UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-07062

PACIFIC GLOBAL FUND INC. D/B/A PACIFIC ADVISORS FUND INC.
(Exact name of registrant as specified in charter)

101 NORTH BRAND BLVD., SUITE 1950 GLENDALE, CALIFORNIA			91203
(Address of principal executive offices)			(Zip code)

GEORGE A. HENNING 101 NORTH BRAND BLVD., SUITE 1950 GLENDALE, CA 91203
(Name and address of agent for service)

Registrant’s telephone number, including area code:		818-242-6693

Date of fiscal year end:	December 31

Date of reporting period:	December 31, 2012

Item 1.                                                         Report to Shareholders

Filed herewith.

annual report

  december 31, 2012

government securities fund

income and equity fund

balanced fund

large cap value fund

mid cap value fund

small cap value fund

Pacific Advisors

  table of contents

Message from the Chairman	1
Government Securities Fund	5
Income and Equity Fund	10
Balanced Fund	15
Large Cap Value Fund	20
Mid Cap Value Fund	25
Small Cap Value Fund	30
Schedule of Investments	36
Statement of Assets and Liabilities	58
Statement of Operations	60
Statement of Changes in Net Assets	62
Financial Highlights	66
Notes to Financial Statements	73
Report of Independent Registered Public Accounting Firm	83
Disclosure Regarding the Board's Approval of the Funds' Advisory Contracts	84
Directors and Officers	87
Additional Tax Information	89

This Report is submitted for the general information of the shareholders of Pacific Advisors Funds. It is not authorized for distribution to prospective investors unless accompanied or preceded by the Funds' current prospectus, which contains information concerning the investment policies of the Funds as well as other pertinent information.

This Report is for informational purposes only and is not a solicitation or recommendation that any particular investor should purchase or sell any particular security. The statements in the Chairman's Letter and the discussions of the Funds' performance are the opinions and beliefs expressed at the time of this commentary and are not intended to represent opinions and beliefs at any other time. These opinions are subject to change at any time based on market or other conditions and are not meant as a market forecast. All economic and performance information referenced is historical. Past performance does not guarantee future results.

For more information on the Pacific Advisors Funds, including information on charges, expenses and other classes offered, please obtain a copy of the prospectus by calling (800) 989-6693. Please read the prospectus and consider carefully the investment risks, objectives, charges and expenses before you invest or send money. Shares of the Pacific Advisors Funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Message

from the chairman

Dear Shareholders,

Fear and anxiety have been the overriding emotions for many investors since the "Great Recession." During the last six months of the year, investors were facing the uncertainties of Europe's persistent sovereign debt crises, turmoil in the Middle East, transition of power in China, U.S. elections, and the pending "fiscal cliff." Many investors continued to believe that, despite historically low interest rates, cash or conservative bonds were the safest investment strategies. By the end of the year, investors acknowledged that the economic and political landscape was relatively stable; as a result, the equity markets rallied to post strong gains in comparison to 2011.

Headline news overshadowed progress on the economic and political fronts; investors entered 2013 with a changing outlook. Europe, even as it continues to muddle through debt crises and recession, is nevertheless expecting recovery later in 2013. Lower borrowing costs for nations such as Italy and Spain underscore the region's improved outlook. China completed its leadership transition; not surprisingly, economic improvement quickly solidified the new leaders' power base. The rising demand for imported goods, including coal and rice, highlights an emerging consumer economy as the country reduces its reliance on exports.

In the U.S., the housing industry, which had been missing-in-action for four years, has come back to life: housing data revealed the first increase in new households since the recession. Job seekers are increasingly willing to relocate for new employment opportunities; rising home values are aiding this process by reducing the prospect of selling a property with negative equity. The housing industry also reported better-than-expected sales and increased home building activity. A housing recovery will be an important catalyst for U.S. economic growth. Further, consumer confidence and spending, especially for "big ticket" items such as homes and autos, are rebounding. Throughout, and despite potential challenges, individual companies have continued their growth strategies; many have now begun to benefit from their investments.

Predicting the strength of these trends may be premature; nonetheless, these developments suggest a changing dynamic as investors gain confidence in the global economy. Central banks around the globe have adopted easy monetary policies to help the economic recovery. These strategies assume that inflation will emerge as their economies improve; when that occurs, central banks can begin raising interest rates to control inflation. The underlying goals of these policies are to encourage investors to take risk and penalize them for hoarding cash. In the U.S., the impact of this strategy has been muted as investor demand for U.S. Treasuries, the "safe haven" during periods of geopolitical and economic uncertainty, has been unabated. However, investor appetite for risk appears to be growing. We anticipate that many investors will begin to shift assets from U.S. fixed income investments to higher-yielding foreign bonds and equities.

Investors face many challenges in assessing geopolitical events in the Middle East, Africa and Asia. The unrest in these regions could be potential headwinds. The expectations for global economic growth remain modest in comparison to historical rates. Even so, new trends will emerge and change the business outlook in many countries. Companies must adapt to these economic events and find the means to manage risk while growing their businesses. Many companies continue to offer attractive opportunities for investors who adapt to changing times with patience and discipline.

Sentiment is improving as investors have paid down debt and seen their retirement accounts rebound; also, rising home values and low interest rates add to consumer confidence. Modest global economic growth in the coming year could be the catalyst for equity markets to move higher. The trade-off for better economic growth will be the inevitable re-emergence of inflation. Market pressures will respond to this likely scenario by forcing interest rates higher; as interest rates rise, central banks around the globe will begin to manage inflation with interest rate increases. Moderate inflation that results from economic growth would be a sign that the global economy is healing from the financial crises.

Market & Economic Review

During 2012, the equity markets overcame a parade of geopolitical and macroeconomic events to post strong gains. Early in the year, the persistent European sovereign debt crisis threatened to drag the

Market Review – December 31, 2012

Index[1]	Close	YTD Return
Dow Jones Industrial Avg	13,104.14	7.3%
S&P 500	1,426.19	16.0%
NASDAQ	3,019.51	15.9%
Russell 2000® (small cap)	849.35	16.4%
	12/31/12	12/31/11
10-Year T-Note Yield	1.78%	1.89%

Data: The Wall Street Journal; Russell Investments; Federal Reserve Board.

Message

from the chairman continued

world into recession. Uncertainty forced the region's consumers and businesses to decrease spending which hindered growth and exacerbated budget shortfalls. Then, China's own economic slowdown eroded investor confidence. The run-up to the nation's once-every-ten-years leadership transition in November further contributed to heightened market anxiety. Next came the U.S. presidential elections, followed by the looming year-end "fiscal cliff" of automatic tax increases and spending cuts. Congress predictably waited until the last possible moment to agree on a compromise bill; the legislation, which allowed the payroll tax decrease to expire while preserving lower tax rates for most earners, was signed into law one day after the January 1 deadline.

Stocks showed impressive resilience to these events. The political theater often obscured the steady improvement in the U.S. economy which was led by improving consumer spending and signs of a recovery in the housing industry. In fact, broad areas of the country's economy were already improving. An increase in corporate merger and acquisition activity also supported market sentiment. Strong companies were able to take advantage of record low interest rates and attractive prices to acquire competing or complementary businesses. These favorable trends helped lift stocks to multi-year highs despite the challenging global backdrop.

The S&P 500 Index rose 16.0% which was significantly better than the 7.3% gain in the blue-chip dominated Dow Jones Industrial Average. The technology-heavy NASDAQ ended up 15.9%, while the Russell Midcap® Index1 rose 17.3% and the Russell 2000® Index of small companies rose 16.4%. These results reflect a growing confidence in the economic outlook and the consequent increase in investors' appetite for risk.

The fixed income environment remained challenging. Market and political forces and Federal Reserve policy kept interest rates at historically low levels; investors continued to favor U.S. Treasuries as the "safe haven" investment of choice. However, steady improvements in the U.S. economy, and the improved performance by the equity markets, began to encourage investors to move out of "safe haven" fixed income investments. The enticement of potentially greater returns in other areas was unmistakable. Notably, attractive bond issues in Europe and Brazil, and the stock market rally in the fourth quarter, set the stage for U.S. interest rates to increase as fixed income monies migrate elsewhere.

Equity Investment Review

During the past two years, many companies focused on developing and implementing growth strategies. Financially strong companies have been able to initiate growth plans, often at the expense of weaker competitors. The absence of a strong economic recovery has prevented many companies from growing their businesses and responding to changing market conditions. As a result, the "best in class" companies are in unusually strong positions to make significant acquisitions; the resulting growth opportunities will evolve over several years and further increase their market dominance.

Most companies continue to focus on productivity improvements by utilizing technology to identify under-utilized assets and measure operational efficiencies. Even though investors often overlook these initiatives in comparison to acquisitions and new products or services, their impact on earnings can be meaningful; often, productivity improvements have resulted in higher earnings from operations even with flat-to-moderate revenue growth. Profitability for these companies should increase more quickly as business conditions improve.

The landscape for many countries, and for many companies, is changing along with the global economy. In the U.S., technology has revolutionized the energy industry; we are becoming more energy independent and reducing our reliance on imported oil. Manufacturing solutions are providing opportunities in the industrial sector to reverse production export to countries with cheaper labor. Also, U.S. companies are identifying opportunities to expand beyond their domestic market.

Since the recession, the Funds' equity investment strategies assumed a modest economic recovery in which many companies were well positioned to flourish. In many cases, often due to geopolitical events, the valuations of these companies have lagged despite the success of their growth initiatives. We recognize that the Funds' long-term investment strategies may lead to periods of outperformance or underperformance relative to their benchmarks. We often take advantage of company-specific-events to take profits or invest during periods of stock underperformance. During this past year, some of the Funds underperformed their benchmark(s) as investors sought "safe havens" in cash, bonds or defensive stocks; nevertheless, we believe that as the economic outlook improves, the growth potential of the Funds' holdings will be realized.

The individual discussions with each of the Funds' portfolio managers that follow my letter provide more detailed discussions of our equity investment strategies and examples of companies that exemplify the growth opportunities developing in various industries around the world. Our focused investment strategy is based on the selection of approximately thirty to fifty high-quality companies for each Fund. We believe this strategy will drive meaningful returns over the long-term and enable each Fund to achieve its investment objectives.

Fixed Income Investment Review

Strong demand for fixed income securities by investors seeking "safe haven" in the U.S. fixed income markets continued to drive bond prices higher. As a result, the difference between yields on corporate bonds and U.S. Treasuries narrowed. This strikingly narrow yield spread translates into significant interest rate risk; that is, when the demand for bonds falls, the inevitable consequence is higher interest rates and offsetting price declines. We sought to mitigate these risks by maintaining a bias toward shorter-term corporate bonds which would be minimally impacted by interest rate changes.

Our fixed income investment strategy has been focused on bonds with maturities of 2-5 years that are issued by companies with strong fundamentals. The shorter-term maturity profile positions the fixed income Funds to weather a rising interest rate environment; additionally, it provides the added benefit of maximizing flexibility for reinvesting in higher yielding bonds as current bond holdings mature.

Indeed, we anticipate that the fixed income markets may experience an inflection point in 2013. Several economic indicators, including improved domestic and international economic outlooks; reduced fears of a euro zone collapse; attractive alternatives to government bond yields; and signs of inflation, could all contribute to a rising interest rate environment. Such interest rate changes will be driven by market or economic forces; they may be somewhat sudden and/or variable. But, when interest rates begin to move higher, they will create opportunities to reposition portfolios with higher yielding bonds.

We continue to believe that the central banks around the globe will maintain easing monetary policies. Ultimately, however, market forces determine interest rate movements; rates will increase to be competitive with other investment options. This expectation is consistent with current monetary policies which have been relying on low interest rates to spur economic growth to create inflation over time. Further details about our government securities and corporate bond investment strategies follow in the discussions with the portfolio managers of the Government Securities, Income and Equity and Balanced Funds.

Looking Ahead

We believe that strengthening domestic economic conditions may lead to another impressive year in the equity markets. Indeed, the U.S. economy advanced meaningfully in 2012 despite the geopolitical and economic events that dominated headlines. Notably, the housing recovery appears poised to accelerate in 2013; this sector could contribute significantly to GDP growth, particularly in the latter half of the year. The "wealth effect" attributed to rising home values will support consumer confidence, which would, in turn benefit job creation and investment among manufacturing and service companies. The anticipated recovery in housing has the potential to positively impact several areas of the economy. The increase in building activity will benefit manufacturers, transportation companies, and financial institutions. An additional growth catalyst will likely come from the domestic energy sector; the rapidly expanding U.S. energy industry is creating much needed jobs. Moreover, it also reduces both the country's reliance on foreign oil and the potential impact of political unrest in oil producing nations on which we have traditionally relied for imported oil and gas.

China's economic growth engine should further aid industrial and infrastructure-related sectors. The nation's migration to a more consumer-based economy also bodes well for U.S. businesses with global consumer brands. The U.S. and Chinese economies account for roughly a third of global GDP; their relative strength augurs favorably for stocks in 2013. The developing strategies in other emerging regions such as Russia, Brazil, India and Africa should also spur economic growth. Also, in Japan, the newly-elected prime minister recently announced plans to revive consumer spending and end deflation. Mr. Abe's goals seem to reflect the political reality that countries must have sound economic growth policies to compete in the global markets.

We anticipate that Europe will continue to make slow progress in managing its debt crises and implementing economic policies to promote growth. ECB Chairman Mario Draghi has stated that he expects economic recovery in the euro zone to begin during the second half of the year. Such timing could dovetail well with the ongoing U.S. housing recovery and reinvigorated growth in China. Nevertheless, given the political variables in the euro zone, an economic recovery will likely be slow and uneven. Also, geopolitical events,

Message

from the chairman continued

such as further hostilities in the Middle East, Africa and Asia, may create periods of heightened market volatility. However, as the past four years have demonstrated, high quality companies with proactive management teams are capable of succeeding in any economic environment.

Economic improvements will translate into rising inflation which would, in turn, force interest rates up. The recent strong market performance will also likely pressure even cautious investors to begin moving assets into the equity markets. If investors begin migrating from fixed income holdings to equities, the predictable result will be higher interest rates. As we mentioned earlier, this potential outcome is consistent with the Fed's monetary policies to stimulate economic growth. But, along with an expanding economy comes the likelihood of additional pressures on the U.S. federal budget deficit as fixed income investors will require a premium (that is, higher yields) to buy U.S. Treasuries.

We have described various economic changes that have the potential to alter the investment environment that we have faced since the "Great Recession." Economies and markets across the globe have been severely impacted; for some, recovery will still take time. Oftentimes, the natural tendency is to assume that the current environment will continue; that tomorrow's challenges will be similar to today's. Yet, successful companies must, as they chart their paths, continuously assess emerging market forces to take appropriate, and timely, steps to adapt. Our approach is similar; we focus on the companies we own and those best positioned to benefit from a changing economic landscape. We regularly speak with company executives about their business challenges and growth opportunities; these conversations support our view that, even though the horizon may, at times, seem stormy, patient and disciplined investors will continue to identify attractive investment opportunities.

Our longer-term investment strategy takes into consideration global markets, economic trends and geopolitical events in determining the most favorable investment opportunities. We believe that this strategy enables us to make proactive investment decisions rather than react to the current headline events. We strive to manage risk and provide superior returns over the longer-term that will enable you, our shareholders, to achieve your financial objectives.

Sincerely,

George A. Henning

1  The Dow Jones Industrial Average is an unmanaged, price weighted measure of 30 U.S. stocks selected by the Averages Committee to represent the performance of all U.S. stocks outside the Transportation and Utilities sectors. The Standard & Poor's 500 Index is an unmanaged, market capitalization weighted index which measures the performance of the large cap segment of the U.S. equities market, covering approximately 75% of the U.S. equities market. The Index includes 500 leading companies in leading industries of the U.S. economy. The NASDAQ Composite Index is an unmanaged, market capitalization weighted measure of all domestic and international common stocks (currently over 3,000 stocks) listed on The Nasdaq Stock Market. The Russell 2000® Index is an unmanaged, market-weighted measure of the 2,000 smallest publicly traded companies of the Russell 3000® Index. The Russell Midcap® Index is an unmanaged, weighted measure of the 800 smallest companies within the Russell 1000® Index based on a combination of their market cap and current index membership. These indices are not available for direct investment. Index returns assume the reinvestment of dividends.

Economic and performance information referenced is historical and past performance does not guarantee future results. The principal value and return of an investment will fluctuate so that an investor's shares may be worth less than the original cost when redeemed. For more information on the Pacific Advisors Funds, including information on charges, expenses and other classes offered, please obtain a copy of the prospectus by calling (800) 989-6693. Please read the prospectus and consider carefully the investment risks, objectives, charges and expenses before you invest or send money.

Shares of the Funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested. The views expressed represent the opinions and beliefs at the time of this commentary and are not meant as a market forecast. These views are subject to change at any time based on market or other conditions. This information may not be relied on as investment advice or as an indication of trading intent on behalf of any Fund. Fund investments may change at any time.

Pacific Advisors

  Government Securities Fund

Fund Objective:  High current income, preservation of capital, and rising future income consistent with prudent investment risk.

Investment  Invests at least 80% of its assets in U.S. Government fixed income securities.
Strategy:  These include securities issued or guaranteed by the U.S. Treasury; issued by a U.S. Government agency; or issued by a Government-Sponsored Enterprise (GSE). May also invest in high quality dividend-paying common stocks.

Investor Profile:  Conservative. Income-focused; capital preservation aim.

TOTAL RETURNS		EXPENSE RATIOS
For the year ended December 31, 2012		For the fiscal year ended December 31, 2011
			Net Expense Ratio	Expense Ratio
Class A	– 0.44%	Class A	2.42%	4.26%
Class C	– 1.12%	Class C	3.16%	5.03%
Barclays Capital U.S. Int T-Bond Index[1]	1.73%

Please see the Financial Highlights in this report for expense ratios for the fiscal year ended December 31, 2012.

Performance quoted is past performance which does not guarantee future results. Current performance may be higher or lower than the performance quoted. Call (800) 989-6693 for performance current to the most recent month-end. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Returns represent the change in value over the stated period assuming reinvestment of dividends and capital gains at net asset value. Returns do not take into account the maximum 4.75% sales charge on Class A shares or the 1% Contingent Deferred Sales Charge (CDSC) for Class C shares sold within one year of purchase. Returns would be lower if the applicable sales charge and CDSC were included. Returns do not take into account individual taxes which may reduce actual returns when shares are sold.

The Fund's investment adviser is waiving a portion of its management fees pursuant to an Expense Limitation Agreement. The waiver may be discontinued at any time with ninety days written notice in consultation with the Fund's board, but is expected to continue at current levels. Please see the Notes to Financial Statements in this Report for details. Performance shown reflects the waiver, without which the results would have been lower.

Discussion with Portfolio Manager  February 22, 2013

Jingjing Yan, CFA

Please see the Chairman's Letter at the beginning of this Report for a detailed market and economic review as well as the Manager's general market outlook.

Fund Performance

The Fund's investment strategy is to manage interest rate risk for long-term and short-term investors who want to protect principal. In response to extraordinarily low interest rates and economic uncertainty, the Fund maintained its focus in short to intermediate-term bonds. The Fund's average duration of approximately 1 year reflects our commitment to reduce exposure to interest rate risk. Duration measures a portfolio's sensitivity to interest rate movements. For example, if market interest rates increase by 1%, a portfolio with a 4-year duration would lose approximately 4%; in contrast, a portfolio with a 1-year duration would decline 1%. The Fund's strategy to maintain shorter-term bonds provides price stability and the flexibility to respond timely as investment opportunities develop.

1  The Barclays Capital U.S. Intermediate Treasury Bond Index is an unmanaged index of U.S. government securities with one to ten years to maturity. It is not possible to invest directly in the Index.

Pacific Advisors

  Government Securities Fund continued

Dividend income and market appreciation from the Fund's equity holdings supported total return in the extremely low interest rate environment. These high-quality, dividend-paying common stocks help manage volatility by offsetting price movements in the fixed income markets.

For the year, Class A shares of the Fund returned – 0.44% compared 1.73% for its benchmark, the Barclays Capital U.S. Intermediate T-Bond Index. Unlike the Fund, however, the benchmark is an unmanaged portfolio. Furthermore, the benchmark's average duration of 3.63 years reflects a significantly greater exposure to interest rate risk.

Market Overview

Interest rates remained volatile throughout 2012, reflecting investor uncertainty regarding the economy at home and abroad. Early in the year, U.S. Treasuries sold off; robust corporate earnings and improving U.S. economic data attracted investors to better performing investments such as equities. As a result, the yield the 10-year Treasury Note rose to 2.39%. This trend of gradually increasing interest rates reversed in response to uncertainty in Europe; the yield on the 10-year Treasury Note fell to 1.43% by mid-summer.

In response to global economic and geopolitical events in U.S., Europe, Asia and the Middle East, demand for U.S. government securities remained strong through year-end as investors sought a "safe haven" for their assets. These events, along with investor anxiety in the equity markets, created strong demand for U.S. Treasuries which resulted in lower interest rates. Volatility in the equity market, along with worries surrounding the U.S. "fiscal cliff," provided further incentive for investors to favor government securities. At year-end, the yield on the 10-year Treasury Note was 1.78%.

The Federal Reserve and central banks around the globe have adopted monetary easing policies to provide a low interest rate economy. The goal of these coordinated policies has been alleviating the debt crises experienced in many countries and, spurring economic growth. As mentioned in the Chairman's Letter, the ultimate goal is to encourage risk taking by penalizing investors who remain in cash. These policies have, to some degree, been overshadowed by investors seeking U.S. Treasuries as a "safe haven" investment; their continued demand for Treasuries has kept rates unusually low. These events may suggest to investors that the central banks can control interest rates. However, as geopolitical and economic concerns ease, investors will seek alternatives with higher returns; when they sell U.S. Treasuries to invest in other markets, interest rates will rise. These events are consistent with textbook policies for monetary easing; they form the basis for our current strategy of investing in shorter-term bonds to manage the potential risk of rising interest rates.

Fund Strategy

Fixed Income Strategy

Attractive, risk-appropriate fixed income investments remained in short supply. Shorter-term bonds provided limited yield while longer-term bonds carried a higher risk of principal loss. The Fund continued to utilize callable "step-up" government agency bonds with higher interest rates. The yield on a "step-up" bond increases at fixed intervals over its lifetime. These bonds are more likely than standard bonds to be called back by the issuing agencies; consequently, we expect step-up bonds to have shorter durations. Also, if interest rates increase, these bonds will hold their value better than fixed-rate government securities with similar maturities because of their higher interest rates.

Unlike some other government funds, the Fund does not use high-risk strategies to enhance return. For example, the Fund does not purchase bonds with extended durations, utilize leveraging strategies or invest in mortgage-backed securities.

Equity Positioning

The Fund invests a minor portion of its portfolio in high-quality, dividend-paying common stocks. Holdings focus on stocks that are relatively less sensitive to economic developments with attractive dividends and appreciation potential. These blue-chip holdings help provide stability by counterbalancing price movements in the fixed income market without significantly increasing the Fund's risk exposure.

In the fall, we took advantage of market appreciation and trimmed positions in 3M, McDonald's and Chevron.2 Healthcare and Consumer Staples stocks, such as Eli Lilly and General Motors, enjoyed strong gains during the period. Conversely, Microsoft was pressured as investors remained cautious regarding its mobile technology efforts; despite these concerns, we believe Microsoft's established presence in the corporate market leaves it well positioned for the future.

Looking Ahead

The Fed remains committed to keeping short-term interest rates near zero to stimulate growth. The prolonged period of low interest rates may suggest that Fed policy alone controls interest rates. Yet consumer demand for the "safe haven" of U.S. Treasuries has contributed to low interest rates; a shift in market demand will likely be the catalyst for a rise in interest rates. Continued U.S. economic recovery, political stability in China and economic reform in Europe are strengthening investor sentiment. As investors gain confidence, they will begin to reallocate money from bonds to other investments that offer higher returns. Additionally, the Fed's low interest policy is designed to promote inflation. By keeping short-term interest rates low, the Fed is encouraging the transfer of funds from government securities.

We expect that ongoing interest rate volatility will give way to higher interest rates as domestic and global economic conditions continue to improve. As recent history shows, any movement out of fixed income could trigger a swift rise in interest rates; the yield on the 10-year Treasury Note rose over 1% during a three month period beginning in late 2010 as investors regained confidence in response to the Fed's second round of quantitative easing. Therefore, the Fund will continue to invest in shorter-term bonds. We believe the Fund will benefit from its short duration and adaptive strategy which minimizes exposure to interest rate risk and provides the flexibility to reinvest in higher-yielding bonds as existing holdings mature or are called back.

2  For detailed information on Fund holdings, please see the Fund's Schedule of Investments in this Report.

Pacific Advisors

  Government Securities Fund continued

Portfolio Holdings as of 12/31/12 (Based on Total Investments)

1.	U.S. Government Agencies	82.96%
2.	Equities	15.94%
3.	Cash and Cash Equivalents	1.10%

Change in Value of $10,000 Investment1

This chart compares the growth of a $10,000 investment in Class A shares of the Government Securities Fund for the period January 1, 2003 through December 31, 2012 with the same investment in the Barclays Capital U.S. Intermediate Treasury Bond Index2.

Average Annual Compounded Return as of December 31, 2012

	Class A	Class C
One Year	– 5.21%	– 2.10%
Five Year	– 0.65%	– 0.39%
Ten Year	0.44%	0.19%

Past performance does not guarantee future results. Performance quoted represents past performance. Current performance may be higher or lower than the performance data quoted. Returns include reinvested dividends and capital gains. Returns for Class A shares reflect a maximum front-end sales charge of 4.75%; and returns for Class C shares reflect the deduction of a contingent deferred sales charge of 1% on shares sold within the first year of purchase. Returns do not take into account individual taxes which may reduce actual returns when shares are sold. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Call (800) 989-6693 for the most recent month-end performance.

1  Fund results are shown for Class A shares and reflect deduction of the maximum front-end sales charge of 4.75% on the $10,000 investment for a net amount invested of $9,525. At the end of the same period, a $10,000 investment in Class C shares would have been valued at $10,188, and no contingent deferred sales charges would apply. Performance of the share classes will vary based on the difference in charges and expenses. The inception date is 02/08/93 for Class A shares and 04/01/98 for Class C shares. It is not possible to invest directly in the Index. Unlike the Fund's results, the results for the Index do not reflect sales charges, fees or expenses.

2  The Barclays Capital U.S. Intermediate Treasury Bond Index is an unmanaged index of U.S. government securities with one to ten years to maturity.

Expense Examples

As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2012 through December 31, 2012.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid on your account during the period.

The following transaction costs are not included in the expenses shown in the table and, if applicable, would increase the expenses that you paid over the period: (1) a front-end sales charge (load) of 4.75% on Class A shares; (2) a 2% redemption fee if you sell or exchange shares within 30 days of purchase, with certain exceptions. The redemption fee does not apply to: (a) redemptions under an automatic withdrawal program or periodic asset reallocation plan, required minimum distributions (RMD), employer mandated distributions from a qualified plan, or redemptions under a qualified domestic relations order (QDRO); (b) redemptions to pay for expenses related to terminal illness, extended hospital or nursing home care, or other serious medical conditions, including death; (c) redemptions of shares acquired through dividend or capital gains reinvestments; (d) loans from a qualified plan account; and (e) redemptions initiated by the Fund; and (3) a $10 service fee on each exchange after the first five exchanges in each calendar year.

The following ongoing costs are not included in the expenses shown in the table and, if applicable, would increase the expenses that you paid over the period: (1) a $12 low balance fee on accounts with balances of less than $250 as of September 30th of each calendar year and no investment activity (excluding reinvestment of dividends and/or capital gains) during the prior calendar year or the first nine months of the current calendar year. This fee does not apply to IRAs, qualified plan accounts, or Coverdell Education Savings Accounts; (2) a $15 annual custodial fee on IRAs, SEPs, SIMPLE IRAs, and Coverdell Education Savings Accounts; and (3) a $20 annual custodial fee on 403(b) accounts.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which in not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The following transaction costs are not included in the expenses shown in the table and, if applicable, would increase the expenses that you paid over the period: (1) a front-end sales charge (load) of 4.75% on Class A shares; (2) a 2% redemption fee if you sell or exchange shares within 30 days of purchase, with certain exceptions. The redemption fee does not apply to: (a) redemptions under an automatic withdrawal program or periodic asset reallocation plan, required minimum distributions (RMD), employer mandated distributions from a qualified plan, or redemptions under a qualified domestic relations order (QDRO); (b) redemptions to pay for expenses related to terminal illness, extended hospital or nursing home care, or other serious medical conditions, including death; (c) redemptions of shares acquired through dividend or capital gains reinvestments; (d) loans from a qualified plan account; and (e) redemptions initiated by the Fund; and (3) a $10 service fee on each exchange after the first five exchanges in each calendar year.

The following ongoing costs are not included in the expenses shown in the table and, if applicable, would increase the expenses that you paid over the period: (1) a $12 low balance fee on accounts with balances of less than $250 as of September 30th of each calendar year and no investment activity (excluding reinvestment of dividends and/or capital gains) during the prior calendar year or the first nine months of the current calendar year. This fee does not apply to IRAs, qualified plan accounts, or Coverdell Education Savings Accounts; (2) a $15 annual custodial fee on IRAs, SEPs, SIMPLE IRAs, and Coverdell Education Savings Accounts; and (3) a $20 annual custodial fee on 403(b) accounts.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 07/01/12	Ending Account Value 12/31/12	Expense Paid During Period 07/01/12 – 12/31/12
Government Secs Fund Class A
Actual	$1,000.00	$985.90	$15.57
Hypothetical (5% return before expense)	$1,000.00	$1,009.45	$15.76
Government Secs Fund Class C
Actual	$1,000.00	$982.30	$19.18
Hypothetical (5% return before expense)	$1,000.00	$1,005.78	$19.41

3  Expenses are equal to the Fund's annualized expense ratio, net of expense waivers, of 3.12% for Class A shares and 3.85% for Class C shares, multiplied by the average account value over the period, multiplied by 184/365 days to reflect the one-half year period.

Pacific Advisors

  Income and Equity Fund

Fund Objective:  Current income and, secondarily, long-term capital appreciation.

Investment  Invests primarily in investment grade U.S. corporate bonds and in dividend-paying
Strategy:  stocks.

Investor Profile:  Conservative. Some current income required; capital preservation aim.

TOTAL RETURNS		EXPENSE RATIOS
For the year ended December 31, 2012		For the fiscal year ended December 31, 2011
			Net Expense Ratio	Expense Ratio
Class A	6.46%	Class A	2.59%	3.34%
Class C	5.74%	Class C	3.33%	4.08%
Barclays Capital U.S. Int Corp Bond Index[1]	8.84%
S&P 500 Index[2]	15.99%

Please see the Financial Highlights in this report for expense ratios for the fiscal year ended December 31, 2012.

Performance quoted is past performance which does not guarantee future results. Current performance may be higher or lower than the performance quoted. Call (800) 989-6693 for performance current to the most recent month-end. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Returns represent the change in value over the stated period assuming reinvestment of dividends and capital gains at net asset value. Returns do not take into account the maximum 4.75% sales charge on Class A shares or the 1% Contingent Deferred Sales Charge (CDSC) for Class C shares sold within one year of purchase. Returns would be lower if the applicable sales charge and CDSC were included. Returns do not take into account individual taxes which may reduce actual returns when shares are sold.

The Fund's investment adviser is waiving a portion of its management fees pursuant to an Expense Limitation Agreement. The waiver may be discontinued at any time with ninety days written notice in consultation with the Fund's board, but is expected to continue at current levels. Please see the Notes to Financial Statements in this report for details. Performance shown reflects the waiver, without which the results would have been lower.

Discussion with Portfolio Managers  February 22, 2013

Charles Suh, CFA
Jingjing Yan, CFA

Please see the Chairman's Letter at the beginning of this Report for a detailed market and economic review as well as the Manager's general market outlook.

Fund Performance

The Fund's conservative investment approach proved successful in managing a challenging fixed income market and a volatile equity market in 2012. Class A shares of the Fund returned 6.46% with significantly lower volatility than the equity market, as reflected in the Fund's one-year beta3 of 0.32, as of December 31st versus the S&P 500 Index.

The Fund's fixed income portfolio and equity portfolio differ from their respective benchmarks. To manage the risks created by interest rate volatility, fixed income holdings remained positioned in shorter-

1  The Barclays Capital U.S. Intermediate Corporate Bond Index is an unmanaged index of publicly issued investment grade U.S. corporate bonds with one to ten years to maturity. It is not possible to invest directly in the Index.

2  The Standard & Poor's 500 Index is an unmanaged, market capitalization weighted index which measures the performance of the large cap segment of the U.S. equities market, covering approximately 75% of the U.S. equities market. The Index includes 500 leading companies in leading industries of the U.S. economy. Index returns assume the reinvestment of dividends, but, unlike the Fund's returns, do not reflect the effects of management fees or expenses. It is not possible to invest directly in the Index.

3  "Beta" measures volatility relative to the stock market or an alternative benchmark. A beta less than 1.0 indicates lower risk than the market or the benchmark; a beta greater than 1.0 indicates higher risk than the market or the benchmark.

term investment grade bonds. The Fund's average maturity, 3.7 years, was considerably shorter than the average maturity of the Barclays Capital U.S. Intermediate Corporate Bond Index (5.2 years); the difference highlights the Fund's more conservative fixed income strategy. Additionally, the Fund's equity component of approximately 30 high-quality stocks, with lower volatility, is more concentrated and defensive when compared to the S&P 500 Index. The design of the Fund's portfolio accounts for the performance difference relative to its benchmarks.

Fund Overview

We manage the allocation of the Fund's fixed income and equity holdings to capture risk-appropriate opportunities for income and growth. During the second half of the year, and in response to the improving economic outlook as well as the scarcity of fixed income opportunities, the Fund's allocation continued to favor equities. The equity allocation of approximately 47% remained near the high end of its historical range. The primary focus of the Fund is to invest in investment grade corporate bonds. However, we maintain the flexibility to substitute high-quality dividend-paying common stocks when market conditions, such as the low interest rate environment, make it difficult to invest in corporate bonds that are consistent with the Fund's investment objectives.

The low interest rate environment continued to challenge conservative fixed income investors. Risk-appropriate corporate bonds offered few meaningful opportunities for income or appreciation potential. The reluctance of investors to enter the equity markets and global events created high demand for "safe haven" fixed income securities. Despite the fact that many corporations issued debt to take advantage of the low interest rate environment, demand continued to exceed supply. The result was exceptionally low interest rates that saw some corporate bonds offer rates lower than U.S. Treasuries.

The historical divergence in interest rates is unsustainable for any extended period of time. These events ran counter to central banks around the globe in their attempt to encourage investors to take more risk to help economies recover and grow. As investor fears begin to abate, we believe the growing likelihood of rising interest rates increases the risk of principal loss on longer-term bonds. In light of these conditions, the Fund's fixed income investments remained concentrated in intermediate-term bonds with maturities of approximately three to five years. The shorter-term bonds helped provide stability in the midst of interest rate volatility while providing the Fund with the flexibility to invest in higher yielding bonds when interest rates rise.

Equity investments continued to focus on well-established companies with low volatility and attractive dividend rates; over 80% of the equity holdings paid a dividend in excess of 3%. The Fund's high-quality dividend-paying stocks contributed significantly to the Fund's performance without appreciably increasing risk. In this low interest rate environment, the dividend on a stock may exceed the interest rate on an investment grade corporate bond from the same company. Notably, the Fund's yield (2.9%) compared favorably to that of the Barclays Capital U.S. Intermediate Corporate Bond Index (2.0%).

Fixed Income Strategy

For some time now, both Federal Reserve policies and market forces have exerted downward pressure on interest rates. The Fed, in an effort to stimulate economic growth, has reiterated its commitment to keep interest rates low for an extended period. To date, geopolitical concerns and global economic uncertainties have fueled demand for "safe haven" investments. Investors have been reticent to move out of fixed income investments and assume the risks associated with alternative investments that offer greater return potential.

The Fed's unprecedented actions in the wake of the financial crisis have overshadowed the role that market forces play in determining the direction of interest rates. As a result, many may reasonably assume that Fed policy will determine the timing for interest rate increases. In the current environment, however, interest rates will most likely move higher as a result falling demand for fixed income securities. Domestic and global economic improvements should continue to strengthen investors' confidence. In turn, investors will begin to move money out of bonds to better performing investments.

Pacific Advisors

  Income and Equity Fund continued

The Fund utilizes an adaptive fixed income strategy that may, depending on the market and economic outlook, favor shorter-term or longer-term bonds. The current strategy, which concentrates on intermediate-term bonds, positions the Fund to reinvest in higher yielding bonds as interest rates rise. Further, the Fund employs risk-appropriate investment strategies to achieve total return: the Fund does not use speculative or aggressive investments such as derivatives or leverage to enhance yield; and, no more than 5% of the Fund may be invested in below investment grade bonds.

Equity Strategy

The Fund's equity positions seek to generate total return through dividend income and capital appreciation. The equity portfolio is constructed to provide diversification, promote stability and reduce volatility. Each holding typically represents approximately one to two percent of the portfolio. This diversification strategy reduces the opportunity for an individual holding to have an outsized impact on the Fund's total return. Current portfolio holdings continue to emphasize large cap companies in areas of the market that are less sensitive to economic conditions such as Consumer Staples and Healthcare.

During the last half of the year, equity investments continued to focus on blue-chip companies with attractive dividends. Fund holdings with dividends over 4.5% included companies such as ConocoPhillips, Duke Energy, Nokia, Pitney Bowes, AT&T, and Vodafone.4 Holdings which paid a dividend rate in excess of 3.5% included firms such as Dominion Resources, DuPont, General Electric, Johnson & Johnson, McDonald's, Pfizer, Sysco, and Xcel Energy.

Looking Ahead

Interest rate volatility will continue as investors evaluate the changing economic landscape. Also, market forces will likely push interest rates higher during the first half of the year. Global economic events and geopolitical stresses may create investor uncertainty; nevertheless, continued economic growth, particularly in the U.S., will encourage investors to take on more risk to achieve better returns.

Investor demand for bonds can change quickly in response to headline news or more gradually in response to strong equity market performance. The Fund is well positioned to manage through the interest rate uncertainty. The Fund's concentration in shorter-term bonds provides the flexibility to respond by repositioning into longer maturities as interest rates rise. We believe that the strengthening domestic economic conditions bode well for the equity markets in 2013. The Fund's high-quality dividend-paying stocks should contribute significantly to Fund performance. As economic conditions improve and interest rates rise, we would expect to increase our purchase of investment grade corporate bonds with higher yields.

4  For detailed information on Fund holdings, please see the Fund's Schedule of Investments in this Report.

Portfolio Holdings as of 12/31/12 (Based on Total Investments)

1.	Corporate Bonds	49.80%
	Equities	46.68%
2.	Consumer Discretionary	7.82%
3.	Consumer Staples	7.56%
4.	Health Care	5.92%
5.	Industrials	5.86%
6.	Utilities	5.79%
7.	Information Technology	5.57%
8.	Telecommunication Services	5.00%
9.	Others	3.16%
10.	Preferred Stock	2.68%
11.	Cash and Cash Equivalents	0.84%

Change in Value of $10,000 Investment1

This chart compares the growth of a $10,000 investment in Class A shares of the Income and Equity Fund for the period January 1, 2003 through December 31, 2012 with the same investment in the S&P 500 Index2 and the Barclays Capital U.S. Intermediate Corporate Bond Index3.

Average Annual Compounded Returns as of December 31, 2012

	Class A	Class C
One Year	1.41%	4.74%
Five Year	1.07%	1.31%
Ten Year	2.49%	2.23%

Past performance does not guarantee future results. Performance quoted represents past performance. Current performance may be higher or lower than the performance data quoted. Returns include reinvested dividends and capital gains. Returns for Class A shares reflect a maximum front-end sales charge of 4.75%; and returns for Class C shares reflect the deduction of a contingent deferred sales charge of 1% on shares sold within the first year of purchase. Returns do not take into account individual taxes which may reduce actual returns when shares are sold. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Call (800) 989-6693 for the most recent month-end performance.

1  Fund results are shown for Class A shares and reflect deduction of the maximum front-end sales charge of 4.75% on the $10,000 investment for a net amount invested of $9,525. At the end of the same period, a $10,000 investment in Class C shares would have been valued at $12,471, and no contingent deferred sales charges would apply. Performance of the share classes will vary based on the difference in charges and expenses. The inception date is 02/08/93 for Class A shares and 04/01/98 for Class C shares. It is not possible to invest directly in either Index. Index results assume reinvestment of dividends, but, unlike the Fund's results, do not reflect sales charges, fees or expenses.

2  The Standard & Poor's 500 Index is an unmanaged, market capitalization weighted index which measures the performance of the large cap segment of the U.S. equities market, covering approximately 75% of the U.S. equities market. The Index includes 500 leading companies in leading industries of the U.S. economy.

3  The Barclays Capital U.S. Intermediate Corporate Bond Index is an unmanaged index of publicly issued investment grade U.S. corporate bonds with one to ten years to maturity.

Pacific Advisors

  Income and Equity Fund continued

Expense Examples

As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2012 through December 31, 2012.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid on your account during the period.

The following transaction costs are not included in the expenses shown in the table and, if applicable, would increase the expenses that you paid over the period: (1) a front-end sales charge (load) of 4.75% on Class A shares; (2) a 2% redemption fee if you sell or exchange shares within 30 days of purchase, with certain exceptions. The redemption fee does not apply to: (a) redemptions under an automatic withdrawal program or periodic asset reallocation plan, required minimum distributions (RMD), employer mandated distributions from a qualified plan, or redemptions under a qualified domestic relations order (QDRO); (b) redemptions to pay for expenses related to terminal illness, extended hospital or nursing home care, or other serious medical conditions, including death; (c) redemptions of shares acquired through dividend or capital gains reinvestments; (d) loans from a qualified plan account; and (e) redemptions initiated by the Fund; and (3) a $10 service fee on each exchange after the first five exchanges in each calendar year.

The following ongoing costs are not included in the expenses shown in the table and, if applicable, would increase the expenses that you paid over the period: (1) a $12 low balance fee on accounts with balances of less than $250 as of September 30th of each calendar year and no investment activity (excluding reinvestment of dividends and/or capital gains) during the prior calendar year or the first nine months of the current calendar year. This fee does not apply to IRAs, qualified plan accounts, or Coverdell Education Savings Accounts; (2) a $15 annual custodial fee on IRAs, SEPs, SIMPLE IRAs, and Coverdell Education Savings Accounts; and (3) a $20 annual custodial fee on 403(b) accounts.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which in not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The following transaction costs are not included in the expenses shown in the table and, if applicable, would increase the expenses that you paid over the period: (1) a front-end sales charge (load) of 4.75% on Class A shares; (2) a 2% redemption fee if you sell or exchange shares within 30 days of purchase, with certain exceptions. The redemption fee does not apply to: (a) redemptions under an automatic withdrawal program or periodic asset reallocation plan, required minimum distributions (RMD), employer mandated distributions from a qualified plan, or redemptions under a qualified domestic relations order (QDRO); (b) redemptions to pay for expenses related to terminal illness, extended hospital or nursing home care, or other serious medical conditions, including death; (c) redemptions of shares acquired through dividend or capital gains reinvestments; (d) loans from a qualified plan account; and (e) redemptions initiated by the Fund; and (3) a $10 service fee on each exchange after the first five exchanges in each calendar year.

The following ongoing costs are not included in the expenses shown in the table and, if applicable, would increase the expenses that you paid over the period: (1) a $12 low balance fee on accounts with balances of less than $250 as of September 30th of each calendar year and no investment activity (excluding reinvestment of dividends and/or capital gains) during the prior calendar year or the first nine months of the current calendar year. This fee does not apply to IRAs, qualified plan accounts, or Coverdell Education Savings Accounts; (2) a $15 annual custodial fee on IRAs, SEPs, SIMPLE IRAs, and Coverdell Education Savings Accounts; and (3) a $20 annual custodial fee on 403(b) accounts.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 07/01/12	Ending Account Value 12/31/12	Expense Paid During Period 07/01/12 – 12/31/12
Income & Equity Fund Class A
Actual	$1,000.00	$1,016.00	$13.58
Hypothetical (5% return before expense)	$1,000.00	$1,011.66	$13.55
Income & Equity Fund Class C
Actual	$1,000.00	$1,012.20	$17.45
Hypothetical (5% return before expense)	$1,000.00	$1,007.79	$17.41

4  Expenses are equal to the Fund's annualized expense ratio, net of expense waivers, of 2.68% for Class A shares and 3.45% for Class C shares, multiplied by the average account value over the period, multiplied by 184/365 days to reflect the one-half year period.

Pacific Advisors

  Balanced Fund

Fund Objective:  Long-term capital appreciation and income consistent with reduced risk.

Investment  Invests primarily in large cap common stocks and investment grade
Strategy:  U.S. corporate bonds. Invests at least 25% of its assets in fixed income securities and preferred stocks and at least 25% in equities.

Investor Profile:  Moderately conservative. Seeks combination of long-term growth, income, liquidity and reduced risk of price fluctuations.

TOTAL RETURNS		EXPENSE RATIOS
For the year ended December 31, 2012		For the fiscal year ended December 31, 2011
Class A	9.69%	Class A	3.13%
Class C	8.81%	Class C	3.83%
S&P 500 Index[1]	15.99%
Barclays Capital U.S. Int Corp Bond Index[2]	8.84%

Please see the Financial Highlights in this report for expense ratios for the fiscal year ended December 31, 2012.

Performance quoted is past performance which does not guarantee future results. Current performance may be higher or lower than the performance quoted. Call (800) 989-6693 for performance current to the most recent month-end. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Returns represent the change in value over the stated period assuming reinvestment of dividends and capital gains at net asset value. Returns do not take into account the maximum 5.75% sales charge on Class A shares or the 1% Contingent Deferred Sales Charge (CDSC) for Class C shares sold within one year of purchase. Returns would be lower if the applicable sales charge and CDSC were included. Returns do not take into account individual taxes which may reduce actual returns when shares are sold.

Discussion with Portfolio Managers  February 22, 2013

Charles Suh, CFA
Jingjing Yan, CFA
Samuel C. Coquillard

Please see the Chairman's Letter at the beginning of this Report for a detailed market and economic review as well as the Manager's general market outlook.

Fund Performance

The Fund is designed to enable conservative investors to participate in the equity markets with reduced risk. The portfolio combines equity holdings in well-established companies that offer attractive growth prospects and dividend income with investment grade corporate bonds that provide income and appreciation potential. The asset allocation is based on our identification of risk-appropriate investments in the context of the overall economic and market outlook. This approach enables the Fund to take advantage of specific growth opportunities while reducing price volatility.

For the year, Class A shares rose an impressive 9.69% on strong equity gains. As a result, Class A shares of the Fund outperformed the Barclays Capital U.S. Intermediate Corporate Bond Index in 2012. The Fund's underperformance in comparison to the S&P 500 Index reflects the Fund's fixed income

1  The Standard & Poor's 500 Index is an unmanaged, market capitalization weighted index which measures the performance of the large cap segment of the U.S. equities market, covering approximately 75% of the U.S. equities market. The Index includes 500 leading companies in leading industries of the U.S. economy. Index returns assume the reinvestment of dividends, but, unlike the Fund's returns, do not reflect the effects of management fees or expenses. It is not possible to invest directly in the Index.

2  The Barclays Capital U.S. Intermediate Corporate Bond Index is an unmanaged index of publicly issued investment grade U.S. corporate bonds with one to ten years to maturity. It is not possible to invest directly in the Index.

Pacific Advisors

  Balanced Fund continued

component as well as its conservative equity strategy. The Fund's low one-year beta3 of 0.73, as of December 31st, compared to the S&P 500 Index reflects its low relative volatility.

The Fund's asset allocation strategies were integral to its strong performance. The Fund remained significantly weighted toward equities as investment grade corporate bonds offered few opportunities to generate meaningful yield or capital appreciation. During 2012, the Fund increased the allocation to high-quality mid-cap and small cap stocks as it transitioned from investing predominately in large cap equities. This "all cap" equity approach offers distinct advantages, particularly in combination with the Fund's active fixed income strategy, during rising and falling markets. Large cap equity investments provide a combination of stability, income and growth while mid- and small cap stocks typically enjoy greater growth prospects than larger companies. The Fund's fixed income investments help provide a counterweight to equity market volatility.

The equity markets enjoyed a strong 2012 as investor sentiment improved in response to progress in the European debt crisis, ongoing U.S. economic recovery, and a successful leadership transition in China. The shift in sentiment was particularly evident in the performance of cyclical stocks during the second half of the year. Cyclical holdings generally offer better opportunities for growth; but, typically they are also more sensitive to economic developments and volatility. The Fund, with broad representation in these industries and sectors, was well positioned for this development. In reflecting investors' growing appetites for risk as well as individual company developments, mid-cap and small cap companies performed particularly well. The strong performance of these holdings over the final six months of 2012 validated the Fund's increased allocation to mid- and small cap holdings.

Fund Strategy

During 2012, the Fund's equity allocation, at 70%, remained near the high end of its historical range. The overall asset allocation reflected our favorable view of the domestic and global economies as well as our confidence in the Fund's equity holdings. The low interest rate environment, which diminished the relative attractiveness of fixed income securities, further contributing to our decision to remain weighted towards equities.

Equity Strategy

The Fund's equity strategy focuses on high-quality companies with strong management teams and demonstrated track records of growth. At year-end, large cap stocks represented approximately half of the Fund's equity portfolio. Large cap holdings were selected to take advantage of broad industry growth trends as well as company-specific developments. The remaining equity holdings in mid-cap and, to a lesser extent, small cap stocks were selected for their distinct competitive positioning and attractive long-term growth prospects.

Given our expectations for improving economic conditions, the Fund's holdings favored cyclical stocks in the Consumer Discretionary, Energy and Industrials sectors. Roughly one-fifth of the Fund's equity allocation remained invested in defensive stocks which typically generate stable revenue, pay attractive dividends, and experience relatively low price volatility. These holdings, such as Coca-Cola, International Business Machines, and Wal-Mart, help provide stability during periods of elevated market volatility while offering long-term growth potential.4 The dividend yield of the Fund's ten largest equity holdings, as of year-end, was 1.91%.

Fund holdings, particularly the economically sensitive stocks, performed well as conditions improved. Energy services giant Halliburton gained as natural gas prices, which had stressed profit margins on domestic drilling activities, improved. Team, a small cap industrial services provider, rose as inspection and repair services for plants and refineries returned to pre-recession levels. And, shares of transportation companies, including mid-cap holdings Kansas City Southern and Kirby, rose on shipping activity increased for consumer and petrochemical goods. These companies are a primary beneficiary of the oil shale production as pipelines, which are typically used to transport oil from wells to refineries, are not accessible to the shale oilfields.

3  "Beta" measures volatility relative to the stock market or an alternative benchmark. A beta less than 1.0 indicates lower risk than the market or the benchmark and a beta greater than 1.0 indicates higher risk than the market or the benchmark.

4  For detailed information on Fund holdings, please see the Fund's Schedule of Investments in this Report.

Leading companies continued to identify attractive growth opportunities. Qualcomm extended its lead in mobile technology. The company is favorably positioned as consumers around the globe gravitate to smartphones and tablet computers. O'Reilly Automotive, a mid-sized specialty retailer, used the downturn to aggressively expand its network of auto parts stores. As a result, the company has benefitted as cost-conscious consumers increasingly look for do-it-yourself solutions for basic auto repairs.

Multi-national businesses continued to direct resources to regions offering the most profitable near and long-term prospects. General Electric, in reducing its reliance on financial products and services, drastically shifted focus to industrial opportunities. GE's strong market presence in Asia and Latin America helped reposition the company for growth in these regions. Similarly, Tidewater, a mid-cap company that provides supply vessels to offshore oilfields, is well positioned to take advantage of strict drilling requirements as activity in the Gulf region recovers.

Finally, recent merger and acquisition activity set the stage for several mid-cap holdings to significantly expand operations. Genesee & Wyoming acquired its primary competitor, Rail America, to create the world's largest short-line railroad operator. PVH (formerly Phillips-Van Heusen) announced its intention to purchase licensee Warnaco, which will unite the Calvin Klein brand under one roof. And, Chicago Bridge & Iron's acquisition of Shaw Group combined two well-respected engineering and construction firms just as spending on energy infrastructure projects is set to accelerate.

Fixed Income Strategy

The Fund's fixed income strategy utilizes a total return approach. Consistent with the Fund's conservative orientation, holdings focus primarily on investment grade corporate bonds. We actively manage risk by emphasizing shorter or longer-term bonds based on the outlook for interest rates.

During the second half of the year, the difference between yields on corporate bonds and U.S. treasuries continued to narrow. As a result, the risk of principal loss associated with holding corporate bonds during periods of rising interest rates increased significantly. We sought to mitigate these risks by maintaining a bias toward shorter-term, investment grade bonds. The Fund's average maturity of 3.7 years was significantly lower than the 5.2 years average maturity of the Barclays Capital benchmark.

When interest rates rise, the shorter-term maturity profile provides a dual benefit of minimizing potential losses while providing the flexibility to take advantage of opportunities to purchase higher yielding corporate bonds. Indeed, we anticipate that the fixed income markets could reach an inflection point in 2013. Several economic indicators, including improved outlooks for domestic and global economies, reduced fears of a euro zone collapse, attractive alternatives to government bond yields, and signs of inflation could all contribute to a rising interest rate environment.

We anticipate that corporate bond issuances may be limited in 2013; over the past several years, many companies aggressively issued bonds to take advantage of historically low borrowing costs. Opportunities to purchase these bonds in the secondary market may arise as investors begin to shift assets from fixed income holdings to equities. Bond funds in particular may be forced to liquidate holdings to meet shareholder redemptions. The Fund's active and adaptive total return strategy is well positioned for this eventuality.

Looking Ahead

Many companies have utilized the economic downturn to improve operations and make capital investments or acquisitions in anticipation of an economic recovery. The Fund is well positioned to benefit as these companies participate in the emerging growth opportunities. Equity holdings in leading Consumer Discretionary, Energy and Industrials businesses should respond to broad industry trends; additionally, the diversity of large cap, mid-cap and small cap companies provides attractive opportunities to participate in company-specific developments. We anticipate that continued improvements in the equity markets will persuade even the somewhat risk-averse investors away from fixed income holdings. As investor sentiment changes, interest rates are expected to move higher in response to market forces. Based on this outlook, Fund holdings will continue to favor equities while closely monitoring changes in interest rates for opportunities to reposition fixed income holdings from shorter-term toward intermediate or longer-term bonds. We will continue to adapt our investment strategies as market conditions change over time.

Pacific Advisors

  Balanced Fund continued

Portfolio Holdings as of 12/31/12 (Based on Total Investments)

	Equities	70.26%
1.	Industrials	29.62%
2.	Energy	10.71%
3.	Consumer Discretionary	9.92%
4.	Financials	7.30%
5.	Information Technology	7.27%
6.	Consumer Staples	5.44%
7.	Corporate Bonds	28.35%
8.	Preferred Stock	0.96%
9.	Cash and Cash Equivalents	0.43%

Change in Value of $10,000 Investment1

This chart compares the growth of a $10,000 investment in Class A shares of the Balanced Fund for the period January 1, 2003 through December 31, 2012 with the same investment in the S&P 500 Index2 and the Barclays Capital U.S. Intermediate Corporate Bond Index3.

Average Annual Compounded Returns as of December 31, 2012

	Class A	Class C
One Year	3.40%	7.81%
Five Year	– 1.41%	– 1.00%
Ten Year	3.61%	3.42%

Past performance does not guarantee future results. Performance quoted represents past performance. Current performance may be higher or lower than the performance data quoted. Returns include reinvested dividends and capital gains. Returns for Class A shares reflect a maximum front-end sales charge of 5.75%; and returns for Class C shares reflect the deduction of a contingent deferred sales charge of 1% on shares sold within the first year of purchase. Returns do not take into account individual taxes which may reduce actual returns when shares are sold. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Call (800) 989-6693 for the most recent month-end performance.

1  Fund results are shown for Class A shares and reflect deduction of the maximum front-end sales charge of 5.75% on the $10,000 investment for a net amount invested of $9,425. At the end of the same period, a $10,000 investment in Class C shares would have been valued at $13,997, and no contingent deferred sales charges would apply. Performance of the share classes will vary based on the difference in charges and expenses. The inception date is 02/08/93 for Class A shares and 04/01/98 for Class C shares. It is not possible to invest directly in either Index. Index results assume reinvestment of dividends, but, unlike the Fund's results, do not reflect sales charges, fees or expenses.

2  The Standard & Poor's 500 Index is an unmanaged, market capitalization weighted index which measures the performance of the large cap segment of the U.S. equities market, covering approximately 75% of the U.S. equities market. The Index includes 500 leading companies in leading industries of the U.S. economy.

3  The Barclays Capital U.S. Intermediate Corporate Bond Index is an unmanaged index of publicly issued investment grade U.S. corporate bonds with one to ten years to maturity.

Expense Examples

As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2012 through December 31, 2012.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid on your account during the period.

The following transaction costs are not included in the expenses shown in the table and, if applicable, would increase the expenses that you paid over the period: (1) a front-end sales charge (load) of 5.75% on Class A shares; (2) a 2% redemption fee if you sell or exchange shares within 180 days of purchase, with certain exceptions. The redemption fee does not apply to: (a) redemptions under an automatic withdrawal program or periodic asset reallocation plan, required minimum distributions (RMD), employer mandated distributions from a qualified plan, or redemptions under a qualified domestic relations order (QDRO); (b) redemptions to pay for expenses related to terminal illness, extended hospital or nursing home care, or other serious medical conditions, including death; (c) redemptions of shares acquired through dividend or capital gains reinvestments; (d) loans from a qualified plan account, and (e) redemptions initiated by the Fund; and (3) a $10 service fee on each exchange after the first five exchanges in each calendar year.

The following ongoing costs are not included in the expenses shown in the table and, if applicable, would increase the expenses that you paid over the period: (1) a $12 low balance fee on accounts with balances of less than $250 as of September 30th of each calendar year and no investment activity (excluding reinvestment of dividends and/or capital gains) during the prior calendar year or the first nine months of the current calendar year. This fee does not apply to IRAs, qualified plan accounts, or Coverdell Education Savings Accounts; (2) a $15 annual custodial fee on IRAs, SEPs, SIMPLE IRAs, and Coverdell Education Savings Accounts; and (3) a $20 annual custodial fee on 403(b) accounts.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which in not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The following transaction costs are not included in the expenses shown in the table and, if applicable, would increase the expenses that you paid over the period: (1) a front-end sales charge (load) of 5.75% on Class A shares; (2) a 2% redemption fee if you sell or exchange shares within 180 days of purchase, with certain exceptions. The redemption fee does not apply to: (a) redemptions under an automatic withdrawal program or periodic asset reallocation plan, required minimum distributions (RMD), employer mandated distributions from a qualified plan, or redemptions under a qualified domestic relations order (QDRO); (b) redemptions to pay for expenses related to terminal illness, extended hospital or nursing home care, or other serious medical conditions, including death; (c) redemptions of shares acquired through dividend or capital gains reinvestments; (d) loans from a qualified plan account, and (e) redemptions initiated by the Fund; and (3) a $10 service fee on each exchange after the first five exchanges in each calendar year.

The following ongoing costs are not included in the expenses shown in the table and, if applicable, would increase the expenses that you paid over the period: (1) a $12 low balance fee on accounts with balances of less than $250 as of September 30th of each calendar year and no investment activity (excluding reinvestment of dividends and/or capital gains) during the prior calendar year or the first nine months of the current calendar year. This fee does not apply to IRAs, qualified plan accounts, or Coverdell Education Savings Accounts; (2) a $15 annual custodial fee on IRAs, SEPs, SIMPLE IRAs, and Coverdell Education Savings Accounts; and (3) a $20 annual custodial fee on 403(b) accounts.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 07/01/12	Ending Account Value 12/31/12	Expense Paid During Period 07/01/12 – 12/31/12
Balanced Fund Class A
Actual	$1,000.00	$1,045.70	$16.97
Hypothetical (5% return before expense)	$1,000.00	$1,008.55	$16.66
Balanced Fund Class C
Actual	$1,000.00	$1,041.20	$20.63
Hypothetical (5% return before expense)	$1,000.00	$1,004.93	$20.26

4  Expenses are equal to the Fund's annualized expense ratio of 3.30% for Class A shares and 4.02% for Class C shares, multiplied by the average account value over the period, multiplied by 184/365 days to reflect the one-half year period.

Pacific Advisors

  Large Cap Value Fund

Fund Objective:  Long-term capital appreciation.

Investment  Invests at least 80% of its assets in large cap companies that are, at the time of
Strategy:  purchase, within the market cap range of companies in the S&P 500 Index1.

Investor Profile:  Conservative equity. Growth-oriented with a long-term investment horizon.

TOTAL RETURNS		EXPENSE RATIOS
For the year ended December 31, 2012		For the fiscal year ended December 31, 2011
			Net Expense Ratio	Expense Ratio
Class A	11.18%	Class A	3.05%	4.99%
Class C	10.31%	Class C	3.89%	5.82%
S&P 500 Index	15.99%

Please see the Financial Highlights in this report for expense ratios for the fiscal year ended December 31, 2012.

Performance quoted is past performance which does not guarantee future results. Current performance may be higher or lower than the performance quoted. Call (800) 989-6693 for performance current to the most recent month-end. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Returns represent the change in value over the stated period assuming reinvestment of dividends and capital gains at net asset value. Returns and rankings do not take into account the maximum 5.75% sales charge on Class A shares or the 1% Contingent Deferred Sales Charge (CDSC) for Class C shares sold within one year of purchase. Returns would be lower if the applicable sales charge and CDSC were included. Returns do not take into account individual taxes which may reduce actual returns when shares are sold.

The Fund's investment adviser is waiving a portion of its management fees pursuant to an Expense Limitation Agreement. The waiver may be discontinued at any time with ninety days written notice in consultation with the Fund's board, but is expected to continue at current levels. Please see the Notes to Financial Statements in this report for details. Performance shown reflects the waiver, without which the results would have been lower.

Discussion with Portfolio Manager  February 22, 2013

Samuel C. Coquillard

Please see the Chairman's Letter at the beginning of this Report for a detailed market and economic review as well as the Manager's general market outlook.

Fund Performance

The Fund's more conservative approach to equity investing focuses on risk management and minimizing volatility. For 2012, Class A shares of the Fund performed well with a return of 11.18%. The Fund achieved these gains with less volatility than the market as evidenced by its one-year beta2 of 0.86, as of December 31st, versus the S&P 500 Index. The Fund's conservative approach generally results in outperformance during falling markets. Conversely, as in 2012, the Fund may grow at a slower less volatile pace during rising markets.

1  The Standard & Poor's 500 Index is an unmanaged, market capitalization weighted index which measures the performance of the large cap segment of the U.S. equities market, covering approximately 75% of the U.S. equities market. The Index includes 500 leading companies in leading industries of the U.S. economy. Index returns assume the reinvestment of dividends, but, unlike the Fund's returns, do not reflect the effects of management fees or expenses. It is not possible to invest directly in the Index.

2  "Beta" measures volatility relative to the stock market or an alternative benchmark. A beta less than 1.0 indicates lower risk than the market or the benchmark; a beta greater than 1.0 indicates higher risk than the market or the benchmark.

3  For detailed information on Fund holdings, please see the Fund's Schedule of Investments in this Report.

Holdings that contributed to performance in latter half of the year included3:

•  Time Warner benefitted from its market leadership position which creates an effective barrier to entry. Its large portfolio of cable networks, including HBO, CNN, TBS, and TNT, are among the most widely viewed and widely distributed. The firm completed $3.3 billion in stock buybacks in 2012 and recently unveiled plans to raise its cash dividend and buy back an additional $4 billion in stock in 2013.

•  Expedia recently focused on international expansion which has enhanced its cross-selling capabilities.

•  Cisco Systems enjoys a dominant market position and stellar reputation. The firm spent the last three years streamlining its data center networking products. Additionally, the company acquired several small firms, in cloud technology and telecommunications, to increase its innovative offerings and broaden its expertise.

•  Lowe's participated in the emerging housing market recovery as homeowners increased spending on home maintenance and improvements.

•  Sysco Corp., the leading food-service distributor in the United States and Canada, continued to profit from its expansive distribution network and extensive product offerings.

Fund Strategy

Large cap stocks led the equity markets in the first half of the year as anxious investors gravitated toward stocks with lower price volatility. Equity market performance improved in the second half of the year as investor sentiment responded to signs of domestic and global economic improvements. A growing risk tolerance led small and mid-cap stocks to outperform large cap stocks during this period.

The Fund concentrates in 35 to 50 blue-chip stocks with identifiable long-term growth potential and lower volatility. Holdings focus primarily on mega-cap stocks with superior franchises, strong financial positions, and track records of steady growth and attractive dividends. The Fund's average market cap of $125 billion is significantly higher than the S&P 500 Index's average market cap of approximately $25 billion. The Fund's emphasis on mega-cap companies helps reduce downside risk and market volatility.

In selecting mega-cap stocks, the Fund typically favors multi-national companies that benefit from global diversification. Also, the Fund concentrates on dividend-paying stocks in areas of the market that tend to be less sensitive to economic activity. The Fund looks to purchase stocks when they are trading at a discount with the expectation for price appreciation over a three to five-year period.

During the last half of 2012, the Fund took advantage of market appreciation to lock in profits or rotate capital to other stocks that offered better opportunities for long-term price appreciation. Several positions, including Excelis, ITT Corp., Pentair, Xylem, Wal-Mart, MetLife, Apple and Dell, were trimmed or sold. The Fund added to holdings such as Johnson & Johnson, Lowe's and Cisco Systems. Additionally, the Fund initiated several positions; newcomers included Illinois Tool Works, a global manufacturer of a wide array of industrial products including electronics, tools, food equipment, transportation and packaging materials; and Agilent Technologies, a leading supplier of testing and measurement equipment for industries ranging from telecommunications and home entertainment to agriculture and health care.

Many Fund holdings continued to provide attractive dividend rates. Companies paying dividends in excess of 3.5% included Clorox, General Electric, HJ Heinz, Intel, Kraft, Johnson & Johnson, and McDonald's. Firms with rates above 3% included Genuine Parts, Microsoft, Northrop Grumman, Procter & Gamble, and UPS.

Looking Ahead

Leading large cap stocks continue to offer compelling long-term growth potential with lower volatility. Also, many firms are adding value to shareholders by buying back stock or increasing dividends. The Fund's investments in multi-national companies remain beneficial: as global market conditions change, these

Pacific Advisors

  Large Cap Value Fund continued

firms offer both product diversification and the ability to focus on the strongest performing regions. Multi-national mega-cap companies have the scale, geographical diversity, distribution channels and broad product lines to achieve stable growth in both up and down markets.

We believe that developing economic improvements could lead to strong performance for the equity markets in 2013. Nevertheless, domestic and global uncertainties suggest periods of volatility will continue to accompany market performance. Economic improvements will likely prompt investors to accept reasonable investment risk to achieve better returns. Any movement out of fixed income investments should bode well for the Fund as more conservatively-oriented investors seek equity investments that that are consistent with the Fund's holdings; that is, leading large cap stocks with lower volatility and attractive dividends.

Portfolio Holdings as of 12/31/12 (Based on Total Investments)

	Equities	100.00%
1.	Consumer Staples	21.90%
2.	Information Technology	19.85%
3.	Consumer Discretionary	18.35%
4.	Industrials	15.64%
5.	Financials	10.70%
6.	Health Care	9.53%
7.	Energy	4.03%

Change in Value of $10,000 Investment1

This chart compares the growth of a $10,000 investment in Class A shares of the Large Cap Value Fund for the period January 1, 2003 through December 31, 2012 with the same investment in the S&P 500 Index2.

Average Annual Compounded Returns as of December 31, 2012

	Class A	Class C
One Year	4.76%	9.31%
Five Year	– 2.09%	– 1.71%
Ten Year	5.93%	5.61%

Past performance does not guarantee future results. Performance quoted represents past performance. Current performance may be higher or lower than the performance data quoted. Returns include reinvested dividends and capital gains. Returns for Class A shares reflect a maximum front-end sales charge of 5.75%; and returns for Class C shares reflect the deduction of a contingent deferred sales charge of 1% on shares sold within the first year of purchase. Returns do not take into account individual taxes which may reduce actual returns when shares are sold. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Call (800) 989-6693 for the most recent month-end performance.

1  Fund results are shown for Class A shares and reflect deduction of the maximum front-end sales charge of 5.75% on the $10,000 investment for a net amount invested of $9,425. At the end of the same period, a $10,000 investment in Class C shares would have been valued at $17,260, and no contingent deferred sales charges would apply. Performance of the share classes will vary based on the difference in charges and expenses. The inception date for Class A shares and Class C shares is 05/01/99. It is not possible to invest directly in either Index. Index results assume reinvestment of dividends, but, unlike the Fund's results, do not reflect sales charges, fees or expenses.

2  The Standard & Poor's 500 Index is an unmanaged, market capitalization weighted index which measures the performance of the large cap segment of the U.S. equities market, covering approximately 75% of the U.S. equities market. The Index includes 500 leading companies in leading industries of the U.S. economy.

Pacific Advisors

  Large Cap Value Fund continued

Expense Examples

As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2012 through December 31, 2012.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid on your account during the period.

The following transaction costs are not included in the expenses shown in the table and, if applicable, would increase the expenses that you paid over the period: (1) a front-end sales charge (load) of 5.75% on Class A shares; (2) a 2% redemption fee if you sell or exchange shares within 180 days of purchase, with certain exceptions. The redemption fee does not apply to: (a) redemptions under an automatic withdrawal program or periodic asset reallocation plan, required minimum distributions (RMD), employer mandated distributions from a qualified plan, or redemptions under a qualified domestic relations order (QDRO); (b) redemptions to pay for expenses related to terminal illness, extended hospital or nursing home care, or other serious medical conditions, including death; (c) redemptions of shares acquired through dividend or capital gains reinvestments; (d) loans from a qualified plan account, and (e) redemptions initiated by the Fund; and (3) a $10 service fee on each exchange after the first five exchanges in each calendar year.

The following ongoing costs are not included in the expenses shown in the table and, if applicable, would increase the expenses that you paid over the period: (1) a $12 low balance fee on accounts with balances of less than $250 as of September 30th of each calendar year and no investment activity (excluding reinvestment of dividends and/or capital gains) during the prior calendar year or the first nine months of the current calendar year. This fee does not apply to IRAs, qualified plan accounts, or Coverdell Education Savings Accounts; (2) a $15 annual custodial fee on IRAs, SEPs, SIMPLE IRAs, and Coverdell Education Savings Accounts; and (3) a $20 annual custodial fee on 403(b) accounts.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which in not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The following transaction costs are not included in the expenses shown in the table and, if applicable, would increase the expenses that you paid over the period: (1) a front-end sales charge (load) of 5.75% on Class A shares; (2) a 2% redemption fee if you sell or exchange shares within 180 days of purchase, with certain exceptions. The redemption fee does not apply to: (a) redemptions under an automatic withdrawal program or periodic asset reallocation plan, required minimum distributions (RMD), employer mandated distributions from a qualified plan, or redemptions under a qualified domestic relations order (QDRO); (b) redemptions to pay for expenses related to terminal illness, extended hospital or nursing home care, or other serious medical conditions, including death; (c) redemptions of shares acquired through dividend or capital gains reinvestments; (d) loans from a qualified plan account, and (e) redemptions initiated by the Fund; and (3) a $10 service fee on each exchange after the first five exchanges in each calendar year.

The following ongoing costs are not included in the expenses shown in the table and, if applicable, would increase the expenses that you paid over the period: (1) a $12 low balance fee on accounts with balances of less than $250 as of September 30th of each calendar year and no investment activity (excluding reinvestment of dividends and/or capital gains) during the prior calendar year or the first nine months of the current calendar year. This fee does not apply to IRAs, qualified plan accounts, or Coverdell Education Savings Accounts; (2) a $15 annual custodial fee on IRAs, SEPs, SIMPLE IRAs, and Coverdell Education Savings Accounts; and (3) a $20 annual custodial fee on 403(b) accounts.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 07/01/12	Ending Account Value 12/31/12	Expense Paid During Period 07/01/12 – 12/31/12
Large Cap Value Fund Class A
Actual	$1,000.00	$1,027.80	$13.30
Hypothetical (5% return before expense)	$1,000.00	$1,012.02	$13.20
Large Cap Value Fund Class C
Actual	$1,000.00	$1,023.40	$17.45
Hypothetical (5% return before expense)	$1,000.00	$1,007.89	$17.31

5  Expenses are equal to the Fund's annualized expense ratio, net of expense waivers, of 2.61% for Class A shares and 3.43% for Class C shares, multiplied by the average account value over the period, multiplied by 184/365 days to reflect the one-half year period.

Pacific Advisors

  Mid Cap Value Fund

Fund Objective:  Long-term capital appreciation.

Investment  Invests at least 80% of its assets in mid-cap companies that are, at the time of
Strategy:  purchase, within the market cap range of companies in the Russell Midcap® Index1.

Investor Profile:  Moderately aggressive. Growth-oriented with a long-term investment horizon.

TOTAL RETURNS		EXPENSE RATIOS
For the year ended December 31, 2012		For the fiscal year ended December 31, 2011
Class A	5.42%	Class A	4.16%
Class C	4.60%	Class C	4.91%
Russell Midcap® Index	17.28%

Please see the Financial Highlights in this report for expense ratios for the fiscal year ended December 31, 2012.

Performance quoted is past performance which does not guarantee future results. Current performance may be higher or lower than the performance quoted. Call (800) 989-6693 for performance current to the most recent month-end. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Returns represent the change in value over the stated period assuming reinvestment of dividends and capital gains at net asset value. Returns do not take into account the maximum 5.75% sales charge on Class A shares or the 1% Contingent Deferred Sales Charge (CDSC) for Class C shares sold within one year of purchase. Returns would be lower if the applicable sales charge and CDSC were included. Returns do not take into account individual taxes which may reduce actual returns when shares are sold.

Discussion with Portfolio Manager  February 22, 2013

George A. Henning

Please see the Chairman's Letter at the beginning of this Report for a detailed market and economic review as well as the Manager's general market outlook.

Fund Performance

In the first half of the year, the Fund was oriented toward "cyclical" stocks which tend to be more sensitive to economic events; as a result, performance suffered as growth in emerging markets such as China, Brazil and India experienced temporary declines. The Fund regained strength in the latter half of 2012 as the global economic outlook improved. Accommodative monetary policies by central banks around the world and progress in the euro zone's debt crises helped to support the equity markets. The Fund's holdings in cyclical sectors, such as Consumer Discretionary and Industrials, responded well as investors gained more confidence in the global economy. During the second half of the year, Class A shares of the Fund rose 12.34%; in comparison, the benchmark's gain of 8.62%. For the year, Class A shares rose 5.42% compared to the benchmark's 17.28% gain.

The automotive market continues to be a bright spot for the U.S. economy as car and truck owners are increasingly replacing or repairing aging vehicles. Several Fund holdings profited from the resurgence in auto and truck manufacturing. Dana Holding, a worldwide automotive parts supplier, led all Fund holdings in the fourth quarter with a 27% gain.2 Shares of Lear, a leading global manufacturer of automotive seats, also rose impressively on strong auto sales in the U.S. and Asia. We believe that these companies stand to benefit from the combination of pent-up demand and low interest rates. Additionally, auto parts retailer O'Reilly Automotive should continue to gain by offering top quality products and services to do-it-yourself owners and professionals.

1  The Russell Midcap® Index is an unmanaged, weighted measure of the 800 smallest companies within the Russell 1000® Index based on a combination of their market cap and current index membership. Index returns assume the reinvestment of dividends, but, unlike the Fund's returns, do not reflect management fees or expenses. It is not possible to invest directly in the Index.

2  For detailed information on Fund holdings, please see the Fund's Schedule of Investments in this Report.

Pacific Advisors

  Mid Cap Value Fund continued

The Fund's Materials and Financials stocks performed well during the period. Commercial Metals, a global metals recycling, manufacturing and fabricating company, advanced along with the improving U.S. construction industry. Cathay General Bancorp, which primarily serves Asian Americans in the Pacific region, continued to improve its loan portfolio and balance sheet. The bank anticipates repaying the government's TARP investment in the first half of 2013 which would allow the company to pursue potential acquisition; further, the bank expects to expand commercial real estate lending activity in the upcoming year.

During the period, holdings in the Energy sector were negatively impacted as concerns over low natural gas prices and warm weather extended into the second half of the year. Shares of Tidewater, which provides offshore supply vessels to the offshore energy industry, were depressed; however, the company should recover as its modern fleet is well positioned to take advantage of the global increase in offshore drilling. Chesapeake Energy also suffered due to investor apprehension about natural gas prices and debt concerns from its acquisition of shale properties. The company has undertaken an aggressive program to sell off non-core assets to improve its balance sheet and expand its oil drilling business to offset lower natural gas prices. The energy market tends to be uneven; nevertheless, we are confident that the market outlook is positive and should improve as the global economy continues to recover.

Navistar, a leading manufacturer of trucks, buses, RVs, defense vehicles and engines, was a disappointing performer this year. The company encountered major challenges as a newly-developed engine did not comply with the Environmental Protection Agency's rigorous environmental standards. In response, the company replaced senior management and entered into an agreement with Cummins to produce truck engines. These issues were disappointing; still, the company responded appropriately and should show improved profitability in 2013. Importantly, the company maintained market share during the period and did not experience a significant loss of customers.

Fund Strategy

Mid-cap companies provide unique advantages for long-term investors in that they combine the strategic flexibility of smaller businesses with the economies of scale typically experienced by large corporations. Our fundamental, bottom-up investment process identifies companies with strong long-term growth prospects. The Fund's long-term approach typically results in low annual turnover, as reflected in the Fund's five-year average annual turnover rate of 17%3.

The Fund focuses on companies that are able to appropriately execute growth initiatives and understand how to successfully refine their operations. Looking ahead, we anticipate significant opportunities for the companies that we believe have responded appropriately to the improving market environment. Kansas City Southern is linking its railroad lines for greater efficiency and an expanded geographic footprint. Also, Helix Energy Solutions has divested its oil and gas unit, which should allow it to concentrate on the growing demand for its innovative offshore repair services including its fleet of robots which provide maintenance for underwater oil wells.

The strong performance of several Fund holdings reflects merger and acquisition activity; these companies responded to attractive pricing opportunities to better position their businesses for future growth. Among Industrials holdings, Chicago Bridge & Iron rose in response to its acquisition of Shaw Group which was approved late in the fourth quarter. The purchase combines two well-respected engineering and construction firms into a formidable global competitor. In addition, Genesee & Wyoming, a short-line and regional rail operator, purchased its largest competitor, RailAmerica. The deal creates the largest short-line rail network in the world; the combination will lead to more efficient line routes and opportunities to interconnect various locations. Among the Fund's Consumer Discretionary holdings, PVH (formerly Phillips-Van Heusen) announced its intention to acquire licensee Warnaco. This deal is especially noteworthy: it will not only unite the Calvin Klein brand under one roof, but it will also strengthen the company's global reach. With this purchase, the company's strength in Western markets will be complemented by Warnaco's robust fashion lines in Asia. We remain positive on the company's long-term growth potential as it expands product lines and geographies.

3  Annual turnover: 24% (2012); 12% (2011); 18% (2010); 21% (2009); and 12% (2008).

In the period, we sold the Fund's position in Pitney Bowes. We determined that the communications technology company lacked an immediate growth catalyst and, therefore, offered less attractive opportunities for long-term growth than other potential investments.

During the second half of the year, we added Denbury Resources to the portfolio. This energy company utilizes a complex process to increase oil production from depleted wells: it extracts carbon dioxide (CO2) from underground sources; after processing, the CO2 is piped underground for injection into oil reservoirs. Using this process, Denbury enhances the amount of oil that can be extracted from flooded oil fields while capturing CO2 that would otherwise be released into the atmosphere. The company, which owns significant acreage in the Rocky Mountain and Gulf Coast regions, is positioned to profit long-term from energy holdings and its low-cost production techniques.

Looking Ahead

We anticipate that modest economic improvement will increase demand for consumer products, transportation services, automobiles, energy and other materials. Products and services in these economically-sensitive Industrials, Energy and Consumer Discretionary market sectors, should outperform. The Fund, which is strongly oriented to these sectors, is well positioned to benefit from an improving economy.

The long-term outlook for the domestic economy is encouraging. Notably, the housing recovery appears poised to accelerate in 2013; this sector could significantly contribute to GDP growth. The "wealth effect" attributed to rising home values will support consumer confidence, which would, in turn benefit job creation, auto sales and investment in manufacturing and service companies. The anticipated recovery in housing has the potential to positively impact several areas of the economy. For example, increased home building activity benefits transportation companies such as Landstar; the firm's flat-bed trucks are utilized to transport lumber and other home building supplies. An additional growth catalyst will likely come from the domestic energy sector; the rapidly expanding U.S. energy industry is creating much needed jobs.

Investors may often assume that, during a modest economic recovery, companies have limited opportunities to grow their businesses. Yet, as we have described above, several companies have made extraordinary acquisitions that will enable them to grow substantially in future years. Any improvement in the economic growth rate will further enhance these opportunities. Whether companies are pursuing growth through acquisitions, new products and services, or productivity improvements, they have clearly demonstrated their capability to not only adapt to a moderate economic growth cycle; also, they are positioning themselves for accelerated growth as conditions improve without impairing their financial strength or flexibility.

The Fund underperformed for the year as many holdings remained undervalued due to economic and political concerns. Toward the end of 2012, once many of the headwinds for cyclical stocks showed signs of abating and the global economic outlook began to improve, investor interest in the Fund's holdings was renewed. This trend led to improved performance at the end of the year. We believe that strengthening economic conditions and improving investor sentiment may lead to an impressive year in the equity markets. These trends should enable the market prices of the Fund's holdings to more fully reflect their growth potential. Due to the Fund's focused approach, which invests in a limited number of companies, performance typically reflects the individual holdings rather than the overall market. Performance may vary from the indices; yet we anticipate that our investment approach will be successful over time as Fund holdings implement their growth strategies.

Pacific Advisors

  Mid Cap Value Fund continued

Portfolio Holdings as of 12/31/12 (Based on Total Investments)

	Equities	100.00%
1.	Industrials	39.80%
2.	Consumer Discretionary	25.46%
3.	Energy	24.70%
4.	Materials	4.01%
5.	Financials	3.64%
6.	Consumer Staples	2.39%

Change in Value of $10,000 Investment1

This chart compares the growth of a $10,000 investment in Class A shares of the Mid Cap Value Fund for the period January 1, 2003 through December 31, 2012 with the same investment in the Russell Midcap® Index2.

Average Annual Compounded Returns as of December 31, 2012

	Class A	Class C
One Year	– 0.61%	3.60%
Five Year	– 2.78%	– 2.58%
Ten Year	5.22%	5.01%

Past performance does not guarantee future results. Performance quoted represents past performance. Current performance may be higher or lower than the performance data quoted. Returns include reinvested dividends and capital gains. Returns for Class A shares reflect a maximum front-end sales charge of 5.75%; and returns for Class C shares reflect the deduction of a contingent deferred sales charge of 1% on shares sold within the first year of purchase. Returns do not take into account individual taxes which may reduce actual returns when shares are sold. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Call (800) 989-6693 for the most recent month-end performance.

1  Fund results are shown for Class A shares and reflect deduction of the maximum front-end sales charge of 5.75% on the $10,000 investment for a net amount invested of $9,425. At the end of the same period, a $10,000 investment in Class C shares would have been valued at $16,296, and no contingent deferred sales charges would apply. Performance of the share classes will vary based on the difference in charges and expenses. The inception date for Class A shares and Class C shares is 04/01/02. It is not possible to invest directly in either Index. Index results assume reinvestment of dividends, but, unlike the Fund's results, do not reflect sales charges, fees or expenses.

2  The Russell Midcap® Index is an unmanaged, weighted measure of the 800 smallest companies within the Russell 1000® Index based on a combination of their market cap and current index membership.

Expense Examples

As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2012 through December 31, 2012.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid on your account during the period.

The following transaction costs are not included in the expenses shown in the table and, if applicable, would increase the expenses that you paid over the period: (1) a front-end sales charge (load) of 5.75% on Class A shares; (2) a 2% redemption fee if you sell or exchange shares within 180 days of purchase, with certain exceptions. The redemption fee does not apply to: (a) redemptions under an automatic withdrawal program or periodic asset reallocation plan, required minimum distributions (RMD), employer mandated distributions from a qualified plan, or redemptions under a qualified domestic relations order (QDRO); (b) redemptions to pay for expenses related to terminal illness, extended hospital or nursing home care, or other serious medical conditions, including death; (c) redemptions of shares acquired through dividend or capital gains reinvestments; (d) loans from a qualified plan account, and (e) redemptions initiated by the Fund; and (3) a $10 service fee on each exchange after the first five exchanges in each calendar year.

The following ongoing costs are not included in the expenses shown in the table and, if applicable, would increase the expenses that you paid over the period: (1) a $12 low balance fee on accounts with balances of less than $250 as of September 30th of each calendar year and no investment activity (excluding reinvestment of dividends and/or capital gains) during the prior calendar year or the first nine months of the current calendar year. This fee does not apply to IRAs, qualified plan accounts, or Coverdell Education Savings Accounts; (2) a $15 annual custodial fee on IRAs, SEPs, SIMPLE IRAs, and Coverdell Education Savings Accounts; and (3) a $20 annual custodial fee on 403(b) accounts.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which in not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The following transaction costs are not included in the expenses shown in the table and, if applicable, would increase the expenses that you paid over the period: (1) a front-end sales charge (load) of 5.75% on Class A shares; (2) a 2% redemption fee if you sell or exchange shares within 180 days of purchase, with certain exceptions. The redemption fee does not apply to: (a) redemptions under an automatic withdrawal program or periodic asset reallocation plan, required minimum distributions (RMD), employer mandated distributions from a qualified plan, or redemptions under a qualified domestic relations order (QDRO); (b) redemptions to pay for expenses related to terminal illness, extended hospital or nursing home care, or other serious medical conditions, including death; (c) redemptions of shares acquired through dividend or capital gains reinvestments; (d) loans from a qualified plan account, and (e) redemptions initiated by the Fund; and (3) a $10 service fee on each exchange after the first five exchanges in each calendar year.

The following ongoing costs are not included in the expenses shown in the table and, if applicable, would increase the expenses that you paid over the period: (1) a $12 low balance fee on accounts with balances of less than $250 as of September 30th of each calendar year and no investment activity (excluding reinvestment of dividends and/or capital gains) during the prior calendar year or the first nine months of the current calendar year. This fee does not apply to IRAs, qualified plan accounts, or Coverdell Education Savings Accounts; (2) a $15 annual custodial fee on IRAs, SEPs, SIMPLE IRAs, and Coverdell Education Savings Accounts; and (3) a $20 annual custodial fee on 403(b) accounts.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 07/01/12	Ending Account Value 12/31/12	Expense Paid During Period 07/01/12 – 12/31/12
Mid Cap Value Fund Class A
Actual	$1,000.00	$1,123.40	$22.36
Hypothetical (5% return before expense)	$1,000.00	$1,004.07	$21.11
Mid Cap Value Fund Class C
Actual	$1,000.00	$1,119.90	$26.38
Hypothetical (5% return before expense)	$1,000.00	$1,000.25	$24.89

3  Expenses are equal to the Fund's annualized expense ratio of 4.19% for Class A shares and 4.95% for Class C shares, multiplied by the average account value over the period, multiplied by 184/365 days to reflect the one-half year period.

Pacific Advisors

  Small Cap Value Fund

Fund Objective:  Capital appreciation through investment in small cap companies.

Investment  Invests at least 80% of its assets in small cap companies (i.e., with market caps of
Strategy:  up to $2 billion at the time of purchase). Generally invests a significant proportion of its assets in companies with market caps under $500 million at the time of purchase, which are often referred to as "micro-cap stocks."

Investor Profile:  Aggressive. Opportunity-oriented with a long-term investment horizon.

TOTAL RETURNS		EXPENSE RATIOS
For the year ended December 31, 2012		For the fiscal year ended December 31, 2011
Class A	11.85%	Class A	2.88%
Class C	11.02%	Class C	3.62%
Class I	15.27%	Class I	2.65%
Russell 2000® Index[1]	16.35%

Please see the Financial Highlights in this report for expense ratios for the fiscal year ended December 31, 2012.

Performance quoted is past performance which does not guarantee future results. Current performance may be higher or lower than the performance quoted. Call (800) 989-6693 for performance current to the most recent month-end. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Returns represent the change in value over the stated period assuming reinvestment of dividends and capital gains at net asset value. Returns and rankings do not take into account the maximum 5.75% sales charge on Class A shares or the 1% Contingent Deferred Sales Charge (CDSC) for Class C shares sold within one year of purchase. Returns would be lower if the applicable sales charge and CDSC were included. Returns do not take into account individual taxes which may reduce actual returns when shares are sold.

Discussion with Portfolio Manager  February 22, 2013

George A. Henning

Please see the Chairman's Letter at the beginning of this Report for a detailed market and economic review as well as the Manager's general market outlook.

Fund Performance

Class A shares of the Fund outpaced the benchmark by more than 4% over the second half of the year.2 The strong finish helped narrow the performance differential through the first half of the year; then, the Fund's positioning, with holdings oriented toward continued economic expansion, was out-of-favor with investors whose sentiments were undermined by resurgent fears of a euro zone collapse. For the year, Class A shares returned 11.85% compared to 16.35% for the Russell 2000® Index of small companies. The Fund seeks to anticipate growth opportunities which often produces results that vary from the benchmark. Overall economic and geopolitical conditions impact stock performance; but, we primarily rely on company-specific events to drive performance. Depending on the timing of company-specific growth catalysts, periods of over or under performance can result. Portfolio annual turnover, at 12%, reflects the Fund's long-term investment approach; the five-year average annual turnover rate is 14%3.

During the second half of 2012, market confidence in the economy improved; the U.S. housing and labor markets were gradually recovering, China was rebounding from an earlier slowdown, and Europe's management of its sovereign debt crises was progressing. As a result, economically sensitive areas, including the Materials, Industrials, and Consumer Discretionary sectors, enjoyed broad gains. The Fund, with a majority of its holdings in these areas, was advantageously positioned for this development.

1  The Russell 2000® Index is an unmanaged, market-weighted measure of the 2,000 smallest companies of the Russell 3000® Index which represents approximately 98% of the investable U.S. equity market. Index returns assume the reinvestment of dividends, but, unlike the Fund's returns, do not reflect management fees or expenses. It is not possible to invest directly in the Index.

2  For the six months ended 12/31/12, Class A shares of the Fund returned 11.53% compared to 7.20% for the Russell 2000® Index.

3  Annual turnover: 12% (2012); 9% (2011); 9% (2010); 17% (2009); and 23% (2008).

Conn's4 led the Fund's Consumer Discretionary holdings. The specialty retailer, which was the top performing holding in 2011, repeated the honors in 2012. Over the past two years, the stock has risen more than five-fold. Management has done a remarkable job of restructuring; following serious challenges to its business due to the recession, the company is now well positioned to expand with limited direct competition. This impressive performance underscores the key advantages of our active buy-and-hold investment approach. Our strategy is to invest in companies for extended periods; yet the investment in each company will vary based upon market conditions and business cycles. With our long-term oversight of companies through various stages of their growth and development, we are able to recognize opportunities to invest in a stock for significant long-term gains.

Sonic Automotive, a Fund holding since 2008, underwent a similar price appreciation story to Conn's in 2009 when it jumped 161% on initial turnaround efforts. The auto dealership company, which suffered from a significant pullback in car sales, rebounded that year under the guidance of its tenured management team. Since then, auto purchases have grown steadily and are now approaching pre-recession levels. The company also used the downturn to enhance other areas of its operations, including used car sales, parts and service work, and financing activity. As a result, Sonic is benefiting from internally-developed growth initiatives as well as heightened consumer demand resulting from aging cars that need to be replaced. The stock gained 27% in 2010, 12% in 2011, and 42% in 2012.

The Fund's Industrials holdings also performed well in the second half of 2012. Shares of Kirby rose as the company pieced together acquisitions in the coastal marine transportation industry to create a formidable operation to complement its existing river barge services. Kirby, the premier tank barge operator in the U.S., transports petrochemicals, oil products, refined petroleum products and agricultural products throughout the inland waterways. The company is well positioned to profit from low natural gas prices and the resulting increase in domestic oil and petrochemical production. Truck retailer Rush Enterprises enjoyed impressive gains as the strengthening economy raised expectations for new truck orders. The company also generates significant cash from its repair and maintenance operations. Recent acquisitions, which significantly expanded the company's dealership network, should further boost earnings as the economy expands.

Mobile Mini is well positioned to support increased homebuilding activity. The company leases portable storage containers; it repurposes the boxes for use in the construction and office industries. The stock has responded to the improving environment for a major source of business: new home construction. Team continued its stellar run, posting its third straight year of double-digit gains. The company's industrial inspection and repair services help plants and refineries maintain operations; service activities have returned to pre-recession levels following a brief pullback during the recession.

Fund Strategy

The Fund employs a fundamental bottom-up investment approach to identify when high-quality, well-run companies with attractive growth prospects become undervalued. Periods of heightened market volatility often create opportunities to strategically invest in these companies for long-term appreciation. The Fund focuses on a limited number of stocks (30 holdings as of year-end); a significant number of holdings are often micro-cap stocks. While these factors contribute to the Fund's above-average volatility, they are essential aspects of the Fund's successful long-term investment strategy. We note the Fund's relatively modest beta5 of 1.10, as of December 31st, in comparison to the Russell 2000® Index.

During the period, the Fund took advantage of specific market opportunities to purchase shares of existing holdings at discounted prices. Most notably, we meaningfully increased the Fund's stake in Vitran, a regional trucking firm. The company experienced growing pains, and falling stock valuations, as a result of an early 2011 acquisition. We maintained close contact with company management during this period to assess the likelihood of a successful turnaround. To jump-start this undertaking, Vitran hired several senior managers from FedEx; this action instantly created one of the industry's most credible management

4  For detailed information on Fund holdings, please see the Fund's Schedule of Investments in this Report.

5  "Beta" measures volatility relative to the stock market or an alternative benchmark. A beta less than 1.0 indicates lower risk than the market or the benchmark and a beta greater than 1.0 indicates higher risk than the market or the benchmark.

Pacific Advisors

  Small Cap Value Fund continued

teams. The turnaround may require two or three more quarters; however, we believe the stock could be a top performing holding in 2013.

In December, the Fund added truck manufacturer Navistar International. The company experienced significant selling pressure after an engine developed by the company was found out-of-compliance with new EPA standards. The company took quick action to replace senior management and contract with Cummins for its clean engine technology. Our experience with Rush Enterprises, which owns several Navistar dealerships, provided key insights into the company's prospects. We believe the stock will rebound as the company successfully implements its new engine strategy; farther out, Navistar should benefit as the economic recovery sparks new truck orders.

The Fund's Energy holdings underperformed the benchmark in 2012; yet, we believe that Energy will contribute to long-term performance. Hornbeck Offshore Services provides service vessels to offshore drilling rigs in the deepwater oilfields off the Gulf of Mexico. Drilling activity in the Gulf has returned to levels preceding the 2010 oil spill; as operations continue to ramp up, service providers such as Hornbeck are primed to profit. Mitcham provides energy exploration firms with seismic data equipment to capture images of underground oil and gas formations. The company principally operates using a leasing model which can generate strong profits during periods such as the current phase of increasing exploration activity. However, normal changes in the timing and scope of projects can, and recently have, led to uneven results. Nevertheless, today's complex drilling projects require detailed seismic images; this translates into increased usage of the company's equipment.

North American Energy Partners, a construction and mining services contractor, holds an enviable position in the growing Canadian oil sands market. The company has rebounded from contract challenges over the past two years which created losses. A new CEO is focusing on cost containment and disciplined growth; early signs of progress helped lift shares off their lows. Near-term struggles aside, North American is well positioned for the longer-term trends which favor oil production. Plans to export oil from Canada's prolific oil sands by pipeline to the U.S. or China are likely to materialize in the near future; such activity should further drive investment in the region.

Looking Ahead

We believe equity markets are exhibiting a strongly bullish bias. Improvements in the domestic and global economies, as well as a long-delayed asset reallocation from bonds into equities, should continue to support stocks in 2013. In such an environment, cyclical sectors that are responsive to an economic recovery are likely to outperform. These include Consumer Discretionary, Energy, Industrials, and Materials. The Fund, with over 75% of assets in these areas, is positioned to benefit from this development. Moreover, the Fund's investment strategy, which focuses on industry leaders with superior market positioning and attractive growth prospects, should further contribute to performance. Finally, mergers and acquisitions are likely to play an important role in market activity in 2013. Small cap and micro-cap companies are often targets for M&A activities as their niche markets or geographic capabilities provide ready-made growth opportunities for larger corporations.

During the past four years, the "best of class" companies in each industry have been the catalyst for Fund performance. The slow economy significantly influenced their disciplined growth initiatives. These companies took advantage of favorable interest rates to extend debt maturities in order to minimize the impact of interest rate increases; today, they continue to maintain significant cash reserves. Corporate executives with whom we have recently met continue to identify long-term growth opportunities. Consequently, any economic improvement which results from the events described above has the potential to drive the equity markets broadly higher; individual companies may be in line for even greater business growth and stock price appreciation.

Portfolio Holdings as of 12/31/12 (Based on Total Investments)

	Equities	100.00%
1.	Industrials	37.97%
2.	Consumer Discretionary	21.41%
3.	Energy	17.22%
4.	Financials	9.91%
5.	Consumer Staples	4.14%
6.	Telecommunication Services	4.05%
7.	Health Care	3.08%
8.	Materials	2.22%

Change in Value of $10,000 Investment1

This chart compares the growth of a $10,000 investment in Class A shares of the Small Cap Value Fund for the period January 1, 2003 through December 31, 2012 with the same investment in the Russell 2000® Index2.

Average Annual Compounded Returns as of December 31, 2012

	Class A	Class C	Class I
One Year	5.42%	10.02%	15.27%
Five Year	1.30%	1.70%	4.16%
Ten Year	15.31%	15.08%	NA
Since Inception	9.35%	5.47%	5.47%

Past performance does not guarantee future results. Performance quoted represents past performance. Current performance may be higher or lower than the performance data quoted. Returns include reinvested dividends and capital gains. Returns for Class A shares reflect a maximum front-end sales charge of 5.75%; and returns for Class C shares reflect the deduction of a contingent deferred sales charge of 1% on shares sold within the first year of purchase. Returns do not take into account individual taxes which may reduce actual returns when shares are sold. Rankings do not take sales loads into account. Small cap stocks typically have fewer financial resources and may carry higher risks and experience greater volatility than large cap stocks. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Call (800) 989-6693 for the most recent month-end performance.

1  Fund results are shown for Class A shares and reflect deduction of the maximum front-end sales charge of 5.75% on the $10,000 investment for a net amount invested of $9,425. At the end of the same period, a $10,000 investment in Class C shares would have been valued at $40,740, and no contingent deferred sales charges would apply. The inception date is 02/08/93 for Class A shares; 04/01/98 for Class C shares; and 10/09/06 for Class I shares. From inception through December 31, 2010, a $10,000 investment in Class I shares would have been valued at $12,455, and no contingent deferred sales charges would apply. Performance of the share classes will vary based on the difference in charges and expenses. It is not possible to invest directly in the Index. Index results assume reinvestment of dividends, but, unlike the Fund's results, do not reflect sales charges, commissions or expenses.

2  The Russell 2000® Index is an unmanaged, weighted measure of the 2,000 smallest companies within the Russell 3000® Index.

Pacific Advisors

  Small Cap Value Fund continued

Expense Examples

As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2012 through December 31, 2012.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid on your account during the period.

The following transaction costs are not included in the expenses shown in the table and, if applicable, would increase the expenses that you paid over the period: (1) a front-end sales charge (load) of 5.75% on Class A shares; (2) a 2% redemption fee if you sell or exchange shares within 180 days of purchase, with certain exceptions. The redemption fee does not apply to: (a) redemptions under an automatic withdrawal program or periodic asset reallocation plan, required minimum distributions (RMD), employer mandated distributions from a qualified plan, or redemptions under a qualified domestic relations order (QDRO); (b) redemptions to pay for expenses related to terminal illness, extended hospital or nursing home care, or other serious medical conditions, including death; (c) redemptions of shares acquired through dividend or capital gains reinvestments; (d) loans from a qualified plan account, and (e) redemptions initiated by the Fund; and (3) a $10 service fee on each exchange after the first five exchanges in each calendar year.

The following ongoing costs are not included in the expenses shown in the table and, if applicable, would increase the expenses that you paid over the period: (1) a $12 low balance fee on accounts with balances of less than $250 as of September 30th of each calendar year and no investment activity (excluding reinvestment of dividends and/or capital gains) during the prior calendar year or the first nine months of the current calendar year. This fee does not apply to IRAs, qualified plan accounts, or Coverdell Education Savings Accounts; (2) a $15 annual custodial fee on IRAs, SEPs, SIMPLE IRAs, and Coverdell Education Savings Accounts; and (3) a $20 annual custodial fee on 403(b) accounts.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which in not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The following transaction costs are not included in the expenses shown in the table and, if applicable, would increase the expenses that you paid over the period: (1) a front-end sales charge (load) of 5.75% on Class A shares; (2) a 2% redemption fee if you sell or exchange shares within 180 days of purchase, with certain exceptions. The redemption fee does not apply to: (a) redemptions under an automatic withdrawal program or periodic asset reallocation plan, required minimum distributions (RMD), employer mandated distributions from a qualified plan, or redemptions under a qualified domestic relations order (QDRO); (b) redemptions to pay for expenses related to terminal illness, death, extended hospital or nursing home care, or other serious medical conditions; (c) redemptions of shares acquired through dividend or capital gains reinvestments; (d) loans from a qualified plan account; and (e) redemptions initiated by the Fund; and (3) a $10 service fee on each exchange after the first five exchanges in each calendar year.

The following ongoing costs are not included in the expenses shown in the table and, if applicable, would increase the expenses that you paid over the period: (1) a $12 low balance fee on accounts with balances of less than $250 as of September 30th of each calendar year and no investment activity (excluding reinvestment of dividends and/or capital gains) during the prior calendar year or the first nine months of the current calendar year. This fee does not apply to IRAs, qualified plan accounts, or Coverdell Education Savings Accounts; (2) a $15 annual custodial fee on IRAs, SEPs, SIMPLE IRAs, and Coverdell Education Savings Accounts; and (3) a $20 annual custodial fee on 403(b) accounts.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 07/01/12	Ending Account Value 12/31/12	Expense Paid During Period 07/01/12 – 12/31/12
Small Cap Value Class A
Actual	$1,000.00	$1,115.30	$14.41
Hypothetical (5% return before expense)	$1,000.00	$1,011.51	$13.70
Small Cap Value Class C
Actual	$1,000.00	$1,111.30	$18.31
Hypothetical (5% return before expense)	$1,000.00	$1,007.79	$17.41
Small Cap Value Class I
Actual	$1,000.00	$1,148.30	$14.20
Hypothetical (5% return before expense)	$1,000.00	$1,011.91	$13.30

3  Expenses are equal to the Fund's annualized expense ratio of 2.71% for Class A shares, 3.45% for Class C shares and 2.63% for Class I shares, multiplied by the average account value over the period, multiplied by 184/365 days to reflect the one-half year period.

Pacific Advisors Fund Inc.

Financial Statements

Pacific Advisors Government Securities Fund

Schedule of Investments

as of December 31, 2012

Quantity or Principal	Description	Current $ Value**	% of Total Net Assets
COMMON STOCK
CONSUMER DISCRETIONARY			1.60
HOTELS, RESTAURANTS & LEISURE
400	MCDONALD'S CORP.	35,284
		35,284	1.60
CONSUMER STAPLES			3.66
FOOD & STAPLES RETAILING
1,500	SAFEWAY INC.	27,135
		27,135	1.23
FOOD PRODUCTS
800	GENERAL MILLS INC.	32,328
		32,328	1.47
HOUSEHOLD PRODUCTS
250	KIMBERLY-CLARK CORP.	21,108
		21,108	0.96
ENERGY			1.22
OIL, GAS & CONSUMABLE FUELS
250	CHEVRON CORP.	27,035
		27,035	1.22
HEALTH CARE			1.31
PHARMACEUTICALS
300	ELI LILLY & CO.	14,796
200	JOHNSON & JOHNSON	14,020
		28,816	1.31
INDUSTRIALS			0.76
INDUSTRIAL CONGLOMERATES
180	3M COMPANY	16,713
		16,713	0.76
INFORMATION TECHNOLOGY			1.70
SOFTWARE
1,400	MICROSOFT CORP.	37,422
		37,422	1.70
TELECOMMUNICATION SERVICES			1.53
DIVERSIFIED TELECOM. SERVICES
1,000	AT&T INC.	33,710
		33,710	1.53

See Accompanying Notes to Financial Statements which are an integral part of these financial statements.

Pacific Advisors Government Securities Fund

Schedule of Investments

as of December 31, 2012

Quantity or Principal	Description	Current $ Value**	% of Total Net Assets
COMMON STOCK continued
UTILITIES			4.15
ELECTRIC UTILITIES
1,000	PPL CORP.	28,630
750	SOUTHERN CO.	32,107
		60,737	2.76
MULTI-UTILITIES
550	CONSOLIDATED EDISON INC.	30,547
		30,547	1.39
TOTAL COMMON STOCK (Cost: $297,873)		350,834	15.95
US GOVT SECURITIES
US GOVERNMENT AGENCY			83.05
US GOVERNMENT AGENCY
100,000	FEDERAL HOME LOAN MTG CORP. 1.125% STEP 01/30/20	99,148
100,000	FEDERAL HOME LOAN BANK 1.00% 08/08/22 STEP	100,092
500,000	FEDERAL NATL MTG ASSOC. 0.25% 08/13/15 STEP	500,089
50,000	FEDERAL NATL MTG ASSOC. 0.50% 09/25/15	50,084
50,000	FEDERAL NATL MTG ASSOC. 2.00% 08/19/16	50,531
125,000	FEDERAL NATL MTG ASSOC. 0.50% 12/27/16 STEP	125,212
200,000	FEDERAL NATL MTG ASSOC. 0.625% 01/10/17 STEP	200,000
500,000	FEDERAL NATL MTG ASSOC. 0.75% 01/30/17 STEP	500,223
200,000	FEDERAL NATL MTG ASSOC. 1.00% 05/24/27 STEP	200,445
		1,825,822	83.05
TOTAL US GOVT SECURITIES (Cost: $1,825,586)		1,825,822	83.05
SHORT TERM INVESTMENTS
MONEY MARKET			1.11
24,315	UMB MONEY MARKET FIDUCIARY	24,315
		24,315	1.11
TOTAL SHORT TERM INVESTMENTS (Cost: $24,315)		24,315	1.11
TOTAL INVESTMENT IN SECURITIES (Cost: $2,147,774)		2,200,971	100.11
OTHER ASSETS LESS LIABILITIES		(2,397)	(0.11)
TOTAL NET ASSETS		2,198,574	100.00

** The principal amount is stated in U.S. dollars unless otherwise indicated.

See Accompanying Notes to Financial Statements which are an integral part of these financial statements.

Pacific Advisors Income and Equity Fund

Schedule of Investments

as of December 31, 2012

Quantity or Principal	Description	Current $ Value**	% of Total Net Assets
COMMON STOCK
CONSUMER DISCRETIONARY			7.85
DISTRIBUTORS
2,000	GENUINE PARTS CO.	127,160
		127,160	1.94
HOTELS, RESTAURANTS & LEISURE
1,400	MCDONALD'S CORP.	123,494
		123,494	1.88
LEISURE EQUIPMENT & PRODUCTS
4,500	MATTEL INC.	164,790
		164,790	2.51
MEDIA
2,000	OMNICOM GROUP INC.	99,920
		99,920	1.52
CONSUMER STAPLES			7.60
FOOD & STAPLES RETAILING
4,600	SYSCO CORP.	145,636
2,300	WAL-MART STORES INC.	156,929
		302,565	4.61
HOUSEHOLD PRODUCTS
1,500	PROCTER & GAMBLE CO.	101,835
		101,835	1.55
TOBACCO
3,000	ALTRIA GROUP INC.	94,260
		94,260	1.44
ENERGY			1.32
OIL, GAS & CONSUMABLE FUELS
1,500	CONOCOPHILLIPS	86,985
		86,985	1.32
HEALTH CARE			5.94
PHARMACEUTICALS
1,900	ABBOTT LABORATORIES	124,450
2,000	JOHNSON & JOHNSON	140,200
5,000	PFIZER INC.	125,400
		390,050	5.94

See Accompanying Notes to Financial Statements which are an integral part of these financial statements.

Pacific Advisors Income and Equity Fund

Schedule of Investments

as of December 31, 2012

Quantity or Principal	Description	Current $ Value**	% of Total Net Assets
COMMON STOCK continued
INDUSTRIALS			5.88
AEROSPACE & DEFENSE
2,000	HONEYWELL INT'L INC.	126,940
		126,940	1.93
AIR FREIGHT & LOGISTICS
800	UNITED PARCEL SERVICE INC. B	58,984
		58,984	0.90
COMMERCIAL SERVICES & SUPPLIES
7,000	PITNEY BOWES INC.	74,480
		74,480	1.13
INDUSTRIAL CONGLOMERATES
6,000	GENERAL ELECTRIC CO.	125,940
		125,940	1.92
INFORMATION TECHNOLOGY			5.59
COMMUNICATIONS EQUIPMENT
5,000	CISCO SYSTEMS INC.	98,250
7,500	NOKIA CORP. ADR A	29,625
		127,875	1.95
IT SERVICES
1,500	AUTOMATIC DATA PROCESSING INC.	85,515
		85,515	1.30
SOFTWARE
5,750	MICROSOFT CORP.	153,698
		153,698	2.34
MATERIALS			1.85
CHEMICALS
2,700	DUPONT DE NEMOURS & CO.	121,419
		121,419	1.85
TELECOMMUNICATION SERVICES			5.02
DIVERSIFIED TELECOM. SERVICES
4,750	AT&T INC.	160,123
1,000	VERIZON COMMUNICATIONS INC.	43,270
		203,393	3.10

See Accompanying Notes to Financial Statements which are an integral part of these financial statements.

Pacific Advisors Income and Equity Fund

Schedule of Investments

as of December 31, 2012

Quantity or Principal	Description	Current $ Value**	% of Total Net Assets
COMMON STOCK continued
WIRELESS TELECOM. SERVICES
5,000	VODAFONE GROUP PLC	125,950
		125,950	1.92
UTILITIES			5.82
ELECTRIC UTILITIES
1,666	DUKE ENERGY CORP.	106,291
		106,291	1.62
MULTI-UTILITIES
2,000	DOMINION RESOURCES INC.	103,600
3,000	PUBLIC SERVICE ENTERPRISE GROUP INC.	91,800
3,000	XCEL ENERGY INC.	80,130
		275,530	4.20
TOTAL COMMON STOCK (Cost: $2,663,363)		3,077,073	46.87
CORPORATE BOND
CONSUMER DISCRETIONARY			6.74
HOTELS, RESTAURANTS & LEISURE
100,000	INT'L GAME TECHNOLOGY 7.50% 06/15/19	118,375
100,000	WYNDHAM WORLDWIDE 2.95% 03/01/17	102,257
		220,631	3.36
HOUSEHOLD DURABLES
100,000	MDC HOLDINGS INC. 5.375% 12/15/14	107,017
100,000	WHIRLPOOL CORP. 6.50% 06/15/16	114,690
		221,707	3.38
ENERGY			3.37
ENERGY EQUIPMENT & SERVICES
100,000	SESI LLC 6.375% 05/01/19	107,000
100,000	WEATHERFORD BERMUDA 6.00% 03/15/18	114,257
		221,257	3.37
FINANCIALS			15.41
CAPITAL MARKETS
95,000	GOLDMAN SACHS GROUP 5.00% 10/01/14	101,193
100,000	JANUS CAPITAL GROUP INC. 6.70% 06/15/17	114,292
100,000	MORGAN STANLEY 09/30/17 FLOAT	99,013
		314,498	4.79
CONSUMER FINANCE
106,000	HSBC 11/10/13 FLOAT	107,372
		107,372	1.64

See Accompanying Notes to Financial Statements which are an integral part of these financial statements.

Pacific Advisors Income and Equity Fund

Schedule of Investments

as of December 31, 2012

Quantity or Principal	Description	Current $ Value**	% of Total Net Assets
CORPORATE BOND continued
DIVERSIFIED FINANCIAL SERVICES
100,000	ICAHN ENTERPRISES 7.75% 01/15/16	103,625
100,000	NASDAQ OMX GROUP 5.25% 01/16/18	109,289
		212,914	3.24
INSURANCE
100,000	AMERICAN INT'L GROUP 4.25% 09/15/14	105,340
100,000	PRUDENTIAL FINANCIAL INC. 11/02/20 FLOAT	103,425
		208,765	3.18
REAL ESTATE INVESTMENT TRUSTS
50,000	HOSPITALITY PROPERTIES TRUST 7.875% 08/15/14	53,376
100,000	PROLOGIS 6.25% 03/15/17	115,048
		168,425	2.57
HEALTH CARE			3.27
HEALTH CARE PROVIDERS & SERVICES
100,000	SENIOR HOUSING PROPERTIES TRUST 4.30% 01/15/16	103,677
		103,677	1.58
PHARMACEUTICALS
100,000	HOSPIRA INC. 6.40% 05/15/15	111,223
		111,223	1.69
INDUSTRIALS			4.52
AIRLINES
50,000	SOUTHWEST AIRLINES CO. 5.25% 10/01/14	53,214
		53,214	0.81
MACHINERY
100,000	HARSCO CORP. 5.75% 05/15/18	111,248
115,000	JOY GLOBAL INC. 6.00% 11/15/16	132,003
		243,252	3.71
INFORMATION TECHNOLOGY			4.96
COMMUNICATIONS EQUIPMENT
100,000	MOTOROLA SOLUTIONS INC. 6.00% 11/15/17	117,414
		117,414	1.79
ELECTRONIC EQUIPMENT & INSTRUMENTS
80,000	CORNING INC. 7.53% 03/01/23	99,625
100,000	INGRAM MICRO INC. 5.25% 09/01/17	108,599
		208,224	3.17

See Accompanying Notes to Financial Statements which are an integral part of these financial statements.

Pacific Advisors Income and Equity Fund

Schedule of Investments

as of December 31, 2012

Quantity or Principal	Description	Current $ Value**	% of Total Net Assets
CORPORATE BOND continued
MATERIALS			5.92
METALS & MINING
50,000	ARCELORMITTAL USA INC. 6.50% 04/15/14	51,958
50,000	COMMERCIAL METALS CO. 7.35% 08/15/18	54,250
150,000	RELIANCE STEEL & ALUMINUM 6.20% 11/15/16	170,828
		277,036	4.22
PAPER & FOREST PRODUCTS
100,000	DOMTAR CORP. 7.125% 08/15/15	111,935
		111,935	1.70
TELECOMMUNICATION SERVICES			2.54
DIVERSIFIED TELECOM. SERVICES
157,906	BELLSOUTH TELECOM. 6.30% 12/15/15	166,985
		166,985	2.54
UTILITIES			3.26
ELECTRIC UTILITIES
95,000	CLEVELAND ELECTRIC ILLUMINATING 5.70% 04/01/17	107,305
		107,305	1.63
MULTI-UTILITIES
100,000	OGE ENERGY CORP. 5.00% 11/15/14	106,415
		106,415	1.62
TOTAL CORPORATE BOND (Cost: $3,134,153)		3,282,248	49.99
PREFERRED STOCK
FINANCIALS			1.92
DIVERSIFIED FINANCIAL SERVICES
2,000	BANK OF AMERICA 7.25% PFD	50,740
		50,740	0.77
INSURANCE
3,000	METLIFE INC. 6.50% PFD	75,630
		75,630	1.15
UTILITIES			0.76
ELECTRIC UTILITIES
2,000	NEXTERA ENERGY CAPITAL 6.60% PFD A	50,040
		50,040	0.76
TOTAL PREFERRED STOCK (Cost: $175,000)		176,410	2.69

See Accompanying Notes to Financial Statements which are an integral part of these financial statements.

Pacific Advisors Income and Equity Fund

Schedule of Investments

as of December 31, 2012

Quantity or Principal	Description	Current $ Value**	% of Total Net Assets
SHORT TERM INVESTMENTS
MONEY MARKET			0.84
55,366	UMB MONEY MARKET FIDUCIARY	55,366
		55,366	0.84
TOTAL SHORT TERM INVESTMENTS (Cost: $55,366)		55,366	0.84
TOTAL INVESTMENT IN SECURITIES (Cost: $6,027,882)		6,591,097	100.39
OTHER ASSETS LESS LIABILITIES		(25,913)	(0.39)
TOTAL NET ASSETS		6,565,184	100.00

** The principal amount is stated in U.S. dollars unless otherwise indicated.

See Accompanying Notes to Financial Statements which are an integral part of these financial statements.

Pacific Advisors Balanced Fund

Schedule of Investments

as of December 31, 2012

Quantity or Principal	Description	Current $ Value**	% of Total Net Assets
COMMON STOCK
CONSUMER DISCRETIONARY			9.99
HOTELS, RESTAURANTS & LEISURE
2,400	MCDONALD'S CORP.	211,704
		211,704	2.00
MEDIA
4,000	WALT DISNEY CO.	199,160
		199,160	1.88
SPECIALTY RETAIL
2,500	O'REILLY AUTOMOTIVE INC.*	223,550
2,500	TIFFANY & CO.	143,350
		366,900	3.47
TEXTILES, APPAREL & LUXURY GOODS
2,500	PVH CORP.	277,525
		277,525	2.63
CONSUMER STAPLES			5.48
BEVERAGES
3,000	COCA-COLA CO.	108,750
		108,750	1.03
FOOD & STAPLES RETAILING
4,000	CVS CAREMARK CORP.	193,400
4,050	WAL-MART STORES INC.	276,332
		469,732	4.45
ENERGY			10.79
ENERGY EQUIPMENT & SERVICES
7,750	HALLIBURTON CO.	268,848
3,000	HORNBECK OFFSHORE SERVICES INC.*	103,020
3,750	NATIONAL OILWELL VARCO INC.	256,313
3,400	OIL STATES INT'L INC.*	243,236
6,000	TIDEWATER INC.	268,080
		1,139,496	10.79
FINANCIALS			7.35
COMMERCIAL BANKS
9,000	EAST WEST BANCORP INC.	193,410
		193,410	1.83
CONSUMER FINANCE
4,600	AMERICAN EXPRESS CO.	264,408
		264,408	2.50

See Accompanying Notes to Financial Statements which are an integral part of these financial statements.

Pacific Advisors Balanced Fund

Schedule of Investments

as of December 31, 2012

Quantity or Principal	Description	Current $ Value**	% of Total Net Assets
COMMON STOCK continued
DIVERSIFIED FINANCIAL SERVICES
7,250	JPMORGAN CHASE & CO.	318,783
		318,783	3.02
INDUSTRIALS			29.82
AIR FREIGHT & LOGISTICS
2,900	UNITED PARCEL SERVICE INC. B	213,817
		213,817	2.02
COMMERCIAL SERVICES & SUPPLIES
3,000	TEAM INC.*	114,120
		114,120	1.08
CONSTRUCTION & ENGINEERING
6,800	CHICAGO BRIDGE & IRON CO. N.V.	315,180
		315,180	2.98
INDUSTRIAL CONGLOMERATES
13,000	GENERAL ELECTRIC CO.	272,870
		272,870	2.58
MACHINERY
2,400	CATERPILLAR INC.	214,992
2,400	CUMMINS INC.	260,040
8,000	NAVISTAR INT'L CORP.*	174,160
2,000	WABTEC CORP.	175,080
5,000	XYLEM INC.	135,500
		959,772	9.08
MARINE
5,000	KIRBY CORP.*	309,450
		309,450	2.93
ROAD & RAIL
13,500	CSX CORP.	266,355
2,500	GENESEE & WYOMING INC.*	190,200
2,500	KANSAS CITY SOUTHERN	208,700
		665,255	6.30
TRADING COMPANIES & DISTRIBUTORS
2,050	DXP ENTERPRISES INC.*	100,593
5,500	TAL INT'L GROUP INC.	200,090
		300,683	2.85

See Accompanying Notes to Financial Statements which are an integral part of these financial statements.

Pacific Advisors Balanced Fund

Schedule of Investments

as of December 31, 2012

Quantity or Principal	Description	Current $ Value**	% of Total Net Assets
COMMON STOCK continued
INFORMATION TECHNOLOGY			7.32
COMMUNICATIONS EQUIPMENT
4,250	QUALCOMM INC.	263,585
		263,585	2.49
COMPUTERS & PERIPHERALS
1,100	INT'L BUSINESS MACHINES CORP.	210,705
		210,705	1.99
SOFTWARE
11,200	MICROSOFT CORP.	299,376
		299,376	2.83
TOTAL COMMON STOCK (Cost: $6,392,076)		7,474,680	70.74
CORPORATE BOND
CONSUMER DISCRETIONARY			5.18
AUTO COMPONENTS
100,000	BORG WARNER 8.00% 10/01/19	129,991
		129,991	1.23
HOTELS, RESTAURANTS & LEISURE
150,000	ROYAL CARIBBEAN CRUISES 7.00% 06/15/13	153,750
		153,750	1.46
MEDIA
100,000	WASHINGTON POST CO. 7.25% 02/01/19	119,907
		119,907	1.13
MULTILINE RETAIL
150,000	JC PENNEY CORP. INC. 7.95% 04/01/17	144,000
		144,000	1.36
CONSUMER STAPLES			1.71
TOBACCO
150,000	REYNOLDS AMERICA 6.75% 06/15/17	181,143
		181,143	1.71
ENERGY			1.63
OIL, GAS & CONSUMABLE FUELS
150,000	PEABODY ENERGY CORP. 7.375% 11/01/16	171,750
		171,750	1.63

See Accompanying Notes to Financial Statements which are an integral part of these financial statements.

Pacific Advisors Balanced Fund

Schedule of Investments

as of December 31, 2012

Quantity or Principal	Description	Current $ Value**	% of Total Net Assets
CORPORATE BOND continued
FINANCIALS			12.24
CAPITAL MARKETS
150,000	CHARLES SCHWAB CORP. 6.375% 09/01/17	180,054
100,000	JEFFERIES GROUP INC. 5.50% 03/15/16	106,500
161,000	MORGAN STANLEY 07/01/14 FLOAT	164,742
		451,296	4.27
CONSUMER FINANCE
150,000	FORD MOTOR CREDIT CO. 7.00% 04/15/15	167,256
155,000	HOUSEHOLD FINANCE CO. 09/15/13 FLOAT	156,273
		323,528	3.06
DIVERSIFIED FINANCIAL SERVICES
150,000	NASDAQ OMX GROUP 5.25% 01/16/18	163,933
		163,933	1.55
INSURANCE
100,000	HARTFORD LIFE GLOBAL FUND 06/16/14 FLOAT	99,608
		99,608	0.94
REAL ESTATE INVESTMENT TRUSTS
140,000	HEALTH CARE REIT INC. 3.625% 03/15/16	147,836
100,000	HOSPITALITY PROPERTIES TRUST 7.875% 08/15/14	106,752
		254,588	2.41
INFORMATION TECHNOLOGY			5.41
COMPUTERS & PERIPHERALS
100,000	DIGITAL EQUIPMENT 7.75% 04/01/23	112,046
150,000	SEAGATE TECHNOLOGY 6.80% 10/01/16	168,000
		280,046	2.65
ELECTRONIC EQUIPMENT & INSTRUMENTS
100,000	JABIL CIRCUIT INC. 7.75% 07/15/16	117,500
		117,500	1.11
IT SERVICES
150,000	COMPUTER SCIENCES CORP. 6.50% 03/15/18	174,969
		174,969	1.65
MATERIALS			2.09
CHEMICALS
105,000	ALBEMARLE CORP. 5.10% 02/01/15	112,813
		112,813	1.07

See Accompanying Notes to Financial Statements which are an integral part of these financial statements.

Pacific Advisors Balanced Fund

Schedule of Investments

as of December 31, 2012

Quantity or Principal	Description	Current $ Value**	% of Total Net Assets
CORPORATE BOND continued
METALS & MINING
100,000	COMMERCIAL METALS CO. 7.35% 08/15/18	108,500
		108,500	1.02
UTILITIES			0.27
INDEPENDENT POWER PRODUCERS & TRADERS
26,255	RELIANT ENERGY MID ATL 9.237% 07/02/17	28,947
		28,947	0.27
TOTAL CORPORATE BOND (Cost: $2,864,150)		3,016,269	28.55
PREFERRED STOCK
FINANCIALS			0.97
DIVERSIFIED FINANCIAL SERVICES
4,000	BANK OF AMERICA 8.20% PFD	102,400
		102,400	0.97
TOTAL PREFERRED STOCK (Cost: $100,000)		102,400	0.97
SHORT TERM INVESTMENTS
MONEY MARKET			0.44
46,227	UMB MONEY MARKET FIDUCIARY	46,227
		46,227	0.44
TOTAL SHORT TERM INVESTMENTS (Cost: $46,227)		46,227	0.44
TOTAL INVESTMENT IN SECURITIES (Cost: $9,402,453)		10,639,576	100.70
OTHER ASSETS LESS LIABILITIES		(74,049)	(0.70)
TOTAL NET ASSETS		10,565,527	100.00

* Non-income producing

** The principal amount is stated in U.S. dollars unless otherwise indicated.

See Accompanying Notes to Financial Statements which are an integral part of these financial statements.

Pacific Advisors Large Cap Value Fund

Schedule of Investments

as of December 31, 2012

Quantity or Principal	Description	Current $ Value**	% of Total Net Assets
COMMON STOCK
CONSUMER DISCRETIONARY			18.16
DISTRIBUTORS
1,000	GENUINE PARTS CO.	63,580
		63,580	1.40
HOTELS, RESTAURANTS & LEISURE
2,000	MCDONALD'S CORP.	176,420
		176,420	3.88
INTERNET & CATALOG RETAIL
1,425	EXPEDIA INC.	87,566
1,425	TRIPADVISOR INC.*	59,793
		147,359	3.24
MEDIA
750	THE MCGRAW-HILL COMPANIES INC.	41,003
3,250	TIME WARNER INC.	155,448
		196,450	4.32
MULTILINE RETAIL
2,000	TARGET CORP.	118,340
		118,340	2.60
SPECIALTY RETAIL
3,500	LOWES COMPANIES, INC.	124,320
		124,320	2.73
CONSUMER STAPLES			21.67
BEVERAGES
5,120	COCA-COLA CO.	185,600
		185,600	4.08
FOOD & STAPLES RETAILING
5,500	SYSCO CORP.	174,130
2,950	WAL-MART STORES INC.	201,279
		375,409	8.25
FOOD PRODUCTS
750	H.J. HEINZ CO.	43,260
900	KRAFT FOODS GROUP INC.	40,923
2,700	MONDELEZ INT'L INC.	68,769
220	POST HOLDING INC.*	7,535
		160,487	3.53

See Accompanying Notes to Financial Statements which are an integral part of these financial statements.

Pacific Advisors Large Cap Value Fund

Schedule of Investments

as of December 31, 2012

Quantity or Principal	Description	Current $ Value**	% of Total Net Assets
COMMON STOCK continued
HOUSEHOLD PRODUCTS
2,500	PROCTER & GAMBLE CO.	169,725
1,300	THE CLOROX CO.	95,186
		264,911	5.82
ENERGY			3.99
OIL, GAS & CONSUMABLE FUELS
2,100	EXXON MOBIL CORP.	181,755
		181,755	3.99
FINANCIALS			10.60
COMMERCIAL BANKS
3,250	WELLS FARGO & CO.	111,085
		111,085	2.44
INSURANCE
2,400	AMERICAN INT'L GROUP INC.*	84,720
2,000	BERKSHIRE HATHAWAY INC. B*	179,400
3,250	METLIFE INC.	107,055
		371,175	8.16
HEALTH CARE			9.43
HEALTH CARE PROVIDERS & SERVICES
2,000	CARDINAL HEALTH INC.	82,360
		82,360	1.81
LIFE SCIENCES TOOLS & SERVICES
2,000	AGILENT TECHNOLOGIES INC.	81,880
		81,880	1.80
PHARMACEUTICALS
1,250	ABBOTT LABORATORIES	81,875
2,615	JOHNSON & JOHNSON	183,312
		265,187	5.83
INDUSTRIALS			15.48
AEROSPACE & DEFENSE
2,000	HONEYWELL INT'L INC.	126,940
750	NORTHROP GRUMMAN CORP.	50,685
		177,625	3.90
AIR FREIGHT & LOGISTICS
1,000	FEDEX CORP.	91,720
1,200	UNITED PARCEL SERVICE INC. B	88,476
		180,196	3.96

See Accompanying Notes to Financial Statements which are an integral part of these financial statements.

Pacific Advisors Large Cap Value Fund

Schedule of Investments

as of December 31, 2012

Quantity or Principal	Description	Current $ Value**	% of Total Net Assets
COMMON STOCK continued
COMMERCIAL SERVICES & SUPPLIES
250	ADT CORP.	11,623
		11,623	0.26
INDUSTRIAL CONGLOMERATES
9,200	GENERAL ELECTRIC CO.	193,108
500	TYCO INT'L LTD.	14,625
		207,733	4.56
MACHINERY
2,000	ILLINOIS TOOL WORKS INC.	121,620
119	PENTAIR LTD.	5,849
		127,469	2.80
INFORMATION TECHNOLOGY			19.65
COMMUNICATIONS EQUIPMENT
6,500	CISCO SYSTEMS INC.	127,725
		127,725	2.81
COMPUTERS & PERIPHERALS
305	APPLE INC.	162,574
1,085	INT'L BUSINESS MACHINES CORP.	207,832
		370,406	8.14
IT SERVICES
220	MASTERCARD INC.	108,082
		108,082	2.37
SEMICONDUCTORS & EQUIPMENT
5,600	INTEL CORP.	115,528
		115,528	2.54
SOFTWARE
6,450	MICROSOFT CORP.	172,409
		172,409	3.79
TOTAL COMMON STOCK (Cost: $3,635,979)		4,505,112	98.98
TOTAL INVESTMENT IN SECURITIES (Cost: $3,635,979)		4,505,112	98.98
OTHER ASSETS LESS LIABILITIES		46,369	1.02
TOTAL NET ASSETS		4,551,481	100.00

* Non-income producing

** The principal amount is stated in U.S. dollars unless otherwise indicated.

See Accompanying Notes to Financial Statements which are an integral part of these financial statements.

Pacific Advisors Mid Cap Value Fund

Schedule of Investments

as of December 31, 2012

Quantity or Principal	Description	Current $ Value**	% of Total Net Assets
COMMON STOCK
CONSUMER DISCRETIONARY			25.44
AUTO COMPONENTS
13,000	DANA HOLDING CORP.	202,930
5,400	LEAR CORP.	252,936
		455,866	8.51
SPECIALTY RETAIL
8,300	GAMESTOP CORP. A	208,247
2,000	O'REILLY AUTOMOTIVE INC.*	178,840
7,300	PENSKE AUTOMOTIVE GROUP INC.	219,657
		606,744	11.33
TEXTILES, APPAREL & LUXURY GOODS
2,700	PVH CORP.	299,727
		299,727	5.60
CONSUMER STAPLES			2.39
BEVERAGES
2,900	DR PEPPER SNAPPLE GROUP INC.	128,122
		128,122	2.39
ENERGY			24.68
ENERGY EQUIPMENT & SERVICES
9,800	HELIX ENERGY SOLUTIONS GROUP INC.*	202,272
23,000	ION GEOPHYSICAL CORP.*	149,730
3,500	LUFKIN INDUSTRIES INC.	203,455
10,000	MITCHAM INDUSTRIES INC.*	136,300
4,700	TIDEWATER INC.	209,996
		901,753	16.84
OIL & GAS EXPLR/PROD
9,000	DENBURY RESOURCES INC.*	145,800
		145,800	2.72
OIL, GAS & CONSUMABLE FUELS
17,000	ARCH COAL INC.	124,440
9,000	CHESAPEAKE ENERGY CORP.	149,580
		274,020	5.12
FINANCIALS			3.64
COMMERCIAL BANKS
10,000	CATHAY GENERAL BANCORP	195,000
		195,000	3.64

See Accompanying Notes to Financial Statements which are an integral part of these financial statements.

Pacific Advisors Mid Cap Value Fund

Schedule of Investments

as of December 31, 2012

Quantity or Principal	Description	Current $ Value**	% of Total Net Assets
COMMON STOCK continued
INDUSTRIALS			39.77
COMMERCIAL SERVICES & SUPPLIES
3,500	COPART INC.*	103,250
		103,250	1.93
CONSTRUCTION & ENGINEERING
5,000	CHICAGO BRIDGE & IRON CO. N.V.	231,750
6,000	KBR INC.	179,520
		411,270	7.68
MACHINERY
2,000	GRACO INC.	102,980
3,000	JOY GLOBAL INC.	191,340
10,500	NAVISTAR INT'L CORP.*	228,585
2,400	WABTEC CORP.	210,096
4,800	XYLEM INC.	130,080
		863,081	16.12
ROAD & RAIL
4,000	GENESEE & WYOMING INC.*	304,320
3,100	KANSAS CITY SOUTHERN	258,788
3,600	LANDSTAR SYSTEM INC.	188,856
		751,964	14.04
MATERIALS			4.00
CHEMICALS
3,000	H.B. FULLER CO.	104,460
		104,460	1.95
METALS & MINING
7,400	COMMERCIAL METALS CO.	109,964
		109,964	2.05
TOTAL COMMON STOCK (Cost: $4,378,869)		5,351,021	99.94
TOTAL INVESTMENT IN SECURITIES (Cost: $4,378,869)		5,351,021	99.94
OTHER ASSETS LESS LIABILITIES		3,159	0.06
TOTAL NET ASSETS		5,354,180	100.00

* Non-income producing

** The principal amount is stated in U.S. dollars unless otherwise indicated.

See Accompanying Notes to Financial Statements which are an integral part of these financial statements.

Pacific Advisors Small Cap Value Fund

Schedule of Investments

as of December 31, 2012

Quantity or Principal	Description	Current $ Value**	% of Total Net Assets
COMMON STOCK
CONSUMER DISCRETIONARY			21.49
AUTO COMPONENTS
300,000	GENTHERM INC.*	3,990,000
		3,990,000	4.31
HOTELS, RESTAURANTS & LEISURE
210,000	BRAVO BRIO RESTAURANT GROUP INC.*	2,820,300
		2,820,300	3.05
SPECIALTY RETAIL
145,000	CONN'S INC.*	4,448,600
205,000	RUSH ENTERPRISES INC.*	4,237,350
210,000	SONIC AUTOMOTIVE INC.	4,386,900
		13,072,850	14.13
CONSUMER STAPLES			4.16
FOOD PRODUCTS
240,000	DARLING INT'L INC.*	3,849,600
		3,849,600	4.16
ENERGY			17.28
ENERGY EQUIPMENT & SERVICES
110,000	HORNBECK OFFSHORE SERVICES INC.*	3,777,400
235,000	MATRIX SERVICE CO.*	2,702,500
233,500	MITCHAM INDUSTRIES INC.*	3,182,605
102,000	NATURAL GAS SERVICES GROUP*	1,674,840
450,000	NORTH AMERICAN ENERGY PARTNERS INC.*	1,530,000
440,000	PARKER DRILLING CO.*	2,024,000
		14,891,345	16.09
OIL, GAS & CONSUMABLE FUELS
654,500	INFINITY ENERGY RESOURCES INC.*	1,099,560
		1,099,560	1.19
FINANCIALS			9.95
COMMERCIAL BANKS
260,000	BBCN BANCORP INC.	3,008,200
173,000	EAST WEST BANCORP INC.	3,717,770
		6,725,970	7.27
CONSUMER FINANCE
125,000	EZCORP INC. A*	2,482,500
		2,482,500	2.68

See Accompanying Notes to Financial Statements which are an integral part of these financial statements.

Pacific Advisors Small Cap Value Fund

Schedule of Investments

as of December 31, 2012

Quantity or Principal	Description	Current $ Value**	% of Total Net Assets
COMMON STOCK continued
HEALTH CARE			3.10
HEALTH CARE EQUIPMENT & SUPPLIES
284,179	ROCHESTER MEDICAL CORP.*	2,864,524
		2,864,524	3.10
INDUSTRIALS			38.12
BUILDING PRODUCTS
165,595	INSTEEL INDUSTRIES INC.	2,066,626
		2,066,626	2.23
COMMERCIAL SERVICES & SUPPLIES
175,000	MOBILE MINI INC.*	3,645,250
104,000	TEAM INC.*	3,956,160
40,000	US ECOLOGY INC.	941,600
		8,543,010	9.23
CONSTRUCTION & ENGINEERING
405,000	FURMANITE CORP.*	2,174,850
		2,174,850	2.35
MACHINERY
55,000	NAVISTAR INT'L CORP.*	1,197,350
		1,197,350	1.29
MARINE
73,000	KIRBY CORP.*	4,517,970
		4,517,970	4.88
ROAD & RAIL
198,000	SAIA INC.*	4,577,760
770,000	VITRAN CORP. INC.*	3,742,200
		8,319,960	8.99
TRADING COMPANIES & DISTRIBUTORS
87,000	DXP ENTERPRISES INC.*	4,269,090
115,000	TAL INT'L GROUP INC.	4,183,700
		8,452,790	9.14
MATERIALS			2.22
METALS & MINING
132,000	SUNCOKE ENERGY INC.*	2,057,880
		2,057,880	2.22

See Accompanying Notes to Financial Statements which are an integral part of these financial statements.

Pacific Advisors Small Cap Value Fund

Schedule of Investments

as of December 31, 2012

Quantity or Principal	Description	Current $ Value**	% of Total Net Assets
COMMON STOCK continued
TELECOMMUNICATION SERVICES			4.07
DIVERSIFIED TELECOM. SERVICES
385,000	PREMIERE GLOBAL SERVICES INC.*	3,765,300
		3,765,300	4.07
TOTAL COMMON STOCK (Cost: $64,338,400)		92,892,385	100.40
TOTAL INVESTMENT IN SECURITIES (Cost: $64,338,400)		92,892,385	100.40
OTHER ASSETS LESS LIABILITIES		(366,027)	(0.40)
TOTAL NET ASSETS		92,526,358	100.00

* Non-income producing

** The principal amount is stated in U.S. dollars unless otherwise indicated.

See Accompanying Notes to Financial Statements which are an integral part of these financial statements.

(This page has been left blank intentionally.)

Pacific Advisors Fund Inc.

Statement of Assets and Liabilities

December 31, 2012

	Government Securities Fund	Income and Equity Fund	Balanced Fund	Large Cap Value Fund	Mid Cap Value Fund	Small Cap Value Fund
Assets
Investment securities
At cost	$2,123,459	$5,972,515	$9,356,226	$3,635,979	$4,378,869	$64,338,400
At fair value	$2,176,656	$6,535,731	$10,593,349	$4,505,112	$5,351,021	$92,892,385
Cash or cash equivalent, at fair value	24,315	55,366	46,227	-	-	-
Accrued income receivable	4,706	42,112	47,161	3,794	986	-
Receivable for capital shares sold	1,470	1,816	6,473	48,604	14,664	91,597
Receivable for investments sold	-	-	54,165	40,349	30,262	1,145,958
Other assets	-	-	-	-	-	91
Total assets	2,207,147	6,635,025	10,747,375	4,597,859	5,396,933	94,130,031
Liabilities
Bank borrowings (Note 7)	-	-	-	29,152	23,852	34,127
Payable for investments purchased	-	-	50,364	-	-	1,170,425
Payable for fund shares redeemed	1,137	44,998	81,476	1,213	460	145,885
Accounts payable	7,436	21,243	46,408	16,013	14,841	236,827
Accounts payable to related parties (Note 3)	-	3,600	3,600	-	3,600	16,409
Total liabilities	8,573	69,841	181,848	46,378	42,753	1,603,673
Net Assets	$2,198,574	$6,565,184	$10,565,527	$4,551,481	$5,354,180	$92,526,358
Summary of Shareholders' Equity
Paid in capital	2,372,932	6,649,454	9,040,107	3,878,609	6,039,527	70,550,038
Accumulated undistributed net investment income	-	428	5,510	-	-	384,446
Accumulated undistributed net realized gain (loss) on security transactions	(227,555)	(647,914)	282,787	(196,261)	(1,657,499)	(6,962,111)
Net unrealized appreciation of investments	53,197	563,216	1,237,123	869,133	972,152	28,553,985
Net assets at December 31, 2012	$2,198,574	$6,565,184	$10,565,527	$4,551,481	$5,354,180	$92,526,358
Class A:
Net assets	$1,722,790	$4,659,236	$3,918,857	$3,973,131	$4,500,102	$85,607,140
Shares authorized	50,000,000	50,000,000	50,000,000	50,000,000	50,000,000	50,000,000
Shares outstanding	189,519	452,250	277,305	384,428	392,251	2,223,827
Net asset value and redemption price per share	$9.09	$10.30	$14.13	$10.34	$11.47	$38.50
Maximum offering price per share	$9.54	$10.81	$14.99	$10.97	$12.17	$40.85
Sales load	4.75%	4.75%	5.75%	5.75%	5.75%	5.75%
Class C:
Net assets	$475,784	$1,905,948	$6,646,670	$578,350	$854,078	$6,912,270
Shares authorized	50,000,000	50,000,000	50,000,000	50,000,000	50,000,000	50,000,000
Shares outstanding	53,719	192,418	506,115	62,849	81,614	211,717
Net asset value and redemption price per share	$8.86	$9.91	$13.13	$9.20	$10.46	$32.65
Class I:
Net assets	N/A	N/A	N/A	N/A	N/A	$6,948
Shares authorized						50,000,000
Shares outstanding						154
Net asset value and redemption price per share	N/A	N/A	N/A	N/A	N/A	$45.13

See Accompanying Notes to Financial Statements which are an integral part of these financial statements.

Pacific Advisors Fund Inc.

Statement of Operations

For the period ended December 31, 2012

	Government Securities Fund	Income and Equity Fund	Balanced Fund	Large Cap Value Fund	Mid Cap Value Fund	Small Cap Value Fund
Investment Income
Dividends	$18,093	$141,938	$234,151	$106,516	$61,786	$661,396
Interest	15,324	170,338	172,913	7	2	5
Total investment income	33,417	312,276	407,064	106,523	61,788	661,401
Expenses
Investment management fees (Note 3)	16,521	55,144	100,411	32,898	52,158	766,274
Transfer agent fees (Note 3)	51,694	68,194	102,148	75,052	60,375	509,921
Fund accounting fees (Note 3)	23,394	42,078	84,855	23,521	29,721	555,071
Legal fees	3,564	9,191	18,256	3,977	7,208	123,681
Audit fees	3,784	10,869	19,842	6,429	7,730	152,286
Registration fees	18,523	20,804	27,713	21,048	25,448	68,459
Printing	1,720	4,594	10,069	1,720	3,440	64,459
Custody fees	7,334	7,714	9,768	6,960	7,366	29,462
Interest on borrowings	152	121	1,848	491	657	22,332
Director fees/meetings	1,333	3,706	6,971	2,108	2,675	52,127
Distribution and service (12b-1) fees (Note 3)	11,344	38,062	104,339	15,854	20,055	307,964
Other expenses	4,435	11,708	23,047	5,815	8,936	170,707
Total expenses, before fees waived	143,798	272,185	509,267	195,873	225,769	2,822,743
Less fees waived (Note 3)	59,721	55,144	-	76,098	-	-
Net expenses	84,077	217,041	509,267	119,775	225,769	2,822,743
Net Investment Income (Loss)	(50,660)	95,235	(102,203)	(13,252)	(163,981)	(2,161,342)
Net Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on investments	18,048	80,736	1,099,436	(27,786)	422,551	9,903,649
Change in net unrealized appreciation on investments	25,818	276,031	218,807	478,499	12,435	2,348,371
Net realized and unrealized gain on investments	43,866	356,767	1,318,243	450,713	434,986	12,252,020
Net Increase (Decrease) in Net Assets Resulting from Operations	$(6,794)	$452,002	$1,216,040	$437,461	$271,005	$10,090,678

See Accompanying Notes to Financial Statements which are an integral part of these financial statements.

Pacific Advisors Fund Inc.

Statements of Changes in Net Assets

	Government Securities Fund		Income and Equity Fund		Balanced Fund
	Year ended December 31, 2012	Year ended December 31, 2011	Year ended December 31, 2012	Year ended December 31, 2011	Year ended December 31, 2012	Year ended December 31, 2011
Increase (Decrease) in Net Assets From Operations
Net investment income (loss)	$(50,660)	$(30,005)	$95,235	$159,702	$(102,203)	$(48,341)
Net realized gain (loss) on investments	18,048	34,669	80,736	(10,219)	1,099,436	499,229
Change in net unrealized appreciation (depreciation) of investments	25,818	(11,716)	276,031	6,387	218,807	(694,416)
Increase (decrease) in net assets resulting from operations	(6,794)	(7,052)	452,002	155,870	1,216,040	(243,528)
From Distributions to Shareholders
Class A:
Net investment income	-	-	(81,090)	(107,934)	-	-
Net capital gains	-	-	-	-	(172,881)	(247,245)
Return of capital	-	-	-	-	-	-
Class C:
Net investment income	-	-	(13,903)	(49,870)	-	-
Net capital gains	-	-	-	-	(317,923)	(740,888)
Return of capital	-	-	-	-	-	-
Class I:	N/A	N/A	N/A	N/A	N/A	N/A
Net investment income
Net capital gains
Return of capital
Decrease in net assets resulting from distributions	-	-	(94,993)	(157,804)	(490,804)	(988,133)
From Capital Share Transactions (Note 6)
Proceeds from shares sold	149,450	546,879	1,705,496	1,485,061	614,419	1,144,916
Proceeds from shares purchased by reinvestment of dividends	-	-	83,930	145,377	453,607	948,827
Cost of shares repurchased	(827,998)	(1,770,586)	(2,865,303)	(3,040,759	(5,796,855)	(8,117,343)
Increase (decrease) in net assets resulting from capital share transactions	(678,548)	(1,223,707)	(1,075,877)	(1,410,321)	(4,728,829)	(6,023,600)
Increase (decrease) in net assets	(685,342)	(1,230,759)	(718,868)	(1,412,255)	(4,003,593)	(7,255,261)
Net Assets
Beginning of period	2,883,916	4,114,675	7,284,052	8,696,307	14,569,120	21,824,381
End of period	$2,198,574	$2,883,916	$6,565,184	$7,284,052	$10,565,527	$14,569,120
Including undistributed net investment income	$-	$-	$428	$186	$5,510	$(351)

See Accompanying Notes to Financial Statements which are an integral part of these financial statements.

Pacific Advisors Fund Inc.

Statements of Changes in Net Assets

	Large Cap Value Fund		Mid Cap Value Fund		Small Cap Value Fund
	Year ended December 31, 2012	Year ended December 31, 2011	Year ended December 31, 2012	Year ended December 31, 2011	Year ended December 31, 2012	Year ended December 31, 2011
Increase (Decrease) in Net Assets From Operations
Net investment income (loss)	$(13,252)	$(29,942)	$(163,981)	$(181,370)	$(2,161,342)	$(2,242,685)
Net realized gain (loss) on investments	(27,786)	15,081	422,551	(639,793)	9,903,649	(1,116,487)
Change in net unrealized appreciation (depreciation) of investments	478,499	126,964	12,435	390,623	2,348,371	11,979,617
Increase (decrease) in net assets resulting from operations	437,461	112,103	271,005	(430,540)	10,090,678	8,620,445
From Distributions to Shareholders
Class A:
Net investment income	-	-	-	-	-	-
Net capital gains	-	-	-	-	-	-
Return of capital	-	-	-	-	-	-
Class C:
Net investment income	-	-	-	-	-	-
Net capital gains	-	-	-	-	-	-
Return of capital	-	-	-	-	-	-
Class I:	N/A	N/A	N/A	N/A
Net investment income					-	-
Net capital gains					-	-
Return of capital					-	-
Decrease in net assets resulting from distributions	-	-	-	-	-	-
From Capital Share Transactions (Note 6)
Proceeds from shares sold	739,474	1,023,186	846,845	1,539,519	28,360,777	20,450,558
Proceeds from shares purchased by reinvestment of dividends	-	-	-	-	-	-
Cost of shares repurchased	(532,772)	(419,968)	(859,653)	(1,469,243)	(41,203,490)	(37,982,752)
Increase (decrease) in net assets resulting from capital share transactions	206,702	603,218	(12,808)	70,276	(12,842,713)	(17,532,194)
Increase (decrease) in net assets	644,163	715,321	258,197	(360,264)	(2,752,035)	(8,911,749)
Net Assets
Beginning of period	3,907,318	3,191,997	5,095,983	5,456,247	95,278,393	104,190,142
End of period	$4,551,481	$3,907,318	$5,354,180	$5,095,983	$92,526,358	$95,278,393
Including undistributed net investment income	$-	$-	$-	$-	$384,446	$-

See Accompanying Notes to Financial Statements which are an integral part of these financial statements.

Pacific Advisors Fund Inc.

Financial Highlights

(For a share outstanding throughout the period)

	Government Securities Fund
	Class A
	For the year ended December 31,
	2012	2011	2010	2009	2008
Per Share Operating Performance
Net asset value, beginning of period	$9.13	$9.13	$8.99	$8.94	$9.42
Income from investing operations
Net investment income (loss)	(0.17)	(0.02)	0.05	0.18	0.32
Net realized and unrealized gain (loss) on securities	0.13	0.02	0.14	0.02	(0.53)
Total from investment operations	(0.04)	-	0.19	0.20	(0.21)
Less distributions
From net investment income	-	-	(0.02)	(0.15)	(0.27)
From net capital gain	-	-	-	-	-
From return of capital	-	-	(0.03)	-	-
Total distributions	-	-	(0.05)	(0.15)	(0.27)
Net asset value, end of period	$9.09	$9.13	$9.13	$8.99	$8.94
Total Investment Return (a)	-0.44%	0.00%	2.16%	2.26%	-2.28%
Ratios/Supplemental Data
Net assets, end of period (000's)	$1,723	$1,873	$2,375	$2,537	$3,054
Ratio of net investment income (loss) to average net assets
With expense reductions	-1.82%	-0.54%	0.49%	1.69%	3.33%
Without expense reductions	-4.14%	-2.39%	-1.10%	0.25%	1.87%
Ratio of expenses to average net assets
With expense reductions	3.12%	2.42%	2.09%	1.69%	1.65%
Without expense reductions	5.44%	4.26%	3.69%	3.13%	3.11%
Fund portfolio turnover rate	181%	115%	156%	224%	173%
	Class C
	For the year ended December 31,
	2012	2011	2010	2009	2008
Per Share Operating Performance
Net asset value, beginning of period	$8.96	$9.02	$8.90	$8.87	$9.45
Income from investing operations
Net investment income (loss)	(0.94)	(0.33)	(0.09)	0.09	0.28
Net realized and unrealized gain (loss) on securities	0.84	0.27	0.23	0.04	(0.56)
Total from investment operations	(0.10)	(0.06)	0.14	0.13	(0.28)
Less distributions
From net investment income	-	-	(0.01)	(0.10)	(0.30)
From net capital gain	-	-	-	-	-
From return of capital	-	-	(0.01)	-	-
Total distributions	-	-	(0.02)	(0.10)	(0.30)
Net asset value, end of period	$8.86	$8.96	$9.02	$8.90	$8.87
Total Investment Return	-1.12%	-0.67%	1.49%	1.44%	-3.02%
Ratios/Supplemental Data
Net assets, end of period (000's)	$476	$1,011	$1,740	$2,594	$2,456
Ratio of net investment income (loss) to average net assets
With expense reductions	-2.48%	-1.27%	-0.18%	0.96%	2.56%
Without expense reductions	-4.92%	-3.14%	-1.80%	-0.47%	1.10%
Ratio of expenses to average net assets
With expense reductions	3.85%	3.16%	2.80%	2.41%	2.43%
Without expense reductions	6.29%	5.03%	4.42%	3.85%	3.89%
Fund portfolio turnover rate	181%	115%	156%	224%	173%

(a)  The Fund's maximum sales charge is not included in the total return computation.

See Accompanying Notes to Financial Statements which are an integral part of these financial statements.

Pacific Advisors Fund Inc.

Financial Highlights

(For a share outstanding throughout the period)

	Income and Equity Fund
	Class A
	For the year ended December 31,
	2012	2011	2010	2009	2008
Per Share Operating Performance
Net asset value, beginning of period	$9.84	$9.87	$9.49	$8.48	$10.61
Income from investing operations
Net investment income	0.15	0.21	0.19	0.30	0.33
Net realized and unrealized gain (loss) on securities	0.48	0.01	0.45	0.98	(2.16)
Total from investment operations	0.63	0.22	0.64	1.28	(1.83)
Less distributions
From net investment income	(0.17)	(0.25)	(0.26)	(0.27)	(0.30)
From net capital gain	-	-	-	-	-
From return of capital	-	-	- (b)	-	-
Total distributions	(0.17)	(0.25)	(0.26)	(0.27)	(0.30)
Net asset value, end of period	$10.30	$9.84	$9.87	$9.49	$8.48
Total Investment Return (a)	6.46%	2.24%	6.88%	15.37%	-17.49%
Ratios/Supplemental Data
Net assets, end of period (000's)	$4,659	$4,235	$3,922	$2,865	$2,737
Ratio of net investment income to average net assets
With expense reductions	1.56%	2.27%	2.57%	3.22%	3.22%
Without expense reductions	0.81%	1.52%	1.81%	2.47%	2.47%
Ratio of expenses to average net assets
With expense reductions	2.68%	2.59%	2.34%	2.32%	2.05%
Without expense reductions	3.42%	3.34%	3.09%	3.07%	2.80%
Fund portfolio turnover rate	29%	16%	21%	29%	39%
	Class C
	For the year ended December 31,
	2012	2011	2010	2009	2008
Per Share Operating Performance
Net asset value, beginning of period	$9.42	$9.40	$9.03	$8.09	$10.14
Income from investing operations
Net investment income (loss)	(0.01)	0.09	0.15	0.21	0.23
Net realized and unrealized gain (loss) on securities	0.55	0.05	0.38	0.95	(2.04)
Total from investment operations	0.54	0.14	0.53	1.16	(1.81)
Less distributions
From net investment income	(0.05)	(0.12)	(0.16)	(0.22)	(0.24)
From net capital gain	-	-	-	-	-
From return of capital	-	-	- (b)	-	-
Total distributions	(0.05)	(0.12)	(0.16)	(0.22)	(0.24)
Net asset value, end of period	$9.91	$9.42	$9.40	$9.03	$8.09
Total Investment Return	5.74%	1.54%	5.95%	14.56%	-18.10%
Ratios/Supplemental Data
Net assets, end of period (000's)	$1,906	$3,049	$4,774	$5,129	$4,697
Ratio of net investment income to average net assets
With expense reductions	0.80%	1.52%	1.82%	2.47%	2.48%
Without expense reductions	0.05%	0.77%	1.07%	1.72%	1.73%
Ratio of expenses to average net assets
With expense reductions	3.45%	3.33%	3.07%	3.06%	2.81%
Without expense reductions	4.20%	4.08%	3.82%	3.81%	3.56%
Fund portfolio turnover rate	29%	16%	21%	29%	39%

(a)  The Fund's maximum sales charge is not included in the total return computation.

(b)  The amount is less than $0.005 and rounded to zero.

See Accompanying Notes to Financial Statements which are an integral part of these financial statements.

Pacific Advisors Fund Inc.

Financial Highlights

(For a share outstanding throughout the period)

	Balanced Fund
	Class A
	For the year ended December 31,
	2012	2011	2010	2009	2008
Per Share Operating Performance
Net asset value, beginning of period	$13.47	$14.56	$14.91	$12.41	$18.58
Income from investing operations
Net investment income (loss)	(0.03)	-	0.13	0.22	0.31
Net realized and unrealized gain (loss) on securities	1.34	(0.16)	1.02	2.48	(6.00)
Total from investment operations	1.31	(0.16)	1.15	2.70	(5.69)
Less distributions
From net investment income	-	-	(0.01)	(0.20)	(0.28)
From net capital gain	(0.65)	(0.93)	(1.49)	-	(0.20)
Total distributions	(0.65)	(0.93)	(1.50)	(0.20)	(0.48)
Net asset value, end of period	$14.13	$13.47	$14.56	$14.91	$12.41
Total Investment Return (a)	9.69%	-1.14%	7.71%	21.76%	-30.51%
Ratios/Supplemental Data
Net assets, end of period (000's)	$3,919	$3,801	$3,789	$4,362	$3,774
Ratio of net investment income (loss) to average net assets	-0.27%	0.29%	0.55%	1.58%	1.73%
Ratio of expenses to average net assets	3.30%	3.13%	2.77%	2.47%	2.31%
Fund portfolio turnover rate	34%	14%	36%	10%	32%
	Class C
	For the year ended December 31,
	2012	2011	2010	2009	2008
Per Share Operating Performance
Net asset value, beginning of period	$12.66	$13.84	$14.35	$11.96	$17.88
Income from investing operations
Net investment income (loss)	(0.39)	(0.15)	(0.06)	0.10	0.16
Net realized and unrealized gain (loss) on securities	1.51	(0.10)	1.04	2.39	(5.72)
Total from investment operations	1.12	(0.25)	0.98	2.49	(5.56)
Less distributions
From net investment income	-	-	- (b)	(0.10)	(0.16)
From net capital gain	(0.65)	(0.93)	(1.49)	-	(0.20)
Total distributions	(0.65)	(0.93)	(1.49)	(0.10)	(0.36)
Net asset value, end of period	$13.13	$12.66	$13.84	$14.35	$11.96
Total Investment Return	8.81%	-1.86%	6.88%	20.84%	-31.03%
Ratios/Supplemental Data
Net assets, end of period (000's)	$6,647	$10,768	$18,035	$24,828	$22,407
Ratio of net investment income (loss) to average net assets	-0.97%	-0.42%	-0.18%	0.82%	0.96%
Ratio of expenses to average net assets	4.02%	3.83%	3.50%	3.23%	3.09%
Fund portfolio turnover rate	34%	14%	36%	10%	32%

(a)  The Fund's maximum sales charge is not included in the total return computation.

(b)  The amount is less than $0.005 and rounded to zero.

See Accompanying Notes to Financial Statements which are an integral part of these financial statements.

Pacific Advisors Fund Inc.

Financial Highlights

(For a share outstanding throughout the period)

	Large Cap Value Fund
	Class A
	For the year ended December 31,
	2012	2011	2010	2009	2008
Per Share Operating Performance
Net asset value, beginning of period	$9.30	$8.98	$8.33	$6.51	$10.83
Income from investing operations
Net investment income (loss)	0.04	0.11	(0.06)	(0.24)	(0.07)
Net realized and unrealized gain (loss) on securities	1.00	0.21	0.71	2.06	(4.25)
Total from investment operations	1.04	0.32	0.65	1.82	(4.32)
Less distributions
From net investment income	-	-	-	-	-
From net capital gain	-	-	-	-	-
Total distributions	-	-	-	-	-
Net asset value, end of period	$10.34	$9.30	$8.98	$8.33	$6.51
Total Investment Return (a)	11.18%	3.56%	7.80%	27.96%	-39.89%
Ratios/Supplemental Data
Net assets, end of period (000's)	$3,973	$3,278	$2,511	$2,176	$1,984
Ratio of net investment loss to average net assets
With expense reductions	-0.18%	-0.66%	-1.32%	-2.06%	-1.38%
Without expense reductions	-1.91%	-2.61%	-3.50%	-4.31%	-2.41%
Ratio of expenses to average net assets
With expense reductions	2.61%	3.05%	3.64%	3.46%	2.62%
Without expense reductions	4.34%	4.99%	5.82%	5.71%	3.65%
Fund portfolio turnover rate	9%	7%	106%	5%	14%
	Class C
	For the year ended December 31,
	2012	2011	2010	2009	2008
Per Share Operating Performance
Net asset value, beginning of period	$8.34	$8.12	$7.58	$5.97	$10.03
Income from investing operations
Net investment loss	(0.69)	(0.42)	(0.17)	(1.36)	(0.31)
Net realized and unrealized gain (loss) on securities	1.55	0.64	0.71	2.97	(3.75)
Total from investment operations	0.86	0.22	0.54	1.61	(4.06)
Less distributions
From net investment income	-	-	-	-	-
From net capital gain	-	-	-	-	-
Total distributions	-	-	-	-	-
Net asset value, end of period	$9.20	$8.34	$8.12	$7.58	$5.97
Total Investment Return	10.31%	2.71%	7.12%	26.97%	-40.48%
Ratios/Supplemental Data
Net assets, end of period (000's)	$578	$630	$681	$637	$1,072
Ratio of net investment loss to average net assets
With expense reductions	-1.01%	-1.53%	-2.03%	-2.69%	-2.18%
Without expense reductions	-2.74%	-3.46%	-4.23%	-4.96%	-3.19%
Ratio of expenses to average net assets
With expense reductions	3.43%	3.89%	4.37%	4.11%	3.40%
Without expense reductions	5.15%	5.82%	6.57%	6.39%	4.42%
Fund portfolio turnover rate	9%	7%	106%	5%	14%

(a)  The Fund's maximum sales charge is not included in the total return computation.

See Accompanying Notes to Financial Statements which are an integral part of these financial statements.

Pacific Advisors Fund Inc.

Financial Highlights

(For a share outstanding throughout the period)

	Mid Cap Value Fund
	Class A
	For the year ended December 31,
	2012	2011	2010	2009	2008
Per Share Operating Performance
Net asset value, beginning of period	$10.88	$11.57	$8.78	$6.75	$12.50
Income from investing operations
Net investment loss	(0.25)	(0.13)	(0.48)	(0.40)	(0.16)
Net realized and unrealized gain (loss) on securities	0.84	(0.56)	3.27	2.43	(5.56)
Total from investment operations	0.59	(0.69)	2.79	2.03	(5.72)
Less distributions
From net investment income	-	-	-	-	-
From net capital gain	-	-	-	-	(0.03)
Total distributions	-	-	-	-	(0.03)
Net asset value, end of period	$11.47	$10.88	$11.57	$8.78	$6.75
Total Investment Return (a)	5.42%	-5.96%	31.78%	30.07%	-45.78%
Ratios/Supplemental Data
Net assets, end of period (000's)	$4,500	$4,052	$3,672	$3,194	$3,291
Ratio of net investment loss to average net assets	-3.01%	-3.11%	-3.39%	-2.11%	-1.33%
Ratio of expenses to average net assets	4.19%	4.16%	4.35%	3.69%	3.20%
Fund portfolio turnover rate	24%	12%	18%	21%	12%
	Class C
	For the year ended December 31,
	2012	2011	2010	2009	2008
Per Share Operating Performance
Net asset value, beginning of period	$10.00	$10.72	$8.21	$6.36	$11.90
Income from investing operations
Net investment loss	(3.40)	(4.28)	(3.84)	(1.04)	(0.45)
Net realized and unrealized gain (loss) on securities	3.86	3.56	6.35	2.89	(5.06)
Total from investment operations	0.46	(0.72)	2.51	1.85	(5.51)
Less distributions
From net investment income	-	-	-	-	-
From net capital gain	-	-	-	-	(0.03)
Total distributions	-	-	-	-	(0.03)
Net asset value, end of period	$10.46	$10.00	$10.72	$8.21	$6.36
Total Investment Return	4.60%	-6.72%	30.57%	29.09%	-46.33%
Ratios/Supplemental Data
Net assets, end of period (000's)	$854	$1,044	$1,784	$3,151	$3,761
Ratio of net investment loss to average net assets	-3.77%	-3.92%	-3.91%	-2.87%	-2.11%
Ratio of expenses to average net assets	4.95%	4.91%	4.88%	4.47%	3.96%
Fund portfolio turnover rate	24%	12%	18%	21%	12%

(a)  The Fund's maximum sales charge is not included in the total return computation.

See Accompanying Notes to Financial Statements which are an integral part of these financial statements.

Pacific Advisors Fund Inc.

Financial Highlights

(For a share outstanding throughout the period)

	Small Cap Value Fund
	Class A
	For the year ended December 31,
	2012	2011	2010	2009	2008
Per Share Operating Performance
Net asset value, beginning of period	$34.42	$31.68	$26.37	$19.21	$34.70
Income from investing operations
Net investment income (loss)	(1.70)	(1.35)	(1.87)	(0.50)	0.10
Net realized and unrealized gain (loss) on securities	5.78	4.09	7.18	7.66	(15.23)
Total from investment operations	4.08	2.74	5.31	7.16	(15.13)
Less distributions
From net investment income	-	-	-	-	-
From net capital gain	-	-	-	-	(0.35)
From return of capital	-	-	-	-	(0.01)
Total distributions	-	-	-	-	(0.36)
Net asset value, end of period	$38.50	$34.42	$31.68	$26.37	$19.21
Total Investment Return (a)	11.85%	8.65%	20.14%	37.27%	-43.52%
Ratios/Supplemental Data
Net assets, end of period (000's)	$85,607	$88,323	$92,830	$117,456	$87,800
Ratio of net investment loss to average net assets	-2.06%	-2.31%	-2.14%	-2.05%	-1.83%
Ratio of expenses to average net assets	2.71%	2.88%	2.66%	2.49%	2.44%
Fund portfolio turnover rate	12%	9%	9%	17%	23%
	Class C
	For the year ended December 31,
	2012	2011	2010	2009	2008
Per Share Operating Performance
Net asset value, beginning of period	$29.41	$27.26	$22.87	$16.79	$30.70
Income from investing operations
Net investment loss	(2.53)	(6.46)	(3.31)	(1.40)	(0.90)
Net realized and unrealized gain (loss) on securities	5.77	8.61	7.70	7.48	(12.65)
Total from investment operations	3.24	2.15	4.39	6.08	(13.55)
Less distributions
From net investment income	-	-	-	-	-
From net capital gain	-	-	-	-	(0.35)
From return of capital	-	-	-	-	(0.01)
Total distributions	-	-	-	-	(0.36)
Net asset value, end of period	$32.65	$29.41	$27.26	$22.87	$16.79
Total Investment Return	11.02%	7.89%	19.20%	36.21%	-44.05%
Ratios/Supplemental Data
Net assets, end of period (000's)	$6,912	$6,949	$11,355	$15,593	$15,368
Ratio of net investment loss to average net assets	-2.80%	-3.05%	-2.89%	-2.79%	-2.57%
Ratio of expenses to average net assets	3.45%	3.62%	3.40%	3.24%	3.17%
Fund portfolio turnover rate	12%	9%	9%	17%	23%

(a)  The Fund's maximum sales charge is not included in the total return computation.

See Accompanying Notes to Financial Statements which are an integral part of these financial statements.

Pacific Advisors Fund Inc.

Financial Highlights

(For a share outstanding throughout the period)

	Small Cap Value Fund
	Class I
	For the year ended December 31,
	2012	2011	2010	2009	2008
Per Share Operating Performance
Net asset value, beginning of period	$39.15	$35.95	$29.86	$21.72	$37.50
Income from investing operations
Net investment loss	(120.29)**	(0.77)	(0.60)	(0.45)	(0.32)*
Net realized and unrealized gain (loss) on securities	126.27 **	3.97	6.69	8.59	(15.10)*
Total from investment operations	5.98	3.20	6.09	8.14	(15.42)
Less distributions
From net investment income	-	-	-	-	-
From net capital gain	-	-	-	-	(0.35)
From return of capital	-	-	-	-	(0.01)
Total distributions	-	-	-	-	(0.36)
Net asset value, end of period	$45.13	$39.15	$35.95	$29.86	$21.72
Total Investment Return	15.27%	8.90%	20.40%	37.48%	-41.00%
Ratios/Supplemental Data
Net assets, end of period (000's)	$7	$6	$6	$5	$3
Ratio of net investment loss to average net assets	-2.02%	-2.08%	-1.97%	-1.80%	-1.56%
Ratio of expenses to average net assets	2.63%	2.65%	2.50%	2.24%	2.16%
Fund portfolio turnover rate	12%	9%	9%	17%	23%

*  Numbers were calculated using a weighted-average number of shares outstanding basis as a result of a significant change in Class I assets immediately prior to end of period.

**  Numbers reflected allocations to Class I due to significant subscription and redemption activity during the period.

See Accompanying Notes to Financial Statements which are an integral part of these financial statements.

Pacific Advisors Fund Inc.

Notes to Financial Statements

December 31, 2012

Note 1. Organization

Pacific Advisors Fund Inc. (the "Company") is an open-end diversified investment management company registered under the Investment Company Act of 1940, as amended. The Company currently offers six Funds: Government Securities Fund, Income and Equity Fund, Balanced Fund, Large Cap Value Fund, Mid Cap Value Fund and Small Cap Value Fund (individually, a "Fund," or collectively, the "Funds"). Each Fund is a separate investment portfolio of the Company with a distinct investment objective, investment program, policies and restrictions.

The Government Securities Fund seeks to provide high current income, preservation of capital, and rising future income, consistent with prudent investment risk. The Income and Equity Fund seeks to provide current income and, secondarily, long-term capital appreciation. The Balanced Fund seeks to achieve long-term capital appreciation and income consistent with reduced risk. The Large Cap Value Fund seeks to achieve long-term capital appreciation. The Mid Cap Value Fund seeks to achieve long-term capital appreciation. The Small Cap Value Fund seeks to provide capital appreciation through investment in small capitalization companies.

The Funds offer Class A and Class C shares. In addition to Class A and Class C shares, the Small Cap Value Fund introduced Class I shares on October 9, 2006. Each class has equal rights as to assets and voting privileges except that Class A and Class C each has exclusive voting rights with respect to its distribution plan. Investment income, realized and unrealized capital gains and losses, and the common expenses of each Fund are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each Class of shares differs in its respective service and distribution expenses and may differ in its transfer agent, registration, and certain other class-specific fees and expenses.

The Company enters into contracts that contain a variety of indemnifications. The Company's maximum exposure under these arrangements is unknown. However, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Note 2. Significant Accounting Policies

A. Security Valuation and Fair Value Measurement. Securities, including American Depository Receipts (ADRs), listed on a national securities exchange and certain over-the-counter ("OTC") issues traded on the NASDAQ national market system are valued at the last quoted sale price at the close of the New York Stock Exchange. OTC issues not quoted on the NASDAQ system, and other equity securities for which no sale price is available, are valued at the last bid price as obtained from published sources or real time quote services, where available, and otherwise from brokers who are market makers for such securities. Debt securities with a maturity less than 60 days are valued on an amortized cost basis, which approximates fair value. In determining the fair value of other debt securities, Pacific Global Investment Management Company, Inc. (the "Investment Manager") utilizes independent pricing services approved by the Board of Directors using one or more of the following valuation techniques:

(1) a matrix pricing approach that considers market inputs including, in approximate order of priority, the following: benchmark yields, reported trades, broker/dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, offers and reference data including market research publications; market indicators, industry and economic events. Evaluators may prioritize inputs differently on any given day for any security based on market conditions, and not all inputs listed are available for use in the evaluation process for each security evaluation on any given day; (2) a comparison of the value of the borrower's outstanding equity and debt to that of comparable public companies; (3) a discounted cash flow analysis. Fair value determinations are made by the Investment Manager based on the Company's Fair Value Procedure, as adopted by the Board of Directors. In conducting its assessment and analysis for purpose of determining fair value, the Investment Manager uses its discretion and judgment in considering and appraising the relevant factors to validate the quotations and prices are representative of fair value, including examining the source and nature of the quotations.

Various inputs are used to determine the fair value of each Fund's investments. For financial statements, these inputs are summarized in the three broad levels listed below. Level 1 inputs are based on quoted prices in active markets for identical securities. Level 2 inputs are based on significant observable market inputs, such as quoted prices for similar securities and quoted prices in inactive markets. Level 3 inputs are significant unobservable inputs that reflect the Fund's own assumptions in determining the fair value of investments. The valuation levels are not necessarily an indication of the risk associated with investing in those securities.

Pacific Advisors Fund Inc.

Notes to Financial Statements

December 31, 2012

The following is a summary of the inputs used to value each Fund's investment securities and cash and cash equivalents as of December 31, 2012:

	Government Securities Fund	Income and Equity Fund	Balanced Fund	Large Cap Value Fund	Mid Cap Value Fund	Small Cap Value Fund
Level 1 - Quoted Prices
Common Stock
Energy	$27,035	$86,985	$1,139,496	$181,755	$1,321,573	$15,990,905
Materials	-	121,419	-	-	214,424	2,057,880
Industrials	16,713	386,344	3,151,147	704,645	2,129,565	35,272,556
Consumer Discretionary	35,284	515,364	1,055,289	826,469	1,362,337	19,883,150
Consumer Staples	80,570	498,660	578,482	986,407	128,122	3,849,600
Health Care	28,816	390,050	-	429,427	-	2,864,524
Financials	-	-	776,600	482,260	195,000	9,208,470
Information Technology	37,422	367,087	773,666	894,149	-	-
Telecommunication Services	33,710	329,343	-	-	-	3,765,300
Utilities	91,284	381,821	-	-	-	-
Preferred Stock
Financials	-	126,370	102,400	-	-	-
Utilities	-	50,040	-	-	-	-
Level 1 Total	350,834	3,253,483	7,577,080	4,505,112	5,351,021	92,892,385
Level 2 - Other significant observable inputs
Bonds and notes
Corporate Bonds	-	3,282,248	3,016,269	-	-	-
U.S. Government Fixed Income Securities	1,825,822	-	-	-	-	-
Short Term Investments
Money Market	24,315	55,366	46,227	-	-	-
Level 2 Total	1,850,137	3,337,614	3,062,496	-	-	-
Level 3 - Significant unobservable inputs	-	-	-	-	-	-
Total Investments	$2,200,971	$6,591,097	$10,639,576	$4,505,112	$5,351,021	$92,892,385

Equity securities (common and preferred stock) that are actively traded and market priced are classified as Level 1 securities. All fixed income securities are classified as Level 2 securities and are valued using either amortized cost or the matrix pricing approach. The Funds had no Level 3 holdings during the year ended December 31, 2012. In January 2010, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update ("ASU") 2010-06, "Improving Disclosures about Fair Value Measurements," which amended Accounting Standard Codification 820 ("Topic 820") and required entities to disclose the amounts of significant transfers between Level 1 and Level 2 of the fair value hierarchy and the reasons for these transfers. The Investment Manager has evaluated the Funds' positions for the year ended December 31, 2012, and determined that, for purposes of fair value pricing measurement, there were no transfers between Level 1 and Level 2.

B. Cash and Cash Equivalents. The Company considers all highly liquid financial instruments with maturities of less than three months when acquired to be cash equivalents.

C. Security Transactions and Investment Income. Security transactions are accounted for on the trade date. The cost of investments sold is determined by use of the specific identification method for both financial reporting and federal income tax purposes. Dividends are recorded on the ex-dividend date. Interest income is recorded on an accrual basis. Premium or discount on debt securities are amortized using the effective interest amortization method.

D. Dividends and Distributions to Shareholders. The Government Securities Fund and Income and Equity Fund declare and distribute dividends of their net investment income, if any, quarterly. The Balanced Fund, Large Cap Value Fund, Mid Cap Value Fund and Small Cap Value Fund declare and distribute dividends of their net investment income, if any, annually. In addition, each Fund declares and distributes a capital gain dividend, if any, annually. The Board of Directors determines the amount and timing of such payments.

E. Federal Income Tax. The Company intends to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of their taxable income to their shareholders. Therefore, no federal income tax provision is required.

Management has analyzed the Funds' tax positions taken on federal income tax returns for all open tax years and for the year ended December 31, 2012 and has concluded that no provision for income tax is required in the Funds' financial statements. Tax

Pacific Advisors Fund Inc.

Notes to Financial Statements

December 31, 2012

years 2009, 2010, 2011 and 2012 are still subject to examination by major federal jurisdictions. Tax years 2008, 2009, 2010, 2011 and 2012 are still subject to examination by major state jurisdictions.

The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the period, the Funds did not incur any interest or penalties.

At December 31, 2012, components of distributable earnings (accumulated deficits) on a tax basis were as follows:

	Government Securities Fund	Income and Equity Fund	Balanced Fund	Large Cap Value Fund	Mid Cap Value Fund	Small Cap Value Fund
Undistributed ordinary income	$-	$428	$-	$-	$-	$-
Undistributed long-term gains	-	-	282,787	-	-	-
Capital loss carry forward*	(227,555)	(647,914)	-	(182,204)	(1,657,499)	(6,916,050)
Post October loss	-	-	-	(13,173)	-	(28,214)
Net unrealized appreciation on investments	53,197	563,216	1,242,633	868,249	972,152	28,920,584
Accumulated earnings (deficits)	$(174,358)	$(84,270)	$1,525,420	$672,872	$(685,347)	$21,976,320

The difference between book basis and tax basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales and characterization of certain income items. The Funds intend to treat post October losses (net capital losses occurred for the period subsequent to October 31, 2012 through the fiscal year end December 31, 2012) as having been incurred in the next fiscal year.

The Funds intend to utilize provisions of the federal income tax laws which allow them to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. During the current fiscal year, the following capital losses carried forward have been utilized:

	Government Securities Fund	Income and Equity Fund	Balanced Fund	Large Cap Value Fund	Mid Cap Value Fund	Small Cap Value Fund
Capital loss carryforward utilized	$18,048	-	-	-	$99,063	$9,596,511

* At December 31, 2012, the following Funds had accumulated net realized losses on investment transactions that represent capital loss carryforwards for federal income tax purposes, which expire as follows:

	Capital losses expiring in:
	2013	2014	2015	2016	2017	2018	Total
Government Securities Fund	$49,495	$88,644	$1,178	$9,585	$73,971	$4,682	$227,555
Income and Equity Fund	-	-	-	197,538	388,066	-	585,604
Balanced Fund	-	-	-	-	-	-	-
Large Cap Value Fund	-	-	-	-	167,591	-	167,591
Mid Cap Value Fund	-	-	-	785,984	640,167	-	1,426,151
Small Cap Value Fund	-	-	-	-	3,114,482	3,801,568	6,916,050

During the year ended December 31, 2012, the Government Securities Fund had a capital loss carryforward in the amount of $77,024 that expired.

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the "Act") was enacted, which changed various technical rules governing the tax treatment of regulated investment companies ("RICs") including the Funds. The changes are generally effective for taxable years beginning after the date of enactment. One of the more prominent changes addresses capital loss carryforwards. Under the Act, each Fund will be permitted to carry forward capital losses incurred in taxable years beginning after the date of enactment for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under previous regulation.

Finally, the Modernization Act contains several provisions aimed at preserving the character of distributions made by a fiscal year RIC during the portion of its taxable year ending after October 31 or December 31, reducing the circumstances under which a RIC might be required to file amended Forms 1099 to restate previously reported distributions. Except for the simplification provisions

Pacific Advisors Fund Inc.

Notes to Financial Statements

December 31, 2012

related to RIC qualification, the Modernization Act is effective for taxable years beginning after December 22, 2010. The provisions related to RIC qualification are effective for taxable years for which the extended due date of the tax return is after December 22, 2010.

Losses incurred that will be carried forward under the provisions of the Modernization Act are as follows:

	Loss Carryforward Character
	Short Term	Long Term
Income and Equity Fund	$12,577	$49,733
Large Cap Value Fund	6,933	7,680
Mid Cap Value Fund	-	231,348

F. Reclassification of Capital Accounts. Distributions of net investment income and realized gains are determined in accordance with income tax regulations which may differ from GAAP. These differences are due to differing treatments for items such as net operating losses, reclassification of dividends and return of capital. To the extent that these differences are permanent in nature, reclassifications are made among the net asset accounts on the Statement of Assets and Liabilities. Net assets and net asset value per share are not affected by this classification.

For the year ended December 31, 2012, reclassifications among the components of net assets are as follows:

	Accumulated Undistributed Net Investment Income	Paid in Capital	Accumulated Capital Loss
Government Securities Fund	$50,660	$(127,684)	$77,024
Income and Equity Fund	-	-	-
Balanced Fund	108,064	(107,687)	(377)
Large Cap Value Fund	13,252	(13,252)	-
Mid Cap Value Fund	163,981	(163,981)	-
Small Cap Value Fund	2,545,788	(2,627,841)	82,053

The reclassifications were due to net investment losses incurred by the Funds, which are not permitted to be carried forward for tax purposes, expiration of capital losses previously carried-forward and differing book and tax treatment of certain securities.

G. Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts in the financial statements and footnotes. Actual results could differ from those estimates.

Note 3. Investment Management, Distributor and Other Related Party Transactions

The Company and the Funds have entered into investment management agreements ("Management Agreements") with the Investment Manager.

The Management Agreements provide for investment management fees, payable monthly, and calculated at the maximum annual rate of 0.65% of average net assets for the Government Securities Fund, 0.75% of average net assets for the Income and Equity, Balanced, Large Cap Value and Small Cap Value Funds and 1.00% of average net assets for the Mid Cap Value Fund.

In accordance with Expense Limitation Agreements with the Company, the Investment Manager waives its respective management fees to the extent that the actual operating expenses of the following Funds exceed the following thresholds:

	Class A	Class C
Government Securities Fund	1.65%	2.40%
Income and Equity Fund	1.95%	2.70%
Large Cap Value Fund	2.65%	3.40%

For the Government Securities Fund and Large Cap Value Fund only, if net expenses exceed the above thresholds after waiver of the entire management fee, Pacific Global Investor Services, Inc. ("PGIS"), Transfer Agent for the Company, will waive its transfer agency fee to the extent necessary to reduce Class expenses to the above thresholds. The Transfer Agent does not, however, waive out of pocket expenses. These agreements may be terminated by either party upon 90 days prior written notice.

Pacific Advisors Fund Inc.

Notes to Financial Statements

December 31, 2012

Pursuant to the Expense Limitation Agreements, providing for the voluntary waiver of fees and the assumption of expenses by the Investment Manager and Transfer Agent, the following amounts were waived for the year ended December 31, 2012.

	Management Fees Waived	Transfer Agent Fees Waived	Total
Government Securities Fund	$16,521	$43,200	$59,721
Income and Equity Fund	55,144	-	55,144
Large Cap Value Fund	32,898	43,200	76,098

Effective 2004, the Investment Manager terminated all of its rights under the Expense Limitation Agreements with respect to potential recoupment from the Funds of all management fees and transfer agent fees previously waived and all expenses previously reimbursed. In the future, the Investment Manager will not have any rights to recover fees it waives or expenses it may reimburse, with respect to any of the Funds.

For the year ended December 31, 2012, Pacific Global Fund Distributors, Inc. ("PGFD"), the principal underwriter for the Company, received commissions on sales of capital stock, after deducting amounts allowed to authorized distributors as commissions. In addition, PGFD, as a registered broker-dealer, may act as broker for the Funds, in conformity with Rule 17e-1 under the Investment Company Act of 1940. The Company's Board of Directors has approved procedures for evaluating the reasonableness of commissions paid to PGFD and periodically reviews these procedures. PGFD will not act as principal in effecting any portfolio transactions for the Funds. The amounts of commissions are as follows:

	Underwriting Fees Retained	Commissions Retained	Brokerage Commissions Received
Government Securities Fund	$1	$7	$(435)
Income and Equity Fund	315	19	422
Balanced Fund	423	861	2,299
Large Cap Value Fund	1,284	1,560	274
Mid Cap Value Fund	1,428	710	1,482
Small Cap Value Fund	9,277	810	23,943

PGFD is a wholly-owned subsidiary of the Investment Manager.

The Company has also entered into an agreement with PGIS to provide fund accounting services at the monthly fee of three basis points for the first one hundred million in net assets and one basis point on the balance of net assets or a minimum of $1,500 per month. In addition, an agreement to provide transfer agent services has also been entered into at a rate of $21.00 per year per open account and $3.50 per year per closed account with minimum charges of $1,800 per month for Class A, C, and I share accounts. PGIS is a wholly-owned subsidiary of the Investment Manager.

Accounts payable to related parties consist of transfer agent fees payable to PGIS.

The Company has adopted a plan of distribution, whereby the Funds may pay a service fee to qualified recipients in an amount up to 0.25% per annum of each Fund's daily net assets for Class A shares and Class C shares. Under the plan of the distribution, the Funds may pay a distribution fee to qualified recipients in an amount up to 0.75% per annum of each Fund's daily net assets for Class C shares. The Company has not adopted a plan of distribution for Class I Shares.

For the year ended December 31, 2012, total distribution and/or service (12b-1) fees were:

	Class A	Class C	Total
Government Securities Fund	$4,691	$6,653	$11,344
Income and Equity Fund	11,821	26,241	38,062
Balanced Fund	9,847	94,492	104,339
Large Cap Value Fund	9,336	6,518	15,854
Mid Cap Value Fund	10,701	9,354	20,055
Small Cap Value Fund	234,859	73,105	307,964

Pacific Advisors Fund Inc.

Notes to Financial Statements

December 31, 2012

Note 4. Purchase and Sales of Securities

The following summarizes purchases and sales of investment securities, other than short-term investments, and aggregate gross unrealized appreciation and depreciation on a tax basis by each Fund for the year ended and as of December 31, 2012. The difference between book basis and tax basis unrealized appreciation is attributable primarily to the tax deferral of losses on wash sales.

	Year ended December 31, 2012		As of December 31, 2012
	Cost of Purchases	Proceeds From Sales	Tax Cost of Securities	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
Government Securities Fund	$4,539,379	$5,267,358	$2,123,459	$56,291	$3,094	$53,197
Income and Equity Fund	2,085,673	3,028,495	5,972,515	819,277	256,061	563,216
Balanced Fund	4,558,917	10,332,235	9,350,716	1,363,770	121,137	1,242,633
Large Cap Value Fund	426,698	379,737	3,636,863	945,262	77,013	868,249
Mid Cap Value Fund	1,275,412	1,584,285	4,378,869	1,673,804	701,652	972,152
Small Cap Value Fund	12,770,728	31,736,681	63,971,801	36,194,037	7,273,453	28,920,584

Note 5. Distributions to Shareholders

The tax character of distributions paid during 2012 and 2011 was as follows:

	Government Securities Fund	Income and Equity Fund	Balanced Fund	Large Cap Value Fund	Mid Cap Value Fund	Small Cap Value Fund
Year ended December 31, 2012
Distributions paid from:
Ordinary Income	$-	$94,993	$-	$-	$-	$-
Long-Term Capital Gain	-	-	490,804	-	-	-
Return of Capital	-	-	-	-	-	-
Total Distributions	$-	$94,993	$490,804	$-	$-	$-
Year ended December 31, 2011
Distributions paid from:
Ordinary Income	$-	$157,804	$20,178	$-	$-	$-
Long-Term Capital Gain	-	-	967,955	-	-	-
Return of Capital	-	-	-	-	-	-
Total Distributions	$-	$157,804	$988,133	$-	$-	$-

Note 6. Capital Share Transactions

A 2% redemption fee is assessed on shares of the Government Securities Fund or Income and Equity Fund sold or exchanged within 30 days of purchase or shares of the Balanced Fund, Large Cap Value Fund, Mid Cap Value Fund or Small Cap Value Fund sold or exchanged within 180 days of purchase and is retained in each Fund. The redemption fees collected through December 31, 2012 are included in the dollar amount of shares sold in the table below. The amount of the increase is as follows:

	Class A	Class C	Class I
Government Securities Fund	$-	$-
Income and Equity Fund	20	9
Balanced Fund	664	1,596
Large Cap Value Fund	122	21
Mid Cap Value Fund	1,917	442
Small Cap Value Fund	115,634	8,963	$1,586

Pacific Advisors Fund Inc.

Notes to Financial Statements

December 31, 2012

	Year ended December 31, 2012		Year ended December 31, 2011
	Shares	Amount	Shares	Amount
Government Securities Fund
Class A
Shares Sold	16,200	$149,406	23,376	$213,903
Reinvestment of Distributions	-	-	-	-
	16,200	149,406	23,376	213,903
Shares Repurchased	(31,852)	(293,155)	(78,365)	(718,805)
Net Decrease	(15,652)	$(143,749)	(54,989)	$(504,902)
Class C
Shares Sold	5	$44	36,912	$332,976
Reinvestment of Distributions	-	-	-	-
	5	44	36,912	332,976
Shares Repurchased	(59,178)	(534,843)	(116,789)	(1,051,781)
Net Decrease	(59,173)	$(534,799)	(79,877)	$(718,805)
	Year ended December 31, 2012		Year ended December 31, 2011
	Shares	Amount	Shares	Amount
Income and Equity Fund
Class A
Shares Sold	155,498	$1,593,591	144,731	$1,442,276
Reinvestment of Distributions	6,865	70,570	9,872	97,367
	162,363	1,664,161	154,603	1,539,643
Shares Repurchased	(140,533)	(1,451,290)	(121,729)	(1,208,741)
Net Increase	21,830	$212,871	32,874	$330,902
Class C
Shares Sold	11,204	$111,905	4,488	$42,785
Reinvestment of Distributions	1,365	13,360	5,108	48,010
	12,569	125,265	9,596	90,795
Shares Repurchased	(143,779)	(1,414,013)	(193,642)	(1,832,018)
Net Decrease	(131,210)	$(1,288,748)	(184,046)	$(1,741,223)

Pacific Advisors Fund Inc.

Notes to Financial Statements

December 31, 2012

	Year ended December 31, 2012		Year ended December 31, 2011
	Shares	Amount	Shares	Amount
Balanced Fund
Class A
Shares Sold	22,803	$327,821	51,150	$753,280
Reinvestment of Distributions	10,306	145,620	16,892	228,721
	33,109	473,441	68,042	982,001
Shares Repurchased	(37,994)	(537,412)	(46,144)	(679,760)
Net Increase (Decrease)	(4,885)	$(63,971)	21,898	$302,241
Class C
Shares Sold	21,255	$286,598	28,030	$391,636
Reinvestment of Distributions	23,439	307,987	56,612	720,106
	44,694	594,585	84,642	1,111,742
Shares Repurchased	(389,401)	(5,259,443)	(537,116)	(7,437,583)
Net Decrease	(344,707)	$(4,664,858)	(452,474)	$(6,325,841)
	Year ended December 31, 2012		Year ended December 31, 2011
	Shares	Amount	Shares	Amount
Large Cap Value Fund
Class A
Shares Sold	62,303	$623,985	96,622	$884,375
Reinvestment of Distributions	-	-	-	-
	62,303	623,985	96,622	884,375
Shares Repurchased	(30,329)	(305,362)	(23,669)	(215,152)
Net Increase	31,974	$318,623	72,953	$669,223
Class C
Shares Sold	12,777	$115,489	16,903	$138,811
Reinvestment of Distributions	-	-	-	-
	12,777	115,489	16,903	138,811
Shares Repurchased	(25,421)	(227,410)	(25,370)	(204,816)
Net Decrease	(12,644)	$(111,921)	(8,467)	$(66,005)

Pacific Advisors Fund Inc.

Notes to Financial Statements

December 31, 2012

	Year ended December 31, 2012		Year ended December 31, 2011
	Shares	Amount	Shares	Amount
Mid Cap Value Fund
Class A
Shares Sold	72,344	$818,399	123,348	$1,514,987
Reinvestment of Distributions	-	-	-	-
	72,344	818,399	123,348	1,514,987
Shares Repurchased	(52,621)	(598,522)	(68,273)	(769,508)
Net Increase	19,723	$219,877	55,075	$745,479
Class C
Shares Sold	2,830	$28,446	2,272	$24,532
Reinvestment of Distributions	-	-	-	-
	2,830	28,446	2,272	24,532
Shares Repurchased	(25,638)	(261,131)	(64,208)	(699,735)
Net Decrease	(22,808)	$(232,685)	(61,936)	$(675,203)
	Year ended December 31, 2012		Year ended December 31, 2011
	Shares	Amount	Shares	Amount
Small Cap Value Fund
Class A
Shares Sold	644,101	$24,214,265	609,616	$20,049,412
Reinvestment of Distributions	-	-	-	-
	644,101	24,214,265	609,616	20,049,412
Shares Repurchased	(986,004)	(36,714,175)	(974,254)	(32,481,084)
Net Decrease	(341,903)	$(12,499,910)	(364,638)	$(12,431,672)
Class C
Shares Sold	36,207	$1,144,926	13,228	$401,146
Reinvestment of Distributions	-	-	-	-
	36,207	1,144,926	13,228	401,146
Shares Repurchased	(60,732)	(1,900,972)	(193,554)	(5,501,668)
Net Decrease	(24,525)	$(756,046)	(180,326)	$(5,100,522)
Class I
Shares Sold	66,395	$3,001,586	-	$-
Reinvestment of Distributions	-	-	-	-
	66,395	3,001,586	-	-
Shares Repurchased	(66,395)	(2,588,343)	-	-
Net Increase	-	$413,243	-	$-

Pacific Advisors Fund Inc.

Notes to Financial Statements

December 31, 2012

Note 7. Bank Borrowings

Each Fund may borrow money to the extent permitted by the 1940 Act, as amended, or any rules, exemptions or interpretations thereunder that may be adopted, granted or issued by the Securities and Exchange Commission. Under the 1940 Act, a mutual fund may borrow up to one-third of its total assets (including the amount borrowed) from banks for any purpose, and may borrow up to 5% of its total assets from banks or other lenders for temporary purposes. Each Fund may borrow to facilitate portfolio transactions or meet redemptions. The Large Cap Value Fund, Mid Cap Value Fund, and Small Cap Value Fund also may borrow money to invest in portfolio securities. Each Fund has the ability to borrow, from UMB Bank, n.a. (UMB), on an unsecured basis, at 1.50% over the Federal Funds rate. As of December 31, 2012, the Large Cap Value Fund, Mid Cap Value Fund and Small Cap Value Fund had borrowings from UMB with amounts of $29,152, $23,852 and $34,127, respectively, and were paying interest at 1.55% per annum on their outstanding borrowings. No compensating balances were required.

Pacific Advisors Fund Inc.

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders
Pacific Advisors Fund Inc.

We have audited the accompanying statements of assets and liabilities of Pacific Advisors Fund Inc. (comprising, respectively, the Government Securities Fund, Income and Equity Fund, Balanced Fund, Large Cap Value Fund, Mid Cap Value Fund and Small Cap Value Fund) (the "Funds"), including the schedules of investments, as of December 31, 2012, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds' internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2012, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective funds constituting the Pacific Advisors Fund Inc. at December 31, 2012, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Los Angeles, California
March 1, 2013

Pacific Advisors Fund Inc.

Disclosure Regarding the Board's Approval
of the Funds' Advisory Contracts

The Board of Directors, including a majority of the Independent Directors, most recently approved the Investment Management Agreements (the "Agreements") for the Funds at its meeting held on August 3, 2012. At that meeting, the Board approved the continuation of the Agreements by and between Pacific Advisors Fund Inc. (the "Corporation"), on behalf of each of its Funds, and Pacific Global Investment Management Company, Inc. ("PGIMC").

In approving the Agreements, the Board considered materials relating to, among other matters: (1) the financial condition and profitability of PGIMC, including information regarding PGIMC's cost of providing services, as well as comparative expense information for a peer group of funds; (2) investment performance of each Fund, including information comparing the performance of each Fund with a peer group of funds and an appropriate index or combination of indices; (3) sales and redemption data for each Fund; (4) the extent to which economies of scale are realized as the Funds grow and whether fee levels reflect these economies of scale for the Funds' investors; (5) the economic outlook and the general investment outlook in the markets in which each Fund invests; and (6) "fall-out" benefits realized by PGIMC (i.e., ancillary benefits derived by PGIMC and its affiliates from PGIMC's relationship with the Funds). The Board also periodically considers other material facts such as the allocation of each Fund's brokerage commissions, each Fund's record of compliance with its investment policies and restrictions on personal securities transactions, and the nature, cost, and character of non-investment management services provided by PGIMC and its affiliates. In approving the Agreements, the Board relied on all information presented to it over the course of the year.

Prior to the Board's approval of the Agreements, the Independent Directors met separately with independent counsel to review the materials provided. Based on its evaluation of all material factors, the Board, including a majority of the Independent Directors, determined that the Agreements were in the best interests of the Funds and their shareholders and that the fees to be paid to PGIMC under the Agreements were fair and reasonable in relationship to the services to be rendered thereunder and in light of the factors considered. During its deliberations, the Board did not identify any single factor as all important or controlling, and individual Directors may have weighed the same factors differently. The following summaries do not detail every matter considered. Matters considered by the Board included the following:

Nature, Quality and Extent of Services. The Board examined the nature, quality and extent of the services provided by PGIMC to the Funds. The Board reviewed PGIMC's key personnel in providing investment management services to the Funds as well as the changes in such personnel and the duties that such personnel perform for the Funds. The Board considered the qualifications and experience of PGIMC's portfolio management team, and PGIMC's commitment of its resources to portfolio management services. The Board considered PGIMC's responsibilities under the Agreements in serving as the Funds' investment manager, including responsibilities for investment research and stock selection; administration of the Funds' daily business operations; supervision of the Funds' transfer agent and administrative services agent; monitoring adherence to the Funds' investment restrictions; and monitoring compliance with various policies and procedures of the Funds. The Board was provided with and considered information regarding PGIMC's trading, operations, compliance, and investment research functions. The Board considered PGIMC's marketing strategy with respect to the Funds and the current asset levels of the Funds. The Board also considered the Funds' compliance program, the compliance reports periodically furnished to the Board, and the results of any regulatory exams. The Board concluded that the Funds were likely to benefit from the nature, extent and quality of the services provided by PGIMC under the Agreements.

Investment Performance of PGIMC and the Funds. The Board considered the performance of the Funds and PGIMC, including, to the extent applicable, each Fund's year-to-date, one-, three-, five-, and ten-year performance for the periods ended June 30, 2012; each Fund's one-, three-, five-, and ten-year

Pacific Advisors Fund Inc.

Disclosure Regarding the Board's Approval
of the Funds' Advisory Contracts

performance for the periods ended December 31, 2011; as well as certain comparative performance sourced by an independent data service for each Fund's benchmark(s) and funds PGIMC considered peers of the Funds. The Board was provided information regarding PGIMC's investment decision making process and trade execution policies and strategies. After reviewing the Funds' performance records, including performance relative to the Funds' benchmarks, peers and, with respect to the Income and Equity Fund and the Balanced Fund, the blended returns of these Funds' benchmarks, the Board concluded that, while past performance is no guarantee of future performance, including consideration of each Fund's strategy and role in the overall Fund complex, each Fund's investment performance overall weighed in favor of renewing the relevant Agreement.

Among other factors, the Board considered: (i) with respect to the Small Cap Value Fund, the Fund (Class A shares) was ranked as the top Lipper small cap core fund based on its one-year return as of December 31, 2011; and it outperformed its benchmark index for the one-, three-, five- and ten-year periods ended December 31, 2011 and the ten-year period ended June 30, 2012; (ii) with respect to the Mid Cap Value Fund, following a repositioning of the portfolio in 2008, the Fund (Class A shares) returned 17.25% and 13.41% for the three-year periods ended December 31, 2011 and June 30, 2012, respectively; (iii) with respect to the Large Cap Value Fund, the Fund (Class A shares) was ranked in the top 16% of the Lipper large cap core category based on its one-year return as of December 31, 2011, and it outperformed its benchmark index for the one- and five- year periods ended December 31, 2011 and the one-, three- and ten-year periods ended June 30, 2012; (iv) with respect to the Balanced Fund, the Fund's performance in light of its investment objective, policies and market conditions, and management's explanation of the Fund's conservative equity approach to take advantage of growth opportunities while minimizing its price volatility and its fixed income strategy to emphasize shorter-term securities to manage risk and protect principal; and the Fund (Class A shares) outperformed its benchmarks for the three-year period ended June 30, 2012; (v) with respect to the Income and Equity Fund, the Fund has two benchmarks, the Barclays Capital U.S. Intermediate Corporate Bond Index and the S&P 500 Index; the Fund (Class A shares) outperformed the Barclays Capital U.S. Intermediate Corporate Bond Index for the year-to-date period ended June 30, 2012 and it outperformed the S&P 500 Index for the three- and five-year periods ended June 30, 2012 and for the one- and five- year periods ended December 31, 2011; the Fund's performance exceeded the average return for its Lipper category for the year-to-date and one-year periods ended June 30, 2012; the Fund's performance in light of its investment objective, policies and market conditions; and management's explanation of the Fund's conservative fixed income strategy focused on shorter-term bonds to preserve capital and manage volatility; and (vi) with respect to the Government Securities Fund, the Fund's performance in light of its investment objective, policies and market conditions; and management's explanation of the difference between the Fund's performance and that of its benchmark which reflected the benchmark's longer average maturity, the Fund's emphasis on shorter-term securities to manage risk and protect principal, and the effects of an extended low interest rate environment on the performance of the Fund.

Costs of Services and Profits Realized by PGIMC. The Board reviewed PGIMC's 2011 audited financial statements. The Board reviewed the 2011 consolidated statement of operations of PGIMC and its subsidiaries and also considered the costs and profitability of PGIMC and its affiliates from their operations. The Board also reviewed the 2011 consolidated statement of financial condition of PGIMC and its subsidiaries and considered the financial condition of PGIMC and its ability to provide the quality of services specified under the Agreements and expected by the Board. The Board examined the fee information for the Funds as compared to that of comparable funds managed by other advisers, and in light of the investment strategy applied to each Fund. The comparative fee information provided to the Board indicated that each Fund's advisory fees were within the range of those charged by funds PGIMC considered peers of the Funds based on factors such as portfolio characteristics, investment style and asset level. The Board

Pacific Advisors Fund Inc.

Disclosure Regarding the Board's Approval
of the Funds' Advisory Contracts

reviewed a description of the methodology used for selecting the funds in each peer group. The Board considered that during 2011, PGIMC had waived fees and reimbursed expenses for the Government Securities Fund, Income and Equity Fund, and Large Cap Value Fund in order to keep their expenses down; and that PGIMC expected to continue to waive fees for the Government Securities Fund, Income and Equity Fund, and Large Cap Value Fund in 2012 to the extent expenses exceed the agreed expense limits for those Funds. Another factor was that, over the history of the Funds, PGIMC and its affiliates had waived and/or reimbursed expenses for all the Funds in excess of $4.0 million. The Board also considered that affiliates of PGIMC provide distribution, administrative, and transfer agency services for the Funds, and, based on information furnished by PGIMC, the benefits to the Funds of having such services provided by such affiliates. The Board also considered the Funds' sales and redemption data in the first six months of 2012, in light of current market conditions. The Board concluded that the Funds' management fees were reasonable in light of the services provided.

Economies of Scale. The Board considered the extent to which the Funds' management fees reflect economies of scale for the benefit of the Funds' shareholders. The Board reviewed the Funds' fee arrangements, which include breakpoints that decrease the fee rate as the Funds' assets increase. The Board considered the fact that current assets were well below the threshold for the initial advisory fee breakpoint for each Fund. The Board noted that the expense ratios for the Funds were impacted by lower asset levels for most of the Funds in 2011 as compared to 2010. Based on its review, the Board concluded that the Funds' management fee structures allow shareholders to benefit from economies of scale as the Funds' assets increase. The Board also considered that PGIMC had been waiving fees and reimbursing expenses for the Government Securities Fund, Income and Equity Fund, and the Large Cap Value Fund.

Other Benefits to PGIMC. In evaluating the benefits that accrue to PGIMC through its relationship with the Funds, the Board recognized that, in addition to providing advisory services, PGIMC and its affiliates serve the Funds in various capacities, including as transfer agent, administrative services agent and distributor, and receive compensation from the Funds in connection with providing these services. The Board considered that each service provided to the Funds by PGIMC or one of its affiliates is pursuant to a written agreement, which the Board evaluates periodically. The Board also considered the benefits that accrue to PGIMC through its relationship with the Funds in its management of separately managed accounts, and another fund for which it serves as sub-adviser. The Board concluded that the benefits were consistent with PGIMC's rights and obligations under the Agreements.

After full consideration of these and other factors, the Board, including a majority of the Independent Directors, concluded that approval of the Agreements was in the best interest of the Funds and their shareholders.

Pacific Advisors Fund Inc.

Directors and Officers

"Independent" Directors

Name (Age)	Position with the Company[1]	Year elected Director of the Company	Principal occupation(s) during past 5 years	Other Directorships held by Director
L. Michael Haller, III (69)	Director	1992	CEO, Digital Angel, Inc. (communications equipment distributor); Consultant, d/b/a Asahi Broadcasting Enterprises (software development); Chairman and President, Gammaker Pte. Ltd. (mobile game developer); and formerly Chairman, Kapitall, Inc. (online introducing brokerage) (2011-2012); President, Bionic Games, Inc. (game software development company) (2008-2011); and Vice President and General Manager, Kapitall Studio (division of Kapitall, Inc.) (2010-2011)	None
Peter C. Hoffman (62)	Director	2010	President, Sierra Autocars, Inc. (auto dealership), Sierra Vehicles, Inc. (auto dealership), Sierra Automotive Enterprises, Inc. (auto dealership) and Sierra Pursuits, Inc. (management company)	None
Gerald E. Miller (83)	Director	1992	Retired in 1992; and formerly worked for Merrill Lynch for over 30 years and was a Senior Resident Vice President at retirement in 1992	None
Louise K. Taylor, PhD (66)	Director	1992	Retired in 2009; and formerly Superintendent, Monrovia Unified School District (1991-2009)	None

"Interested" Directors2

Name (Age)	Positions with the Company[1]	Year elected a Director and officer of the Company	Principal occupations during past 5 years	Other Directorships held by Director
Victoria L. Breen (61)*	Director Assistant Secretary	1992 2002

President, Derby & Derby, Inc. (financial services company); Agent, Transamerica Life Companies; Registered Principal, Transamerica Financial Advisors, Inc.; and Assistant Secretary and Director, Pacific Global Investment Management Company

				None
George A. Henning (65)**	President and Chairman	1992	Chairman, President and Director, Pacific Global Investment Management Company; and Chairman and Director, Pacific Global Fund Distributors, Inc. and Pacific Global Investor Services, Inc.	None

Each Director oversees all 6 Pacific Advisors Fund portfolios.

The Fund's Statement of Additional Information contains additional information about the Fund's Directors and Officers and is available without charge upon request by calling (800) 989-6693. The business address for all Directors and officers of the Company is 101 N. Brand Blvd., Suite 1950, Glendale, CA 91203, Attn: Secretary.

Pacific Advisors Fund Inc.

Directors and Officers

Other Officers

Name (Age)	Position(s) with the Company	Year elected an officer of the Company	Principal occupations during past 5 years
Catherine L. Henning (35)	Vice President Secretary	2010 2006

Senior Vice President, Secretary, Director of Client Services and Director, Pacific Global Investment Management Company; President, Secretary, Chief Compliance Officer and Director, Pacific Global Fund Distributors, Inc.; and Vice President, Secretary and Director, Pacific Global Investor Services, Inc.

Barbara A. Kelley (59)	Vice President, Treasurer and Chief Compliance Officer	2001

Executive Vice President, Chief Compliance Officer and Director, Pacific Global Investment Management Company; Director, Pacific Global Fund Distributors, Inc.; President and Director, Pacific Global Investor Services, Inc.

Araceli Olea (40)	Assistant Secretary	2008	Shareholder Services Manager, Pacific Global Investor Services, Inc.; and Assistant Secretary, Pacific Global Investment Management Company and Pacific Global Investor Services, Inc.
Jingjing Yan (39)	Assistant Treasurer	2005	Vice President and Treasurer, Pacific Global Investment Management Company; Treasurer, Pacific Global Fund Distributors, Inc. and Pacific Global Investor Services, Inc.

1  Each director is elected to serve until the next annual shareholders meeting and until his or her successor is elected or appointed. The Company does not hold regular annual shareholders meetings to elect Directors. Vacancies on the Board can be filled by the action of a majority of the Directors, provided that at least two-thirds of the Directors have been elected by the shareholders.

2  "Interested persons" as defined in the 1940 Act, as amended, based on their affiliation with the Funds' investment manager and its affiliates (including the Funds' principal underwriter).

*  Ms. Breen is considered an interested director because (a) she is a registered principal of a registered broker/dealer that engages in sales of Company shares under a selling agreement with the Distributor, and in that capacity she has received commissions on the sale of the Funds' shares; (b) she is an officer of the Company; and (c) she is a shareholder of the Manager and a member of the Manager's Board of Directors.

**  Mr. Henning is considered an interested director because (a) he holds the positions described above with the Company, the Manager and its affiliates; (b) by virtue of his ownership of the Manager's shares he may be deemed a "control person" of the Manager; and (c) he is Ms. Henning's father.

Pacific Advisors Fund Inc.

Additional Tax Information (Unaudited)

For federal income tax purposes, the following information is furnished with respect to the distributions paid by the Funds during the taxable year ended December 31, 2012. The Funds designated and paid as long-term capital gain distributions as follows:

	Government Securities Fund	Income and Equity Fund	Balanced Fund	Large Cap Value Fund	Mid Cap Value Fund	Small Cap Value Fund
Long-term capital gain distributions	-	-	$490,804	-	-	-

A percentage of the dividends distributed during the fiscal year for the Funds qualifies for the dividends-received deduction for corporate shareholders:

	Government Securities Fund	Income and Equity Fund	Balanced Fund	Large Cap Value Fund	Mid Cap Value Fund	Small Cap Value Fund
Corporate dividends-received deduction	N/A	100.00%	N/A	N/A	N/A	N/A

Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the "Act"), the following percentage of ordinary dividends paid during the taxable year ended December 31, 2012 are designated as "qualified dividend income," as defined in Act and subject to reduced tax rates in 2011.

	Government Securities Fund	Income and Equity Fund	Balanced Fund	Large Cap Value Fund	Mid Cap Value Fund	Small Cap Value Fund
Percentage of qualified dividends	N/A	100.00%	N/A	N/A	N/A	N/A

In January 2013, the Funds provided tax information to shareholders for the preceding calendar year.

Pacific Advisors Fund Inc.

notes

Pacific Advisors Fund Inc.

notes

Pacific Advisors Fund Inc.

notes

Pacific Advisors Fund Inc.

Directors

George A. Henning, Chairman
Victoria L. Breen
L. Michael Haller, III
Peter C. Hoffman
Gerald E. Miller
Louise K. Taylor, Ph.D.

Officers

George A. Henning, President
Catherine L. Henning, Vice President and Secretary
Victoria L. Breen, Assistant Secretary
Araceli Olea, Assistant Secretary
Barbara A. Kelley, Treasurer
Jingjing Yan, Assistant Treasurer

Investment Manager

Pacific Global Investment Management Company
101 North Brand Blvd., Suite 1950
Glendale, California 91203

Transfer Agent and Administrator

Pacific Global Investor Services, Inc.
101 North Brand Blvd., Suite 1950
Glendale, California 91203

Distributor

Pacific Global Fund Distributors, Inc.
101 North Brand Blvd., Suite 1950
Glendale, California 91203
(800) 989-6693

Availability of Quarterly Portfolio Schedule

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the SEC's Web site at http://www.sec.gov. The Fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information about the operation of the Public Reference Room may be obtained by calling the SEC at (800) SEC-0330.

The Fund's complete schedule of portfolio holdings for each fiscal quarter is posted on the Fund's Web site at www.PacificAdvisorsFund.com and is available without charge, upon request by calling (800) 989-6693. Documents will be sent within 3 business days of receipt of your request.

Availability of Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request by calling (800) 989-6693. Documents will be sent within 3 business days of receipt of your request. This information is also available on the SEC's Web site at http://www.sec.gov.

Pacific Global Fund Distributors, Inc.
101 North Brand Blvd., Suite 1950
Glendale, California 91203

Item 2.                                                         Code of Ethics

Registrant has adopted a Code of Ethics pursuant to Section 406 of the Sarbanes-Oxley Act of 2002 that applies to Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.  Registrant will provide to any person without charge, upon request, a copy of the Code of Ethics if such person submits a request in writing addressed to the Registrant’s secretary at the principal executive offices listed above.

Item 3.                                                         Audit Committee Financial Expert

Registrant’s Audit Committee has three members.  While these members are “financially literate,” the Board has determined that none of the members of the Audit Committee meet the technical definition of “audit committee financial expert.”  Registrant has determined that an audit committee financial expert is not necessary at this time because (i) the Audit Committee members are financially literate; (ii) they have served on Registrant’s Audit Committee for several years; (iii) the accounting methodologies applicable to registered investment companies and the types of investment activities in which the Funds engage are well established; and (iv) Registrant’s financial statements do not involve the types of complex accounting issues that other types of public companies may have.

Item 4.                                                         Principal Accountant Fees and Services

(a)-(d)              Ernst & Young LLP (“E&Y”) billed the Registrant aggregate fees for professional services rendered for the fiscal years ending December 31, 2011, and December 31, 2012, as follows:

	Audit Fees	Audit Related Fees	Tax Fees	All Other Fees
2012	$165,500	$2,500	$32,500	$0
2011	$157,500	$2,500	$31,000	$0

(b)                                 Audit Related Fees are for services rendered to provide consent of the annual update to the Corporation’s Form N1-A and non-routine N1-A filings.

(c)                                  Tax Fees include the services for the review of income tax returns and excise taxes.

(e)(1)                   The Audit Committee is authorized to pre-approve non-audit services provided by the Corporation’s auditors, if they find it appropriate in light of their fiduciary duties and in the exercise of their good faith business judgment and compatible with the auditors’ independence. The Chairman of the Audit Committee is authorized to approve audit and non-audit services for newly established funds of the Corporation on the same terms as the full Audit Committee previously had approved for the then existing funds, and to approve non-audit services which are permissible under applicable law, provided the estimated fee is not more than $5,000 based on a good faith estimate provided by the auditor.  The Chairman shall report any such pre-approval to the Audit Committee at its next following meeting.

(e)(2)                   None.

(f)                                   None.

(g)                                  None.

(h)                                 Not applicable.

Item 5.                                                         Audit Committee of Listed Registrants

Not applicable as Registrant is not a listed issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934.

Item 6.                                                         Statements of Investments

Statements of Investments is included as part of the report to shareholders filed under Item 1 of this form.

Item 7.                                                         Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 8.                                                         Portfolio Managers of Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 9.                                                         Purchases of Equity Securities by Managers of Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10.                                                  Submission of Matters to a Vote of Security Holders

No material changes have been made.

Item 11.                                                  Controls and Procedures.

(a)                                 Based upon their evaluation of Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) as conducted within 90 days of the filing date of this Form N-CSR, Registrant’s principal executive officer and principal financial officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by Registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)                                 There were no changes in Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, Registrant’s internal control over financial reporting.

Item 12.                                                  Exhibits

(a)(1)                  Not applicable.

(a)(2)                  Certifications required by Item 12(a) of Form N-CSR and Section 302 of the Sarbanes-Oxley Act of 2002 (filed herewith).

(b)                                 Certification required by Section 906 of the Sarbanes-Oxley Act of 2002 (filed herewith).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Pacific Global Fund Inc. d/b/a Pacific Advisors Fund Inc.

By:	/s/ George A. Henning
George A. Henning
Chairman, Pacific Advisors Fund Inc.

Date:	March 4, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of Registrant and in the capacities and on the dates indicated.

By:	/s/ George A. Henning
George A. Henning
Chief Executive Officer

Date:	March 4, 2013

By:	/s/ Barbara A. Kelley
Barbara A. Kelley
Chief Financial Officer

Date:	March 4, 2013